UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )
Filed by the Registrant   ☐
Filed by a Party other than the Registrant   ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material under §240.14a-12

Granite Point Mortgage Trust Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

GRANITE POINT MORTGAGE TRUST

Notice of Annual Meeting and 2022 Proxy Statement

Dear Fellow Stockholders,
On behalf of the Board of Directors of Granite Point Mortgage Trust Inc., it is my pleasure to invite you to our 2022 Annual Meeting of Stockholders, which will be conducted virtually via live webcast, on Thursday, June 2, 2022, at 10:00 a.m. Eastern Time. We believe that hosting a virtual annual meeting will make our annual meeting more accessible for all of our stockholders.
The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe the business to be conducted at the Annual Meeting and details regarding access to the webcast. It is important that your shares of common stock be represented at our Annual Meeting, regardless of the number of shares you hold and whether or not you plan to attend the virtual meeting. Accordingly, we encourage you to authorize your vote as soon as possible by following the instructions contained in the Notice of Internet Availability of Proxy Materials that you receive for our Annual Meeting, or, if you have elected to receive a paper or e-mail copy of the proxy materials, by completing, signing and returning the proxy card that is provided.
We hope you are able to attend our virtual 2022 Annual Meeting. We appreciate your continued support and the confidence demonstrated by your investment in Granite Point.
Sincerely, John A. Taylor President, Chief Executive Officer and Director April 18, 2022

NOTICE OF ANNUAL MEETING
MEETING LOGISTICS
When:	Thursday, June 2, 2022 10:00 a.m. Eastern Time
Where:	You can attend the meeting by logging into virtualshareholdermeeting.com/ GPMT2022 and following the instructions provided on your Notice of Availability.
Who:	You may vote at the Annual Meeting if you were a holder of record of our common stock as of the close of business on April 4, 2022.
Voting:
You are encouraged to vote in one of the following ways prior to the meeting.
Stockholders of Record
By Internet	Please access the website www.proxyvote.com and follow the instructions provided on the Notice of Availability or proxy card.
By Telephone	Please call the number and follow the instructions provided on the Notice of Availability or proxy card.
By Mail	Please complete, sign and date your proxy card and return it in the reply envelope included with the paper proxy materials.
Beneficial Owners
If you hold your shares in street name, you must vote your shares in the manner prescribed by your broker, bank, trustee or other nominee, which is similar to the voting procedures for stockholders of record.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 2, 2022:
Our 2022 Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2021, are available at www.proxyvote.com

VOTING ITEMS
Proposals		Board’s Voting Recommendation
	To elect as directors the five nominees named in the accompanying proxy statement	FOR
	To approve on an advisory basis the compensation of our named executive officers	FOR
	To approve the proposed Granite Point Mortgage Trust Inc. 2022 Omnibus Incentive Plan	FOR
	To ratify the appointment of Ernst & Young LLP as our independent auditor for our fiscal year ending December 31, 2022	FOR
We will also transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.
On or about April 18, 2022, we will begin mailing a Notice of Internet Availability of Proxy Materials, which contains information regarding how to access our proxy materials and vote, to stockholders unless they have directed us to provide the materials in a different manner. Certain stockholders will continue to receive a printed set of proxy materials, including our Proxy Statement, Annual Report on Form 10-K and proxy card or voting instructions. Our Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.
To attend the Annual Meeting, visit www.virtualshareholdermeeting.com/GPMT2022. You will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, your proxy card or the instructions that accompanied your proxy materials.
BY ORDER OF THE BOARD OF DIRECTORS,
Michael J. Karber
Vice President, General Counsel and Secretary
April 18, 2022

2022 PROXY STATEMENT / 1

Proxy Summary

This summary does not contain all information you should consider before voting. Please read the entire proxy statement carefully.
About Our Company
Granite Point Mortgage Trust Inc. (NYSE: GPMT) is an internally managed real-estate finance company that focuses primarily on directly originating, investing in and managing senior floating-rate commercial mortgage loans and other debt and debt-like commercial real estate (CRE) investments. We operate as a real estate investment trust, or REIT, as defined under the Internal Revenue Code.
We are a long-term, fundamental value-oriented investor. We construct our investment portfolio on a loan-by-loan basis, emphasizing rigorous credit underwriting, selectivity and diversification, and we assess each investment from a fundamental value perspective relative to other opportunities available in the market.
GRANITE POINT MORTGAGE TRUST INC. TIMELINE
INTERNALIZATION IN 2021
As noted in the timeline above, we were externally managed by Pine River Capital Management L.P., or our Former Manager, through 2020. We entered into a definitive agreement with our Former Manager on October 10, 2020, pursuant to which we internalized our management function on December 31, 2020. Our new internal management structure and the accompanying enhancements in disclosure and transparency provide us with a differentiated platform that is more closely aligned with our stockholders’ interests.
Benefits of New Internal Management Structure for Our Stockholders

•
Meaningfully reduced operating expenses and created opportunities to realize increased economies of scale

•
No management fee based on stockholders’ equity

•
New executive compensation program emphasizing performance-based cash and equity awards incorporating financial and non-financial goals

•
Compensation Committee approval – and transparent disclosure – of all components of executive compensation, not just equity awards

•
Alignment of capital markets activities with stockholder interests

2 / investors.gpmtreit.com

2021 COMPANY HIGHLIGHTS
FINANCIAL HIGHLIGHTS
$67.6M
GAAP net income(1) of $67.6 million, or $1.24 per basic share
$54.3M
Distributable Earnings(2) of $54.3 million, or $0.99 per basic share
$16.70
Book value per common share of $16.70
PORTFOLIO AND CAPITALIZATION HIGHLIGHTS
$4.2BN

•
Broadly diversified 100% loan portfolio comprised of 105 discrete investments totaling $4.2 billion in commitments and $3.8 billion outstanding balance

•
99% senior loans with an average commitment of $36 million and a weighted average stabilized LTV(1) of 63.5%

•
Capitalized with over $1 billion of equity and a well-balanced funding profile with over 75% non-mark-to-market borrowings and moderate leverage of 2.7x debt-to-equity(1)

(1) See definition in Appendix A (2) See definition and GAAP reconciliation in Appendix A

Meeting Information

DATE & TIME:
Thursday, June 2, 2022
10:00 a.m. Eastern Time
VIRTUAL MEETING:
This year’s meeting will be held virtually at virtualshareholdermeeting.com/GPMT2022
RECORD DATE:
Holders of record of common stock at the close of business on April 4, 2022, are eligible to vote

MEETING AGENDA:
1.
To elect as directors the five nominees named in this proxy statement

2.
To approve on an advisory basis the compensation of our named executive officers

3.
To approve the proposed Granite Point Mortgage Trust Inc. 2022 Omnibus Incentive Plan

4.
To ratify the appointment of Ernst & Young LLP to serve as our independent auditor for our fiscal year ending December 31, 2022

5.
To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof

2022 PROXY STATEMENT / 3

Voting Roadmap

PROPOSAL 1: ELECTION OF DIRECTORS
The Board of Directors recommends that you vote FOR each director nominee. These individuals bring a range of relevant experiences and perspectives that is essential to good governance and leadership of our Company.
“FOR” (See Page 9)
NOMINEE SNAPSHOT
Nominee	Age	Director Since	Independent	Primary Occupation	Committees
					Audit	Comp	N&CG
Stephen G. Kasnet Chair of the Board	76	2017	X	Former President and Chief Executive Officer of Harbor Global Company, Ltd.	C
John (“Jack”) A. Taylor	66	2017	CEO	President and Chief Executive Officer of Granite Point Mortgage Trust Inc.
Tanuja M. Dehne	50	2017	X	President and Chief Executive Officer of the Geraldine R. Dodge Foundation		M	C
W. Reid Sanders	72	2017	X	President of Sanders Properties, Inc.	M	M	M
Hope B. Woodhouse	65	2017	X	Former Chief Operating Officer of Bridgewater Associates, LP	M	C	M
Number of Meetings in 2021		Full Board: 10			5	9	5
Comp = Compensation   N&CG = Nominating & Corporate Governance   C = Chair   M = Member
NOMINEE CHARACTERISTICS
4 / investors.gpmtreit.com

CORPORATE GOVERNANCE HIGHLIGHTS
Separation of Chair and CEO	Independent committees	Majority voting
Our Chief Executive Officer focuses on managing our Company while our independent Board Chair drives accountability at the Board level	All of our Board committees are comprised entirely of independent directors	We have a majority standard for uncontested elections of directors and a resignation policy for directors who do not receive a majority of the votes cast
Unclassified board	Board assessments	Executive sessions
All of our directors are elected annually for a one-year term	A rigorous self-assessment process helps our Board evaluate its performance and identify and address any potential gaps	Our independent directors hold regular executive sessions
Director education	Overboarding restrictions	Stock ownership guidelines
Our Director Education Policy empowers our directors to be well versed in principles of corporate governance and other critical subject matters	A director may not serve on more than three other boards of public companies in addition to our Board, and a director who serves as a public company CEO may not serve on more than one other board	Each independent director is expected to accumulate equity interests in an amount equal to three times the director’s annual base cash retainer
No hedging or pledging	Single class of common stock	Special meetings
We prohibit short sales, transactions in derivatives, hedging and pledging of our securities by directors, executive officers and employees	Each share of our common stock has one vote	Holders of a majority of our stock are able to call a special meeting of stockholders
2022 PROXY STATEMENT / 5

ENVIRONMENTAL, SOCIAL AND GOVERNANCE (ESG) PROGRAM
The quality corporate governance measures described throughout this proxy statement and highlighted above represent one facet of a successful ESG program. We recognize that our approach to environmental and social matters could also affect our long-term financial performance and impact our stakeholders and communities in significant ways.
Our Board of Directors oversees our Company’s approach to ESG matters and receives periodic reports from management on related topics. Our Board has decided to retain Board-level oversight while management undertakes the critical work of identifying our Company’s most significant ESG matters. Our Board will consider whether to delegate some of the ESG oversight responsibilities to one or more of its committees as our Company’s ESG program matures.
In an effort to form a cohesive approach to ESG matters, we have assembled a working group that consists of representatives from our loan originations, human resources, legal and investor relations functions and reports to our Chief Executive Officer. This working group has been charged with providing leadership in the following areas:
•
Evaluating the most significant risks and opportunities that ESG matters represent for our business and the most significant impacts that ESG matters have on our business partners, investors, employees, other stakeholders and communities;

•
Developing strategies to address ESG risks and opportunities and generate positive impacts; and

•
Implementing responsive measures.

The directive of the ESG working group is aligned with our Company’s core values and emphasis on building and maintaining long-term relationships, as illustrated below:
6 / investors.gpmtreit.com

PROPOSAL 2: APPROVAL OF ADVISORY VOTE ON EXECUTIVE COMPENSATION
The Board of Directors recommends that you vote FOR this “Say on Pay” advisory proposal. Our executive compensation program is designed to reward performance and align with stockholders’ interests.
“FOR” (See Page 58)
COMPENSATION PHILOSOPHY
OUR TOTAL REWARDS PHILOSOPHY IS DESIGNED TO:

•
Attract and retain the best talent to support our business objectives;

•
Pay for performance by linking compensation to the achievement of short-term and long-term financial and strategic goals;

•
Align the interests of our executive officers and stockholders by tying elements of executive compensation to corporate performance and generated returns; and

•
Ensure fair, equitable and competitive pay practices.

2021 TARGET TOTAL DIRECT COMPENSATION

*
Numbers do not sum at 100% due to rounding

2022 PROXY STATEMENT / 7

QUALITY COMPENSATION PRACTICES
What We Do

•
A significant majority of each executive officer’s compensation is at risk

•
Our clawback policy allows recoupment of cash or equity awards upon a financial restatement

•
We have adopted meaningful stock ownership requirements applicable to our executive officers

•
Our Compensation Committee retains an independent compensation consultant who provides no other services to our Company

•
Payouts of performance-based cash and equity awards are capped at 200% of target

What We Don’t Do

•
Our executive officers do not receive perquisites or retirement plans not available to other employees

•
We do not allow executive officers to hedge or pledge their Company stock

•
We do not have single-trigger accelerated vesting of equity awards upon a change of control of the Company

•
We do not pay dividends on any performance-based equity units that are not earned through satisfaction of the awards’ performance metrics

•
Our executive officers do not have guaranteed bonuses

PROPOSAL 3: APPROVAL OF PROPOSED 2022 OMNIBUS INCENTIVE PLAN The Board of Directors recommends that you vote to approve the proposed Granite Point Mortgage Trust Inc. 2022 Omnibus Incentive Plan.	“FOR” (See Page 59)

PROPOSAL 4: RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT AUDITOR
The Board of Directors recommends that you vote in favor of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2022.
“FOR” (See Page 70)
8 / investors.gpmtreit.com

Proposal 1: Election of Directors
Proposal 1: Election of Directors

We have highly qualified director nominees who reflect a broad and diverse mix of business backgrounds, skills and experience.
TOTAL NOMINEES	INDEPENDENT	WOMEN	ETHNIC/ RACIAL MINORITIES	AVERAGE DIRECTOR AGE	AVERAGE DIRECTOR TENURE	TOTAL DIVERSITY
5	4	2	1	65.8 years	5 years	40%
Pursuant to our Amended and Restated Bylaws, or Bylaws, each of our directors is elected by stockholders each year at our annual meeting to serve terms expiring at the next annual meeting and until his or her successor is duly elected and qualified. Our Bylaws provide that our Board may be comprised of no fewer than the number of directors required by the Maryland General Corporation Law and no more than 15, with the precise number to be set by our Board.
Our Board currently has six members, and five of them have been nominated by the Board for election at the annual meeting of stockholders to be held on June 2, 2022, or the Annual Meeting. Devin Chen currently serves on our Board but will not stand for re-election at the Annual Meeting. Proxies cannot be voted for a greater number of persons than the number of nominees named. Each of these nominees has previously been elected by the stockholders.
Following are the names, ages as of April 1, 2022, existing positions on our Board, and self-identified diversity characteristics of the five director nominees standing for election to our Board at the Annual Meeting:
	Age	Position(s) Held at Our Company	Woman	Ethnic/ Racial Minority
Stephen G. Kasnet	76	Chair of the Board and Independent Director
John (“Jack”) A. Taylor	66	President, Chief Executive Officer and Director
Tanuja M. Dehne	50	Independent Director	X	X
W. Reid Sanders	72	Independent Director
Hope B. Woodhouse	65	Independent Director	X
We believe that each of our director nominees possesses high standards of ethics, integrity and professionalism, sound judgment and a commitment to representing the long-term interests of our stockholders. In addition, as a group, the nominees have considerable experience and skills in the following areas, which are critical to the effective oversight of our Company:
•
Senior-level management;

•
Commercial real estate;

•
Corporate governance;

•
Risk management; and

•
Finance.

The information presented below regarding each director nominee sets forth specific experience, qualifications, attributes and skills that led our Board to conclude that he or she should be nominated to stand for election to serve as a director.
2022 PROXY STATEMENT / 9

Proposal 1: Election of Directors
Stephen G. Kasnet
Age: 76 Director Since: 2017 Chair of the Board and Independent Director	Committee(s): Audit (Chair)
PROFESSIONAL HISTORY

•
Mr. Kasnet served as the Chair of Dartmouth Street Capital LLC, a private investment firm, from 2007 to 2009.

•
From 2000 to 2006, he was President and Chief Executive Officer of Harbor Global Company, Ltd., an asset management, natural resources and real estate investment company, and Chief Executive Officer of PIOglobal Investment Fund, a publicly owned, Russian-domiciled subsidiary of Harbor Global investing in corporations located in the Russian Federation.

•
He was Chair of Warren Bank, a state commercial bank, and Warren Bancorp, the bank holding company for Warren Bank, from 1990 to 2003.

•
From 1995 to 1999, Mr. Kasnet was a director and member of the Executive Committee of The Bradley Real Estate Trust, a real estate investment trust.

•
Mr. Kasnet has also held senior management positions with other financial organizations, including Pioneer Group, Inc., First Winthrop Corporation and Winthrop Financial Associates, and Cabot, Cabot and Forbes.

OTHER CURRENT BOARD MEMBERSHIPS AND AFFILIATIONS
•
Director of Two Harbors Investment Corp. (NYSE: TWO), a hybrid mortgage real estate investment trust, since 2009 (chair of the board, chair of the audit committee, and a member of the risk oversight committee)

•
Trustee of the board of the Governor’s Academy, a private coed boarding high school in Byfield, Massachusetts

PAST BOARD SERVICE
•
GoodBulk Ltd., a cargo company, from 2017 to 2019

•
Tenon Ltd., a wood products company, from 2016 to 2018 (chair of the board)

•
Silver Bay Realty Trust Corp. (NYSE: SBY), a real estate investment trust, from 2012 to 2017

•
First Ipswich Bancorp, the holding company for The First National Bank of Ipswich, which is owned by Brookline Bancorp, Inc., from 2008 to 2020

•
Columbia Laboratories, Inc. (NASDAQ: CBRX), a specialty pharmaceuticals company, now Juniper Pharmaceuticals, from August 2004 to June 2015 (chair of the board from November 2004 to June 2015)

•
Rubicon Ltd. (NZX: RBC), an international investor in forestry related industries, from 2004 to 2018 (chair of the board)

•
Republic Engineered Products, a steel producer, from 2002 to 2008

•
FTD, Inc., a florist collective, from 2001 to 2005

EDUCATION • Mr. Kasnet received a B.A. from the University of Pennsylvania.
Mr. Kasnet’s contributions to our Board include his broad business background, extensive experience as a director of public companies, and his qualification as an audit committee financial expert.
10 / investors.gpmtreit.com

Proposal 1: Election of Directors
John (“Jack”) A. Taylor
Age: 66 Director Since: 2017
PROFESSIONAL HISTORY

•
Mr. Taylor has been the President and Chief Executive Officer of our Company since its inception in 2017.

•
He served as Global Head of Commercial Real Estate of Pine River Capital Management L.P. (which externally managed the Company until December 31, 2020) from 2014 through 2020.

•
Prior to joining Pine River Capital Management, Mr. Taylor served as a Managing Director and Head of Global Real Estate Finance for Prudential Real Estate Investors (now known as PGIM Real Estate Company), a commercial real estate investor, from 2009 to 2014, where he was also a member of the Global Management Committee and chaired the Global Investment Committee for debt and equity.

•
From 2003 to 2007, Mr. Taylor was a partner at Five Mile Capital Partners LLC, an alternative investment and asset management company.

•
Prior to Five Mile Capital Partners, he was co-head of real estate investment banking for the Americas and Europe at UBS Group AG.

•
He previously led the Real Estate Group at PaineWebber & Co. and served on the firm’s Operating Committee.

•
He was head trader and manager of the CMBS and Principal Commercial Mortgage business for Kidder, Peabody & Co., Inc.

OTHER CURRENT BOARD MEMBERSHIPS AND AFFILIATIONS
•
Chairman of the Innocence Project

•
Founding governor and current member of the Commercial Mortgage Securities Association (now the Commercial Real Estate Finance Council)

•
Member of the President’s Council of the Real Estate Roundtable

EDUCATION
•
Mr. Taylor received a J.D. from Yale Law School, a MSc. in international relations from the London School of Economics and Political Science, and a B.A. in philosophy from the University of Illinois.

Mr. Taylor is a valuable member of our Board because of his role as our Company’s President and Chief Executive Officer and his extensive knowledge of, and experience in, the commercial real estate markets in which our Company operates.
2022 PROXY STATEMENT / 11

Proposal 1: Election of Directors
Tanuja M. Dehne
Age: 50 Director Since: 2017 Independent Director	Committee(s): Compensation, Nominating & Corporate Governance (Chair)
PROFESSIONAL HISTORY

•
Ms. Dehne has served as the President and Chief Executive Officer of the Geraldine R. Dodge Foundation since 2019.

•
From 2014 to 2016, Ms. Dehne was the Executive Vice President, Chief Administrative Officer and Chief of Staff of NRG Energy, Inc. (NYSE: NRG), a power generation and retail electricity company. In this role, Ms. Dehne oversaw NRG’s Human Resources, Information Technology, Communications, Corporate Marketing and Sustainability Departments, including the company’s charitable giving program, mergers and acquisition integrations and big data analytics.

•
Prior to these positions, she was the Senior Vice President, Human Resources of NRG starting in 2011, where she led NRG’s Human Resources department, which handled all human resources functions for more than 8,000 employees.

•
From 2004 to 2011, Ms. Dehne served as the Corporate Secretary and Deputy/Assistant General Counsel of NRG, leading corporate governance and corporate transactions, including financing, mergers and acquisitions, public and private securities offerings, securities and stock exchange matters and reporting compliance.

•
Prior to joining NRG, from 1998 to 2004, Ms. Dehne practiced corporate law as a member of the business department of Saul Ewing Arnstien & Lehr, LLP.

OTHER CURRENT BOARD MEMBERSHIPS AND AFFILIATIONS
•
Director of Climate Real Impact Solutions II Acquisition Corporation (NYSE: CLIM.U), a climate-focused special-purpose acquisition company, since 2021

•
Co-Chair of the Gupta Governance Institute at Drexel University

PAST BOARD SERVICE
•
Advanced Disposal Services, Inc. (NYSE: ADSW), a solid waste collection company, from 2017 to 2020

•
Silver Bay Realty Trust Corp. (NYSE: SBY), a real estate investment trust, from 2012 to 2017

EDUCATION • Ms. Dehne received a J.D. from Syracuse University, an M.A. from the University of Pennsylvania in political science, and a B.A. from Lafayette College.
Ms. Dehne’s knowledge of corporate governance, background serving in various executive management roles, and prior public company experience make her a valuable member of our Board.
12 / investors.gpmtreit.com

Proposal 1: Election of Directors
W. Reid Sanders
Age: 72 Director Since: 2017 Independent Director	Committee(s): Audit, Compensation, Nominating & Corporate Governance
PROFESSIONAL HISTORY

•
Since 2004, Mr. Sanders has served as the President of Sanders Properties, Inc., a real estate company.

•
He was co-founder and Executive Vice President of Southeastern Asset Management, Inc., a global investment management firm, and former President of Longleaf Partners Mutual Funds, from 1975 to 2000.

•
Mr. Sanders served as an Investment Officer at First Tennessee Investment Management, the investment management division of First Horizon National Corporation, a bank holding company, from 1973 to 1975.

OTHER CURRENT BOARD MEMBERSHIPS AND AFFILIATIONS
•
Director of Two Harbors Investment Corp. (NYSE: TWO), a hybrid mortgage real estate investment trust, since 2009 (member of the audit, compensation, and risk oversight committees)

•
Director of Mid-America Apartment Communities, Inc. (NYSE: MAA), a real estate investment trust that owns and operates apartment complexes, since 2010 (audit committee member)

•
Director of Independent Bank, a bank holding company, since 2004 (member of the executive, nominating and corporate governance, and strategic planning committees)

•
Member of the investment committee at Cypress Realty, a commercial real estate company, since 2002

•
Member of the advisory board of SSM Venture Partners III, L.P., a private venture capital firm, since 2000

•
Chairman of the Hugo Dixon Foundation and a trustee of the Dixon Gallery and Gardens Endowment Fund, and Dixon Gallery and Gardens

PAST BOARD SERVICE
•
Silver Bay Realty Trust Corp. (NYSE: SBY), a real estate investment trust, from 2015 to 2017

•
Two Rivers Capital Management, a financial planning and investments firm, from 2004 to 2007 (chair of the board)

•
Harbor Global Company Ltd., an asset management, natural resources and real estate investment company, from 2001 to 2006

•
PioGlobal Asset Management, a private investment management company, from 2001 to 2006

•
The Pioneer Group Inc., a global investment management firm, from 1999 to 2000

•
TBA Entertainment Corporation, a strategic communications and entertainment marketing company, from 2000 to 2004

EDUCATION • Mr. Sanders received a B.A. in economics from the University of Virginia.
We believe Mr. Sanders is qualified to serve as a director of our Company because of his extensive background in the financial services and real estate businesses and his experience serving as a director and audit committee member of public companies.
2022 PROXY STATEMENT / 13

Proposal 1: Election of Directors
Hope B. Woodhouse
Age: 65 Director Since: 2017 Independent Director	Committee(s): Audit, Compensation (chair), Nominating & Corporate Governance
PROFESSIONAL HISTORY

•
Ms. Woodhouse served as Chief Operating Officer and as a member of the management committee for Bridgewater Associates, LP, an investment management firm, from 2005 to 2009.

•
Between 2003 and 2005, she was President and Chief Operating Officer of Auspex Group LP, an investment management firm.

•
She was Chief Operating Officer and a member of the management committee of Soros Fund Management, LLC, an investment management firm, from 2000 to 2003.

•
Prior to her time at Soros Fund Management, Ms. Woodhouse held various executive leadership positions, including Treasurer of Funds at Tiger Management Corp. from 1998 to 2000, and Managing Director of the Global Finance Department at Salomon Brothers Inc. from 1983 to 1998.

OTHER CURRENT BOARD MEMBERSHIPS AND AFFILIATIONS
•
Director of Two Harbors Investment Corp. (NYSE: TWO), a hybrid mortgage real estate investment trust, since 2012 (chair of the risk oversight committee and a member of the audit committee)

•
Director of Atomyze, a private company in the tokenization and digital asset space, since 2020

•
Board member for the Children’s Services Advisory Committee of Indian River County

•
Board member for the John’s Island Community Service League

•
Trustee of the Tiger Foundation

PAST BOARD SERVICE
•
Piper Jaffray Companies (NYSE: PJC), a multinational independent investment bank and financial services company, from 2011 to 2014

•
Seoul Securities Co. Ltd., a brokerage firm, from 2001 to 2003

•
The Bond Market Association, an international trade association, from 1997 to 1998

EDUCATION • Ms. Woodhouse received an M.B.A. from Harvard Business School and an A.B. in economics from Georgetown University.
Ms. Woodhouse’s contributions to our Board arise from her background in the financial services industry at top-ranked, global alternative asset management firms and broker dealers, her experience as a director of public companies, and her qualification as an audit committee financial expert.
Voting Recommendation

PROPOSAL 1: ELECTION OF DIRECTORS
The Board of Directors recommends that you vote FOR each director nominee. These individuals bring a range of relevant experiences and perspectives that is essential to good governance and leadership of our Company.
“FOR”
14 / investors.gpmtreit.com

Corporate Governance and Board Matters
Corporate Governance and
Board Matters

Governance Documents
Our Board is committed to maintaining the highest standards of business conduct and corporate governance. Our Corporate Governance Guidelines, in conjunction with our Charter, Bylaws and Board committee charters, provide the framework for the corporate governance practices described in this proxy statement.
We have also adopted a Code of Business Conduct and Ethics that applies to our officers, directors and employees, and specifically to our principal executive officer, principal financial and accounting officer and controller, or persons performing similar functions. Among other matters, our Code of Business Conduct and Ethics is designed to detect and deter wrongdoing and to promote:
•
Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•
Full, fair, accurate, timely and understandable disclosure in our reports filed with the Securities and Exchange Commission, or SEC, and other public communications;

•
Appropriate treatment of confidential corporate information;

•
A safe and healthy work environment that is free from discrimination and harassment;

•
Compliance with applicable laws, rules and regulations;

•
Fair dealing with counterparties, suppliers, competitors, colleagues and others;

•
Protection and proper use of Company assets;

•
Prompt internal reporting of violations of the Code of Business Conduct and Ethics to appropriate persons identified in therein; and

•
Accountability for adherence to the Code of Business Conduct and Ethics.

You can access our Code of Business Conduct and Ethics, our Corporate Governance Guidelines, and the charters for our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee on our website at www.gpmtreit.com or by writing to our Investor Relations department by email to investors@gpmtreit.com or by regular mail to Granite Point Mortgage Trust Inc., 3 Bryant Park, Suite 2400A, New York, New York 10036.
Director Independence
New York Stock Exchange, or NYSE, listing standards require that a majority of a company’s board of directors be composed of “independent directors,” which is defined generally as a director having no material relationship with the company that, in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Consistent with the foregoing, our Board has affirmatively determined, upon the review and recommendation of our Nominating and Corporate Governance Committee, that each of the following directors and director nominees meets the qualifications of an independent director:
•
Tanuja M. Dehne;

•
Stephen G. Kasnet;

•
W. Reid Sanders; and

•
Hope B. Woodhouse.

In addition, Martin A. Kamarck, who served on our Board for a portion of 2021, had been determined to be an independent director.
2022 PROXY STATEMENT / 15

Corporate Governance and Board Matters
Board Leadership Structure
Our Board is led by a Chair who is appointed by the directors to preside at all meetings of our stockholders and of our Board and to perform such other duties and exercise such powers as from time to time shall be prescribed in our Bylaws or Corporate Governance Guidelines or by our Board. Under our governance documents, both independent and non-independent directors are eligible for appointment as the Chair, and our Board is able to change its structure if it determines that such a change is appropriate and in the best interest of our Company.
Our Board has appointed Stephen G. Kasnet, who qualifies as an independent director, to serve as our Chair. As detailed in his biographical statement above, Mr. Kasnet brings a wealth of corporate leadership and industry experience to the position. Our Board believes that separating the Chair role from the CEO role provides the appropriate balance at this time between the authority of those who oversee our Company and those who manage it on a day-to-day basis.
Committee Member Qualifications
Our Board has formed three standing committees: the Audit, Compensation, and Nominating and Corporate Governance Committees. Each committee is composed solely of directors who meet the independence requirements of the NYSE, including with respect to our Compensation Committee, the NYSE’s independence requirements specific to members of listed companies’ compensation committees. Additionally, our Compensation Committee is composed exclusively of “non-employee directors,” as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act.
In accordance with NYSE rules, each member of our Audit Committee is financially literate, in that they are able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. In addition, our Board has determined that both Stephen G. Kasnet and Hope B. Woodhouse qualify as “audit committee financial experts,” as defined under SEC rules and regulations.
Committee Responsibilities
Information about the current membership and key responsibilities of each of our standing committees follows. The committees’ purpose and responsibilities are more fully set forth in their charters, which are available on our website or at the address listed under “Governance Documents” above. The committees review their charters at least annually.
AUDIT COMMITTEE Current Members: Stephen G. Kasnet (Chair) W. Reid Sanders Hope B. Woodhouse Meetings in 2021: 5
Key Responsibilities:
•
Review interim financial information and audited financial statements included in reports filed with the SEC;

•
Review financial information included in earnings press releases issued by our Company;

•
Produce the Audit Committee Report;

•
Review the adequacy and effectiveness of our Company’s system of internal accounting controls;

•
Review our Company’s assessment and management of its risk exposures;

•
Oversee our Company’s internal audit activities; and

•
Be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor.

16 / investors.gpmtreit.com

Corporate Governance and Board Matters
COMPENSATION COMMITTEE Current Members: Hope B. Woodhouse (Chair) Tanuja M. Dehne W. Reid Sanders Meetings in 2021: 9
Key Responsibilities:
•
Establish our Company’s general compensation philosophy for the CEO and other executive officers;

•
Determine all matters relating to the compensation of the CEO and other executive officers, including corporate goals and objectives tied to compensation;

•
Administer, review and make recommendations to the Board with respect to our Company’s incentive compensation plans;

•
Review and recommend to the Board compensation programs applicable to directors;

•
Review and assess the incentives and risks arising from our Company’s compensation programs and plans; and

•
Produce the Compensation Committee Report.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE Current Members: Tanuja M. Dehne (Chair) W. Reid Sanders Hope B. Woodhouse Meetings in 2021: 5
Key Responsibilities:
•
Assist the Board in fulfilling its responsibilities to assure that our Company is governed in a manner consistent with the interest of its stockholders;

•
Recommend to the Board changes in the size, composition, organization and operational structure of the Board and its committees;

•
Recommend to the Board director nominees to stand for election or re-election, conducting a search to identify a nominee or nominees in the event of a vacancy or newly created Board seat;

•
Make recommendations to the Board regarding director qualifications, eligibility criteria and independence; and

•
Oversee the evaluation of the effectiveness of the Board, the Board’s committees and the Company’s management.

Board and Committee Meetings
Our Board meets on a regularly scheduled basis during the year to review significant developments affecting our Company and to act on matters requiring Board approval. It also holds special meetings when important matters require Board action between scheduled meetings. Members of senior management regularly attend Board meetings to report on and discuss their areas of responsibility. In addition, our Board and its committees are able to consult with and retain independent legal, financial or other advisors as they deem necessary and appropriate from time to time. The independent directors have the opportunity to meet in executive session, without management present, at each Board meeting.
Directors are encouraged to attend all meetings of our Board and of the Company’s stockholders. Each of our directors attended at least 75% of the aggregate total number of meetings held by our Board and all committees on which he or she served during 2021. Each of our then-current directors attended our annual meeting of stockholders held in June 2021.
2022 PROXY STATEMENT / 17

Corporate Governance and Board Matters
Board, Committee and Director Assessment
Our Board conducts an annual assessment of its performance and the performance of its committees and individual directors. The Chair of our Nominating and Corporate Governance Committee (abbreviated as “N&CG Committee” below) is responsible for leading the assessment, which takes place in advance of the annual consideration of director nominees. The assessment is used to inform director nomination considerations and identify opportunities to enhance Board and committee effectiveness, including the relationship between management and our Board and committees.
The assessment carried out in early 2022 followed the process depicted below.
18 / investors.gpmtreit.com

Corporate Governance and Board Matters
Role of Our Board in Risk Oversight
Our management team is responsible for assessing and managing the risks faced by our Company, subject to the oversight of our Board. Management routinely informs our Board and its committees of developments that could affect our risk profile or other aspects of our business. Our Board fulfills its oversight responsibilities as a full Board or through delegation to its committees as described below.

BOARD OF DIRECTORS
Our Board exercises broad oversight of our Company’s risk management, including through the review of our business plans, capital structure and financial results. Our Board has also established investment guidelines, which set parameters for the type and size of investments management can make without further Board approval.

COMPENSATION COMMITTEE
Our Compensation Committee is responsible for reviewing and assessing the risks arising from our Company’s compensation programs and plans, and whether such risks are reasonably likely to have a material adverse effect on our Company.

AUDIT COMMITTEE
Our Audit Committee is responsible for reviewing our Company’s assessment and management of its risk exposures, including:
•
Guidelines and policies to govern risk management and assessment;

•
The adequacy of our Company’s insurance coverage;

•
Any uninsured or commercially uninsurable risks;

•
Our Company’s interest rate risk management;

•
Our Company’s counterparty and credit risks;

•
Our Company’s information security and technology risks (including cybersecurity); and

•
Any environmental risks relating to our Company.

Director Nomination Process and Considerations
Our Nominating and Corporate Governance Committee is responsible for recommending to our Board the range of qualifications that should be represented on our Board and eligibility criteria for membership on our Board and its committees, as well as recommending director nominees to stand for election or re-election to our Board.
In considering candidates for nomination as a director to fill an existing vacancy or add a member, our Nominating and Corporate Governance Committee conducts a search to identify potential candidates based on their mix of skills and qualifications and the contribution that the candidate could be expected to make to the overall functioning of our Board. Although we do not have a formal policy on diversity, our Corporate Governance Guidelines provide that our Company shall endeavor to have a Board representing diverse education and experience that provides knowledge of business, financial, governmental or legal matters that are relevant to our business and to our status as a publicly owned company.
With respect to the re-nomination of incumbent directors, our Nominating and Corporate Governance Committee considers the foregoing factors, as well as past participation in, and contributions to, the activities of our Board and its committees.
2022 PROXY STATEMENT / 19

Corporate Governance and Board Matters
Our Corporate Governance Guidelines set forth the following qualification standards applicable to our directors:
•
Possession of the highest personal and professional ethics, integrity and values;

•
The ability to exercise good business judgment and be committed to representing the long-term interests of our Company and its stockholders;

•
Having an inquisitive and objective perspective, practical wisdom and mature judgment; and

•
The ability and willingness to devote sufficient time and effort to carrying out Board duties and responsibilities effectively.

In furtherance of the last qualification listed above, our Corporate Governance Guidelines provide that directors who also serve as chief executive officers or hold equivalent positions at other public companies should not serve on more than one other public company board in addition to our Board, and other directors should not serve on more than three other boards of public companies in addition to our Board. Our Board has not adopted term limits or a mandatory retirement age because it believes that a director’s tenure is more appropriately determined through the Board assessment and re-nomination processes.
Our Nominating and Corporate Governance Committee will consider candidates recommended for nomination to our Board by our stockholders. Stockholder recommendations for nominees to our Board should be submitted in writing to our Secretary. The manner in which our Nominating and Corporate Governance Committee evaluates candidates recommended by stockholders is the same as any other candidate, except that the committee will also seek and consider information concerning any relationship between a stockholder recommending a candidate and the candidate to determine whether the candidate can represent the interests of all of our stockholders. Our Nominating and Corporate Governance Committee will not consider a candidate recommended by a stockholder unless the stockholder’s proposal provides a certification that the potential candidate consents to being named in our proxy statement and will serve as a director if elected.
Majority Vote Standard for Director Elections
Our Bylaws provide that in uncontested elections (which occurs when the number of director nominees equals the number of directors to be elected), a nominee for director will be elected to the Board if the number of votes cast “for” the nominee’s election exceeds the number of votes cast “against” that nominee’s election.
If a director nominee who is an incumbent director receives a greater number of votes “against” than votes “for” his or her election, and with respect to whom no successor has been elected, such incumbent director shall promptly tender his or her offer to resign to our Board for its consideration following certification of the stockholder vote. Within 90 days following certification of the stockholder vote, our Nominating and Corporate Governance Committee shall consider the tendered resignation offer and make a recommendation to our Board whether or not to accept such offer, and our Board shall act on our Nominating and Corporate Governance Committee’s recommendation.
In determining whether to accept the resignation offer, our Nominating and Corporate Governance Committee and Board may consider any factors they deem relevant in deciding whether to accept a director’s resignation offer, including, among other things, whether accepting the resignation of such director would cause our Company to fail to meet any applicable SEC or NYSE rules or requirements. Thereafter, our Board shall promptly and publicly disclose its decision-making process regarding whether to accept the director’s resignation offer or the reasons for rejecting the resignation offer, if applicable, in a Current Report on Form 8-K furnished to the SEC. Any director who tenders his or her resignation offer will not participate in our Nominating and Corporate Governance Committee’s recommendation or our Board’s action regarding whether to accept the resignation offer. If our Board does not accept the director’s resignation offer, such director will continue to serve until the next annual meeting of stockholders and until such director’s successor is duly elected and qualified or until the director’s earlier resignation or removal.
In a contested election, the director nominees who receive a plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present will be elected as directors. Under the plurality standard, the number of nominees equal to the number of vacancies to be filled who receive more votes than other nominees are elected to our Board, regardless of whether they receive a majority of votes cast.
20 / investors.gpmtreit.com

Corporate Governance and Board Matters
Communications with Our Board
We provide the opportunity for our stockholders and all other interested parties to communicate with members of our Board. Stockholders and all other interested parties may communicate with the independent directors or the chair of any of the committees of our Board by email or regular mail.
All communications should be sent to the Company’s Secretary, Michael J. Karber.
BY EMAIL
Please send correspondence via email to secretary@gpmtreit.com
BY MAIL
Please send correspondence via regular mail to the attention of the independent directors, the Chair of the Audit Committee, the Chair of the Compensation Committee or the Chair of the Nominating and Corporate Governance Committee, as the case may be, in each instance in care of the Secretary at the Company’s office at 3 Bryant Park, Suite 2400A, New York, New York 10036.
Our Secretary will review each communication received in accordance with this process to determine whether the communication requires immediate action. Our Secretary will forward all appropriate communications received, or a summary of such communications, to the appropriate member(s) of our Board. However, we reserve the right to disregard any communication that we determine is unduly hostile, threatening or illegal, does not reasonably relate to our Company or is similarly inappropriate. Our Secretary has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications.
Stockholder proposals must be made in accordance with the procedures set forth in our current Bylaws or the procedures set forth in Rule 14a-8 under the Exchange Act and not the procedures set forth in the preceding paragraph or the procedures set forth in “Corporate Governance and Board of Directors – Director Nomination Process.” Nominations for our Board may only be made in accordance with the procedures set forth in our Bylaws. Certain matters set forth in our Bylaws for stockholder proposals, including nominations to our Board, as well as certain matters set forth in Rule 14a-8 for stockholder proposals, are described later in this proxy statement under “Other Matters – Stockholder Proposals and Director Nominations for 2023 Annual Meeting.”
Director Orientation and Continued Education
We provide each new director with a comprehensive orientation about our Company, including our business operations, strategy and governance. We also provide new directors with the opportunity to meet in one-on-one sessions with our Chief Executive Officer, other directors and other members of senior management.
In addition, we believe that our stockholders are best served by a board of directors composed of individuals who are well-versed in modern principles of corporate governance and other subject matters relevant to board service, and who thoroughly comprehend the role and responsibilities of an effective board in the oversight of our Company and its management. To this end, we have adopted a formal Director Education Policy under which our directors are encouraged to attend such director education programs as they deem appropriate to stay abreast of developments in corporate governance and “best practices” relevant to their contribution to our Board generally, as well as to their responsibilities in their specific committee assignments and other roles. We reimburse our directors for their reasonable costs and attendance fees to participate in such programs up to $5,000 per director each year.
2022 PROXY STATEMENT / 21

Corporate Governance and Board Matters
Director Compensation
We compensate the independent members of our Board for their service. We believe that director compensation should achieve the following objectives:
Align the interests of our directors and our stockholders	Attract and retain outstanding director candidates to provide meaningful oversight of our business	Reflect the substantial time commitment our directors make to their Board and committee service
DIRECTOR COMPENSATION CONSIDERATIONS
Our Compensation Committee is responsible for reviewing and making recommendations to our Board regarding the compensation of our Company’s independent directors, which are set forth in our Director Compensation Policy. In doing so, our Compensation Committee will work with its independent compensation consultant and consider, among other things, the following:
•
The compensation that is paid to directors of other companies that are comparable to our Company;

•
The amount of time directors are expected to devote to preparing for and attending meetings of our Board and the committees on which they serve;

•
The success of our Company;

•
The additional responsibilities and time commitment associated with being a chair of our Board or one of its committees;

•
If a committee on which a director serves undertakes a special assignment, the importance of that special assignment to our Company and its stockholders; and

•
The risks involved in serving as a director on our Board or a member of its committees.

ANNUAL RETAINERS FOR INDEPENDENT DIRECTORS
Under our Director Compensation Policy, we pay retainers to our independent directors in an equal mix of cash and equity. The cash retainers are paid quarterly in arrears, and the equity is awarded as restricted stock units, or RSUs, that are granted each year on the date of the annual meeting of stockholders. The RSUs vest on the one-year anniversary of their grant date, with pro-rated vesting for a departure before that anniversary. The RSU awards are accompanied by dividend equivalent rights that, upon the payment of any dividend (other than non-cash extraordinary dividends) by our Company to its common stockholders, pay out with respect to all outstanding RSUs.
22 / investors.gpmtreit.com

Corporate Governance and Board Matters
Our Director Compensation Policy provides for the annual payments to independent directors described in the table below:
	Cash ($)	Restricted Stock Unit Awards ($)
Board
Chair	160,000	160,000
Other Directors	100,000	100,000
Audit Committee
Chair	10,000	10,000
Other Members	5,000	5,000
Compensation Committee
Chair	6,250	6,250
Other Members	3,750	3,750
Nominating and Corporate Governance Committee
Chair	6,250	6,250
Other Members	3,750	3,750
We do not pay retainers to directors who are not independent. All members of our Board, including directors who are not independent, are reimbursed for their costs and expenses of serving on our Board, including costs and expenses of attending Board and committee meetings. Directors may also be reimbursed for up to $5,000 per year for continuing education costs incurred in connection with their service on our Board.
SUPPLEMENTAL CHAIR COMPENSATION
In addition to the annual retainers set forth above, our current Board Chair, Stephen G. Kasnet, has been awarded supplemental compensation in recognition of the extraordinary administrative burdens placed on him in 2020 related to our Company’s transition from external management to internal management and the COVID-19 pandemic.
The supplemental chair compensation is payable in additional RSUs to be granted on an annual basis over a four-year period with a value of $155,000 per grant, subject to Mr. Kasnet’s continued service on our Board, for an aggregate award value of $620,000. The first of these four annual grants was made on the date of our annual meeting of stockholders in 2021. Each of the supplemental RSU grants has the same vesting and dividend equivalent provisions as the annual retainer RSU grants.
DIRECTOR STOCK OWNERSHIP GUIDELINES
Our directors are encouraged to own shares of our Company’s common stock to better align their personal interests with the interests of our stockholders. In furtherance of this objective, our Corporate Governance Guidelines provide that each independent director is expected to accumulate shares of common stock with a minimum market value equal to three times such director’s annual cash retainer. All RSUs, whether or not vested, are included in determining whether a director has satisfied the applicable minimum ownership level.
A director is expected to attain the minimum ownership level within five years of appointment or election. If the minimum amount is not attained by such date – or is not maintained after such date – the director is expected to retain at least 50% of the shares issued upon settlement of equity awards (net of shares withheld to satisfy tax obligations) until attaining the ownership level. As of December 31, 2021, all of our independent directors held the minimum ownership level.
DIRECTOR COMPENSATION FOR FISCAL 2021
The following table shows the compensation paid to the individuals who served as independent directors of our Board during any part of the year ended December 31, 2021. John (“Jack”) A. Taylor, our President and Chief Executive Officer and a member of our Board, did not receive any compensation for his service as a
2022 PROXY STATEMENT / 23

Corporate Governance and Board Matters
director; the compensation he received as an executive officer is reported in the “Summary Compensation Table” later in this proxy statement. Devin Chen served on our Board as a non-independent director and did not receive any compensation from the Company in 2021.
Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2)(3) ($)	Total ($)
Tanuja M. Dehne	107,410	109,992	217,402
Martin A. Kamarck(4)	43,854	—	43,854
Stephen G. Kasnet	166,215	324,999	491,214
W. Reid Sanders	108,743	112,488	221,231
Hope B. Woodhouse	110,199	114,999	225,198

(1)
Cash fees paid in 2020 included overpayments of the following amounts resulting from a one-time administrative processing error: Ms. Dehne, $2,590; Mr. Kamarck, $2,590; Mr. Kasnet, $3,785; Mr. Sanders, $2,490; and Ms. Woodhouse, $2,490. Cash fees paid in 2021 were reduced by the amount of the overpayment to such director in 2020.

(2)
The values in this column represent the fair value of awards of RSUs computed in accordance with FASB ASC Topic 718 and are based on the closing market price of our common stock on the NYSE on the grant date of the applicable award.

(3)
The independent directors held the following number of unvested RSUs as of December 31, 2021:

Name	Restricted Stock Units
Ms. Dehne	7,447
Mr. Kamarck	—
Mr. Kasnet	22,004
Mr. Sanders	7,616
Ms. Woodhouse	7,786

(4)
Mr. Kamarck did not stand for re-election at the 2021 annual meeting of stockholders.

24 / investors.gpmtreit.com

Certain Relationships and Transactions
Certain Relationships and Transactions

Related Person Transactions Policy
Our Board has adopted a written Related Person Transactions Policy setting forth the policies and procedures for the review and approval of transactions between our Company and its Related Persons. “Related Persons” under the policy include our directors, director nominees, executive officers and holders of more than 5% of our common stock, plus those persons’ immediate family members and affiliated entities, as defined in the policy.
The policy requires that the Audit Committee review and approve all transactions, arrangements or relationships, or series of similar transactions, arrangements or relationships, in which:
•
Our Company is or will be a participant;

•
The expected amount involved exceeds $120,000; and

•
A Related Person has or will have a material direct or indirect interest.

The policy directs the Audit Committee to approve such a transaction only if it determines that the transaction is in, or not inconsistent with, the best interests of our Company and its stockholders.
Transactions with Related Persons in 2021
CREDIT AGREEMENT, WARRANTS AND INVESTOR RIGHTS AGREEMENT
On September 25, 2020, we (i) entered into a term loan credit agreement, the Credit Agreement, with certain investment vehicles managed by Pacific Investment Management Company LLC, or the Initial Lenders, (ii) issued warrants, or the Warrants, to the Initial Lenders and (iii) in connection with the transactions contemplated by the foregoing, entered into an investor rights agreement, the Investor Rights Agreement, which, among other things, granted the Initial Lenders certain governance rights and provided the Initial Investors and certain of their permitted transferees with certain demand, shelf and piggyback registration rights.
Pursuant to the Investor Rights Agreement, effective October 26, 2020, Devin Chen was appointed to our Board as the initial designated director for the Initial Lenders and nominated for election to our Board at our 2021 annual meeting of stockholders.
The Initial Lenders exercised all of the outstanding Warrants in 2021, which we settled in cash, and no longer have rights to designate an individual to be appointed or nominated for election to our Board. In 2021, we paid the Initial Lenders interest and other expenses and repaid $75 million of borrowings under the Credit Agreement, leaving $150 million of borrowings outstanding under the Credit Agreement at the end of 2021.
INDEMNIFICATION AGREEMENTS WITH DIRECTORS AND OFFICERS
We have entered into customary indemnification agreements with each of our directors and officers that require us to indemnify them to the maximum extent permitted by Maryland law and our Articles of Amendment and Restatement against any claim or liability that may arise by reason of their service to us. The agreements also require us to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. In addition, each agreement provides for procedures for the determination of entitlement to indemnification, including requiring that such determination be made by independent counsel after a change in control of our Company.
2022 PROXY STATEMENT / 25

Security Ownership and Reporting
Security Ownership and Reporting

Beneficial Ownership of Directors and Executive Officers
Our common stock is listed on the NYSE under the symbol “GPMT.” The following table sets forth information regarding the beneficial ownership of our common stock as of March 15, 2022 (unless otherwise indicated) by each of our “Named Executive Officers,” as such term is defined in Item 402(a) of Regulation S-K, and directors and by all of our directors and executive officers as a group.
Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act. A person is deemed to be the beneficial owner of any shares of common stock if that person has or shares voting power or investment power with respect to those shares or has the right to acquire beneficial ownership at any time within 60 days of March 15, 2022. “Voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares.
Under our Insider Trading Policy, our officers, directors and employees are prohibited from hedging or pledging shares of our stock in any manner, whether as collateral for a loan, in a margin account held at a broker or otherwise.
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percent of Class(2)
Directors
Devin Chen	—	*
Tanuja M. Dehne	22,252	*
Stephen G. Kasnet	49,216(3)	*
W. Reid Sanders	104,892(4)	*
John (“Jack”) A. Taylor(5)	240,118(6)	*
Hope B. Woodhouse	37,129	*
Named Executive Officers
Stephen Alpart	124,961(7)	*
Peter Morral	53,868(8)	*
Steven Plust	165,978(9)	*
Marcin Urbaszek	58,101(10)	*
All directors and executive officers as a group (11 individuals)	875,665(11)	1.6%

*
Represents ownership of less than 1.0% of our outstanding common stock as of March 15, 2022.

(1)
The business address of each of the individuals is 3 Bryant Park, Suite 2400A, New York, New York 10036.

(2)
Based on 53,855,577 shares of common stock outstanding as of March 15, 2022.

(3)
Includes 312 shares of common stock held by the Kasnet Family Foundation, over which Mr. Kasnet has shared voting and investment control with his spouse, and 4,930 shares of common stock Mr. Kasnet owns jointly with his spouse.

(4)
Includes 12,000 shares of common stock held by Green Meadows, LLC. Mr. Sanders is the managing member and a 2% owner of Green Meadows, LLC.

(5)
Mr. Taylor is also a Named Executive Officer.

(6)
Includes 21,657 unvested shares of restricted stock issued pursuant to the Granite Point Mortgage Trust Inc. 2017 Equity Incentive Plan. The holder of restricted stock has the right to vote such shares.

(7)
Includes 13,356 unvested shares of restricted stock issued pursuant to the Granite Point Mortgage Trust Inc. 2017 Equity Incentive Plan. The holder of restricted stock has the right to vote such shares.

(8)
Includes 15,340 unvested shares of restricted stock issued pursuant to the Granite Point Mortgage Trust Inc. 2017 Equity Incentive Plan. The holder of restricted stock has the right to vote such shares.

26 / investors.gpmtreit.com

Security Ownership and Reporting
(9)
Includes 13,356 unvested shares of restricted stock issued pursuant to the Granite Point Mortgage Trust Inc. 2017 Equity Incentive Plan. The holder of restricted stock has the right to vote such shares.

(10)
Includes 4,512 unvested shares of restricted stock issued pursuant to the Granite Point Mortgage Trust Inc. 2017 Equity Incentive Plan. The holder of restricted stock has the right to vote such shares. Also includes 94 shares of common stock held by Mr. Urbaszek’s mother.

(11)
Includes 72,010 unvested shares of restricted stock issued pursuant to the Granite Point Mortgage Trust Inc. 2017 Equity Incentive Plan. The holder of restricted stock has the right to vote such shares.

Beneficial Owners of More than Five Percent of Our Common Stock
Based on their filings made under Section 13(g) of the Exchange Act, the persons known by us to be beneficial owners of more than five percent (5%) of our common stock are as follows:
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class(1)
BlackRock, Inc. 55 East 52nd Street New York, NY 100	9,702,002(2)	18.0%
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	4,638,763(3)	8.6%

(1)
Based on 53,855,577 shares of our common stock outstanding as of March 15, 2022.

(2)
Based on a Schedule 13G/A filed with the SEC on January 27, 2022, by BlackRock, Inc. reporting that it has sole voting power with respect to 9,584,365 shares, shared voting and dispositive power with respect to 0 shares and sole dispositive power with respect to all shares reported.

(3)
Based on a Schedule 13G/A filed with the SEC on February 10, 2022, by The Vanguard Group reporting that it has sole voting power with respect to 0 shares, shared voting power with respect to 42,986 shares, sole dispositive power with respect to 4,554,717 shares and shared dispositive power with respect to 84,046 shares.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our executive officers and directors to file initial reports of ownership and reports of changes in ownership of our securities with the SEC. Our executive officers and directors are required to furnish us with copies of these reports. Based solely on a review of the Section 16(a) reports furnished to us with respect to 2021 and written representations from our executive offices and directors, we believe that all Section 16(a) filing requirements applicable to those persons during 2021 were satisfied, except that John (“Jack”) A. Taylor was late in filing one Form 4. Mr. Taylor’s transaction was executed on August 13, 2021, and reported on August 23, 2021.
2022 PROXY STATEMENT / 27

Information about Our Executive Officers
Information about Our
Executive Officers

The following sets forth the positions, ages and selected biographical information for our executive officers as of April 1, 2022. John (“Jack”) A. Taylor’s biographical information is provided in the section of this proxy statement entitled “Proposal 1: Election of Directors.” There are no arrangements or understandings between any executive officer and any other person pursuant to which he was selected as an executive officer.
Stephen Alpart Age: 58 Vice President and Chief Investment Officer

•
Mr. Alpart has been our Vice President and Chief Investment Officer since our Company’s inception in 2017. He is also our Co-Head of Originations and a member of our Investment Committee.

•
From 2014 to 2020, he was a Managing Director at Pine River Capital Management, L.P., our Former Manager. Prior to joining our Former Manager, he was Managing Director in the Prudential Financial, Inc., an insurance, investment management and financial products company, Global Real Estate Finance Group, focused on the United States from 2009 to 2014.

•
Previously, Mr. Alpart was a Managing Director in the Real Estate Group at GMAC Commercial Mortgage and Capmark Investments where he focused on originating, underwriting and closing large structured commercial real estate loans for private equity firms and private owner/operators. Prior to that, he was a Managing Director in the Real Estate Group at PaineWebber & Co., an investment bank and stock brokerage firm, and later an Executive Director in the Real Estate Group of UBS Group AG, a Swiss multinational investment bank and financial services company, where he focused on originating, underwriting and closing large structured commercial real estate loans for private equity firms and owner/operators.

•
He has worked in real estate finance and debt investing for over 25 years in a variety of functions, including third-party funds management, proprietary on-book lending, transaction advisory business, loan syndications, loan sales and workouts/ restructurings.

•
Mr. Alpart received a Masters in Business Administration, Finance and Real Estate from New York University and a B.S. in Business Administration, Accounting and Economics from Washington University.

28 / investors.gpmtreit.com

Information about Our Executive Officers
Peter Morral Age: 54 Vice President and Chief Development Officer

•
Mr. Morral has been our Vice President and Chief Development Officer since 2020 and has been our Co-Head of Originations and a member of our Investment Committee since our Company’s inception in 2017.

•
From 2014 to 2020, he was a Managing Director at our Former Manager.

•
Prior to joining our Former Manager, he served as a Managing Director in Annaly Capital’s Commercial Real Estate Group.

•
Prior to joining Annaly Capital, Mr. Morral was a Managing Director and member of the Investment Committee at UBS Securities, LLC where he was responsible for institutional client and large loan originations, investment banking coverage, subordinate debt pricing and distribution and loan syndications.

•
He has worked in real estate finance and debt investing for over 20 years in a variety of functions, including on-balance sheet lending, syndications and investing, credit policy and underwriting, and CMBS loan originations, pricing, ratings and credit distribution.

•
Mr. Morral received an M.B.A. from the Ohio State University and a B.L.A. in History from the University of Connecticut.

Steven Plust Age: 63 Vice President and Chief Operating Officer

•
Mr. Plust has been our Vice President and Chief Operating Officer since our Company’s inception in 2017. He is also a member of our Investment Committee.

•
•
From 2014 to 2020, he was a Managing Director at our Former Manager.

•
Prior to joining our Former Manager, Mr. Plust was a Managing Director in the Prudential Financial, Inc., an insurance, investment management and financial products company, Global Real Estate Finance Group from 2009 to 2014.

•
He has over 25 years of experience in real estate finance and capital markets, and was an advisor to the Resolution Trust Corporation in the development and implementation of its securitization programs.

•
Mr. Plust has worked for over 20 years in principal investing platforms on Wall Street and in investment management, where he has been primarily responsible for transaction pricing and structuring, credit risk assessment and analysis of complex transactions and multi-asset portfolios.

•
Mr. Plust received an M.B.A. from Columbia University and a B.S. in Chemistry from Rensselaer Polytechnic Institute.

2022 PROXY STATEMENT / 29

Information about Our Executive Officers
Marcin Urbaszek Age: 46 Vice President, Chief Financial Officer and Treasurer

•
Mr. Urbaszek has been our Vice President, Chief Financial Officer, Treasurer and Head of Investor Relations since our Company’s inception in 2017.

•
He joined our Former Manager in May 2013 and, until the formation of our Company, served as a Managing Director of Two Harbors Investment Corp. (NYSE: TWO), a hybrid mortgage real estate investment trust, focusing on corporate development and capital markets activities.

•
Prior to joining our Former Manager, Mr. Urbaszek worked in the Investment Banking Division at Credit Suisse Group AG from 2006 to April 2013, most recently serving as a team lead and partner on coverage and strategic transaction execution for various financial institutions, including residential and commercial mortgage lenders.

•
He has over 20 years of finance experience, including capital markets and equity research, with the last 15 years dedicated to financial institutions.

•
Over the course of his career, Mr. Urbaszek has been primarily responsible for strategic and capital raising transaction execution, as well as financial planning and analysis.

•
Mr. Urbaszek received a B.B.A. in Finance, with a Minor focused on Financial Accounting and Economics, from Zicklin School of Business, Bernard M. Baruch College, CUNY. Mr. Urbaszek is a CFA® charterholder.

Michael J. Karber Age: 42 Vice President, General Counsel and Secretary

•
Mr. Karber has served as our Vice President, General Counsel and Secretary since 2020. He has been with our Company since its inception in 2017, previously serving as Deputy General Counsel from 2018 to 2019 and as Assistant Secretary from 2018 to 2020.

•
Mr. Karber joined our Former Manager in 2014, most recently serving as Lead Counsel – Business Operations at Two Harbors Investment Corp, (NYSE: TWO), focusing on commercial real estate lending and mortgage servicing rights prior to the formation of Granite Point Mortgage Trust Inc.

•
Prior to joining our Former Manager, he was a Portfolio Manager at Presidium Asset Solutions, an asset management and loan servicing company, from 2010 to 2014.

•
From 2007 to 2009 he was an Associate at Pircher, Nichols & Meeks LLP, and prior to that, he was an Associate at Dykema Gossett PLLC.

•
Mr. Karber received a J.D. from Northwestern University, Pritzker School of Law, and a B.A. in Political Science and Psychology from the University of Michigan.

30 / investors.gpmtreit.com

Compensation Discussion and Analysis
Compensation Discussion
and Analysis

This “Compensation Discussion and Analysis” section describes our compensation program for our Chief Executive Officer, Chief Financial Officer and our three other most highly compensated executive officers for our fiscal year ended December 31, 2021. These Named Executive Officers, or NEOs, are as follow:
JOHN (“JACK”) A. TAYLOR	MARCIN URBASZEK	STEPHEN ALPART	PETER MORRAL	STEVEN PLUST
President, Chief Executive Officer and Director	Vice President, Chief Financial Officer and Treasurer	Vice President and Chief Investment Officer	Vice President and Chief Development Officer	Vice President and Chief Operating Officer
“CD&A” Contents
EXECUTIVE COMPENSATION OVERVIEW	p. 32

•
Change to Become Internally Managed in 2021

•
Executive Compensation Components Awarded in 2021

•
2021 Target Pay Levels

•
Results Under Performance-Based Awards

•
Quality Compensation Practices

HOW EXECUTIVE COMPENSATION IS DETERMINED	p. 34

•
Background of Our Executive Compensation Program

•
Compensation Philosophy and Objectives

•
Roles and Responsibilities in Executive Compensation Decisions

•
Employment Agreements

•
Peer Groups

•
Say on Pay Vote

EXECUTIVE COMPENSATION COMPONENTS	p. 39
• 2021 Base Salary • 2021 Annual Incentive Plan (AIP) Awards • Long-Term Incentive Plan (LTIP) Awards Granted in 2021 • Benefits
EXECUTIVE COMPENSATION POLICIES AND PRACTICES	p. 44
• Stock Ownership Guidelines • Prohibition Against Hedging and Pledging • Forfeiture and Clawback Policy • Compensation Risk Assessment
2022 PROXY STATEMENT / 31

Executive Compensation Overview
CHANGE TO BECOME INTERNALLY MANAGED IN 2021
Until December 31, 2020, we were externally managed by Pine River Capital Management L.P., our Former Manager. We entered into a definitive agreement with our Former Manager on October 10, 2020, pursuant to which we internalized our management on December 31, 2020, or the Internalization. We did not have any employees prior to the Internalization; our NEOs were employed by an affiliate of our Former Manager.
Our Compensation Committee instituted a comprehensive executive compensation program for our internally managed company in 2021 that was designed to incentivize, reward and retain the executive officers and align their interests with stockholders’ interests. The structure and pay levels of the compensation paid to our NEOs in 2021 are summarized below. Please read the remainder of this “Compensation Discussion and Analysis” and the tabular and narrative disclosure that follows for more complete information about our executive compensation program in 2021.
EXECUTIVE COMPENSATION COMPONENTS AWARDED IN 2021
Cash	Base Salary	• Intended to provide market-competitive fixed income • Only element of total direct compensation not at performance risk
Annual Incentive Plan (AIP)
•
Target amount set as percentage of base salary (100% for CEO and 75% for each of the other NEOs)

•
Performance period: 2021

•
Pays out at 0% – 200% of target amount

•
Performance metrics:

◦
50% quantitative metrics – “Core” ROAE (return on average equity), weighted 66.7% on an absolute basis and 33.3% on a relative basis

◦
50% qualitative metrics – strategic objectives fundamental to the business

Equity	Performance Stock Units (PSUs)
•
50% of equity award value delivered as PSUs

•
Performance period: 2021-2023

•
Vests at 0% – 200% of target number of units

•
Performance metrics: absolute and relative “Core” ROAE, each weighted 50%

	Restricted Stock Units (RSUs)	• 50% of equity award value delivered as RSUs • Three-year ratable vesting
32 / investors.gpmtreit.com

2021 TARGET PAY LEVELS
Named Executive Officer	2021 Base Salary	Target AIP Award for 2021 Performance	RSU Award Granted in 2021	Target PSU Award Granted in 2021	Target Total Direct Compensation
John (“Jack”) A. Taylor	$1,000,000	$1,000,000	$1,125,000	$1,125,000	$4,250,000
Marcin Urbaszek	$560,000	$420,000	$335,000	$335,000	$1,650,000
Stephen Alpart	$600,000	$450,000	$600,000	$600,000	$2,250,000
Peter Morral	$600,000	$450,000	$600,000	$600,000	$2,250,000
Steven Plust	$600,000	$450,000	$600,000	$600,000	$2,250,000
RESULTS UNDER PERFORMANCE-BASED AWARDS
As described in detail under “Executive Compensation Components – 2021 AIP Awards” below, the AIP awards would have paid out above target in accordance with the performance metrics and payout formula included in the awards. Upon the recommendation of management, however, our Compensation Committee approved payouts at the NEOs’ respective target levels.
Because 2021 was the first year that PSUs were granted, no PSU performance period has been completed and there is no performance-based equity award earn-out to report. The first PSU performance period will end on December 31, 2023, and results will be reported in our 2024 proxy statement.
QUALITY COMPENSATION PRACTICES
What We Do

•
A significant majority of each NEO’s compensation is at risk

•
Our clawback policy allows recoupment of cash or equity awards upon a financial restatement

•
We have adopted meaningful stock ownership requirements applicable to our executive officers

•
Our Compensation Committee retains an independent compensation consultant who provides no other services to our Company

•
Payouts of performance-based cash and equity awards are capped at 200% of target

What We Don’t Do

•
Our NEOs do not receive perquisites or retirement plans not available to other employees

•
We do not allow executive officers to hedge or pledge their Company stock

•
We do not have single-trigger accelerated vesting of equity awards upon a change of control of our Company

•
We do not pay dividends on any performance-based equity units that are not earned through satisfaction of the awards’ performance metrics

•
Our NEOs do not have guaranteed bonuses

2022 PROXY STATEMENT / 33

Compensation Discussion and Analysis
How Executive Compensation Is Determined
BACKGROUND OF OUR EXECUTIVE COMPENSATION PROGRAM
Prior to the Internalization on December 31, 2020, we were managed by our Former Manager and did not have any employees. Our NEOs were employed by an affiliate of our Former Manager and did not receive cash compensation directly from our Company before 2021, other than a one-time bonus paid at the end of 2020 in conjunction with the Internalization. Our Former Manager and its affiliates also determined whether, and to what extent, our NEOs were provided with employee benefit plans. Prior to the Internalization, we reimbursed our Former Manager for certain executive compensation costs it incurred on our behalf.
Although we did not directly pay regular cash compensation to our NEOs prior to the Internalization, we did grant them equity awards under our 2017 Equity Incentive Plan to align their interests with those of our stockholders. Equity awards granted to our NEOs before 2021 were in the form of restricted stock, except for a one-time award of RSUs granted at the end of 2020 in conjunction with the Internalization. Those units will vest in full on the fifth anniversary of the grant date, subject to the NEO’s continued employment and other terms and conditions contained in the respective award agreement.
Total compensation reported for our executives for 2021 (our first year as an internally managed company) is not fully comparable to total compensation reported for our executives in prior years (when we were externally managed). Prior to 2021, we did not report our executives’ base salary and annual incentive compensation because they were not employed by us and their cash compensation was paid directly by our Former Manager.
COMPENSATION PHILOSOPHY AND OBJECTIVES
Our compensation program philosophy is to provide an attractive, flexible and market-based total compensation program tied to performance and aligned with stockholders’ interests.
Our total rewards philosophy is designed to:
Attract and retain the best talent to support our business objectives	Pay for performance by linking compensation to the achievement of short-term and long-term financial and strategic goals	Align the interests of our executive officers and stockholders by tying elements of executive compensation to corporate performance and generated returns	Ensure fair, equitable and competitive pay practices
Our Compensation Committee instituted a comprehensive executive compensation program for our internally managed company in 2021 that is designed to achieve these objectives through a mix of compensation components and sound governance practices.
34 / investors.gpmtreit.com

Compensation Discussion and Analysis
ROLES AND RESPONSIBILITIES IN EXECUTIVE COMPENSATION DECISIONS
Role of the Compensation Committee
Our Board’s Compensation Committee, which is composed entirely of independent directors, is responsible for setting all compensation paid to our executive officers. Our Compensation Committee establishes the structure of the executive compensation program, the levels paid to each executive and the performance goals for incentive-based compensation. Our Compensation Committee also recommends to our Board the amount and structure of compensation to be paid to independent directors.
When making executive compensation decisions, our Compensation Committee considers the financial performance of our Company over the prior year, market data and the competitive landscape, the performance and experience of each executive officer, internal pay equity within the executive officer group, alignment with stockholder interests and risk mitigation.
Role of the Compensation Consultant
Our Compensation Committee engaged Semler Brossy Consulting Group LLC, or Semler Brossy, as its independent compensation consultant in 2019. Semler Brossy advises our Compensation Committee on market practices, peer group composition, executive compensation program design and executive pay levels. Semler Brossy also provides advice on setting compensation for independent directors.
Semler Brossy does not provide any other services to our Company. Following a review of the relationship between our Company and its independent compensation consultant in 2021, our Compensation Committee concluded that Semler Brossy’s work did not raise any conflicts of interest.
Role of Executive Officers
In consultation with Semler Brossy, our Chief Executive Officer provides recommendations to our Compensation Committee regarding compensation for the other executive officers. Our Chief Financial Officer assists our Chief Executive Officer in advising our Compensation Committee on corporate performance matters and the nature and levels of performance metrics for incentive-based compensation. No executive officer participates in Compensation Committee discussions setting his own pay.
EMPLOYMENT AGREEMENTS
In connection with the Internalization, we entered into employment agreements with each of the NEOs pursuant to which each became employed directly by the Company on December 31, 2020, the effective date of the Internalization. Our Compensation Committee negotiated the employment agreements, with the advice of Semler Brossy, and our Board of Directors approved them.
The employment agreements provided for one-time cash bonus and equity awards granted to the NEOs in December 2020 in consideration for performing services related to the Internalization process, as mentioned above. In addition, the employment agreements established the following compensation terms applicable to 2021 and subsequent years. See “Executive Compensation Components” later in this “Compensation Discussion and Analysis” for more information about the compensation awarded in 2021 in accordance with the employment agreements.
Base Salary
2021 Terms
Base salaries for the NEOs were set as $1,000,000 for Mr. Taylor; $560,000 for Mr. Urbaszek; and $600,000 for each of Messrs. Alpart, Morral and Plust.
2022 and Beyond
The salary amounts set in the employment agreements are to be reviewed at least annually and may be increased in subsequent years.
2022 PROXY STATEMENT / 35

Compensation Discussion and Analysis
Annual Incentive Cash Payment
2021 Terms
Under their employment agreements, the NEOs were entitled to the opportunity to earn an annual incentive cash payment with a target value equal to 100% of base salary for Mr. Taylor and 75% of base salary for the other NEOs. The agreements set the payout value as 0% to 200% of target amount, depending on achievement against performance goals established by our Compensation Committee.
2022 and Beyond
The percentages included in the employment agreements (100% for Mr. Taylor and 75% for the others) will be applied to any increase in base salary in subsequent years, which would lead to a corresponding increase in the award’s target value. Our Compensation Committee is to establish performance goals each year.
Long-Term Incentive Plan (LTIP)
2021 Terms
The employment agreements provided that the NEOs would be granted LTIP awards in 2021 with a value of $2,250,000 for Mr. Taylor; $670,000 for Mr. Urbaszek; and $1,200,000 for each of Messrs. Alpart, Morral and Plust. The awards were to be granted (i) 50% in a performance-based award to be earned at 0% to 200% of target amount, depending on achievement over a three-year period against performance metrics established by our Compensation Committee, and (ii) 50% in a time-based award to vest ratably over three years.
Under the terms of the employment agreements, the number of units to be granted to each NEO was determined by dividing (a) the LTIP award value set forth in the NEO’s employment agreement, by (b) the closing market price of our common stock on the NYSE on December 31, 2020, which is the date that the Internalization became effective and the NEOs became employed by the Company.
The awards have associated dividend equivalent rights, are subject to the NEO’s continued employment through the applicable vesting date, and may be settled in shares or cash, at our Company’s option.
2022 and Beyond
The employment agreements provide that the NEOs will continue to receive annual LTIP awards in 2022 and beyond with both performance-based and time-based components. The total value of the LTIP awards granted in subsequent years may vary, as may the proportion of performance-based and time-based grants. As with the 2021 awards, the time-based awards will vest ratably over three years, and the performance-based awards will be earned at 0% to 200% of the target amount. Our Compensation Committee is to establish performance goals each year applicable to the performance-based awards.
Other Terms
The employment agreements also provide that the NEO are eligible to participate in all employee benefit programs made available to the Company’s employees generally from time to time and to receive payments upon termination or change in control of the Company as described in detail in “Executive Compensation – Potential Payments Upon Termination or Change in Control” later in this proxy statement.
Each employment agreement also contains covenants relating to the treatment of confidential information and intellectual property matters and restrictions on the ability of each of the NEOs on the one hand and our Company on the other hand to disparage the other. In addition, the employment agreements provide that the NEO shall not, without the prior written consent of our Chief Executive Officer (or our Board, in the case of Mr. Taylor), (i) for a period of one year for Mr. Taylor, nine months for Messrs. Alpart and Plust and six months for Messrs. Morral and Urbaszek following the termination of the NEO’s employment relationship with our Company for any reason, engage in certain competitive activities and (ii) for a period of one year following the termination of the NEO’s employment relationship with our Company for any reason, solicit certain current or former employees or customers of our Company.
36 / investors.gpmtreit.com

Compensation Discussion and Analysis
PEER GROUPS
Our Compensation Committee does not have a policy to set executive pay levels to a particular market benchmark, but it does review market data assembled by Semler Brossy for information about pay levels for the individual executive officers – both total compensation levels and levels of the various compensation components – as well as pay practices. This data is used to assess the reasonableness of our Company’s executive compensation program in the context of a competitive marketplace for talent. As described in “Executive Compensation Components” below, our Compensation Committee also uses relative financial performance as a component of our NEOs’ annual and long-term incentive awards and relies on peer data to calculate those relative measurements.
As an internally managed commercial mortgage REIT, we face the following challenges when identifying peers for the purposes of comparing our executives’ compensation and our corporate performance to that of other companies:
•
There are a limited number of internally managed commercial mortgage REITs, which makes it difficult to identify companies that are directly comparable to our Company;

•
REITs with a residential mortgage focus have different business strategies than those focused on commercial mortgages; and

•
REITs that are externally managed often do not disclose the cash compensation received by their executives, which is typically paid by their managers. A comparison of our executives’ reported total compensation to the publicly disclosed total compensation paid to executives of externally managed companies may be misleading, because in the latter case base salary and annual incentive compensation paid by managers to executives of externally managed companies may not have been reported.

To address these comparative limitations, our Compensation Committee has worked with Semler Brossy to construct multiple peer groups with different objectives. The primary peer group of the three described below is the Industry Group, which is the only one used to assess executive pay levels and design. The Externally Managed Group is exclusively used as an additional reference for equity usage. The Performance Group is used not to assess pay but to measure relative corporate performance for the AIP and PSU awards; see “Executive Compensation Components – 2021 AIP Awards” and “— LTIP Awards Granted in 2021” below.
2022 PROXY STATEMENT / 37

Compensation Discussion and Analysis
Peer Groups Used When 2021 Compensation Decisions Were Made
Industry Group (primary)	Externally Managed Group	Performance Group
Uses: • Executive pay levels • Incentive program design • Equity usage	Use: • Additional reference for equity usage	Use: • Comparator group to measure relative “Core” ROAE performance in AIP and PSU awards

Characteristics:
•
All internally managed companies

•
Primary focus is on commercial mortgage REITs, but can also include mortgage REIT companies with a mix of commercial and residential portfolios, as well as diversified REITs and companies in the commercial-focused real estate financial services or thrifts and mortgage finance industries

•
Comparability of size primarily evaluated based on book value of equity and assets, with consideration also given to market cap and revenue levels

Characteristics:
•
All externally managed REITs (and therefore often do not disclose executives’ cash compensation)

•
Primarily focused on commercial mortgage investment portfolios

•
Comparability of size primarily evaluated based on book value of equity and assets, with consideration also given to market cap and revenue levels

Characteristics:
•
All mortgage REITs

•
All have commercially focused investment portfolios

•
Company’s primary public commercial mortgage REIT competitors for investment

•
Have long-term capital and return profiles similar to our Company’s profiles

•
Are affected by external market conditions similar to how our Company is affected

Group members:(1) • Capstead Mortgage • Chimera Investment • Dynex Capital • iStar • Ladder Capital • MFA Financial • New York Mortgage Trust • Redwood Trust • Walker & Dunlop
Group members:
•
ACRES Commercial Realty

•
Apollo Commercial Real Estate

•
Ares Commercial Real Estate

•
Blackstone Mortgage Trust

•
NexPoint Real Estate(2)

•
KKR Real Estate Finance Trust

•
PennyMac Mortgage Investment

•
Starwood Property Trust

•
TPG RE Finance Trust

Group members:
•
ACRES Commercial Realty

•
Apollo Commercial Real Estate

•
Ares Commercial Real Estate

•
Blackstone Mortgage Trust

•
BrightSpire Capital Corp.

•
KKR Real Estate Finance Trust

•
Ladder Capital

•
TPG RE Finance Trust

(1)
For compensation decisions made in 2022, our Compensation Committee approved the addition of BrightSpire Capital to the Industry Group given its direct relevance to our Company. Capstead Mortgage will be removed from the Industry Group going forward as it was acquired by Franklin Realty Trust in October 2021.

(2)
NexPoint Real Estate acquired Jernigan Capital in 2020.

38 / investors.gpmtreit.com

Compensation Discussion and Analysis
SAY ON PAY VOTE
At our 2021 annual meeting of stockholders, we provided our stockholders with the opportunity to vote to approve, on a non-binding advisory basis, our executive compensation. Approximately 96% of the votes cast at our 2021 annual meeting of stockholders approved our executive compensation as described in our proxy statement for that meeting. Our Compensation Committee carefully considers stockholder votes on this matter, along with other expressions of stockholder views it receives on compensation policies and desirable actions.
Executive Compensation Components
The principal components of our executive compensation program for 2021 are as follow:
•
Base salary;

•
Cash incentive awards paid under our Annual Incentive Plan, or AIP; and

•
Long-Term Incentive Plan, or LTIP, awards granted under our 2017 Equity Incentive Plan:

◦
50% of the LTIP award value was granted as PSUs, and

◦
50% of the LTIP award value was granted as RSUs.

Each of these components is described in detail below. This mix of compensation components was designed to incentivize, reward and retain the executive officers, consistent with our compensation philosophy and our Company’s long-term business goals. We also provide our NEOs the health and welfare and retirement benefits available to our other employees.
2021 BASE SALARY
Base salary amounts for 2021 were established in the NEOs’ respective employment agreements at competitive levels designed to reflect their experience and expertise and to motivate their continued service with our Company following the Internalization.
2021 AIP AWARDS
The AIP is designed to reward achievement of annual goals that support long-term value creation through the opportunity to earn cash payments. The awards described below were based on 2021 performance, were paid out in the first quarter of 2022, and are reported in the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table.”
As described in detail below, the AIP awards would have paid out above target in accordance with the performance metrics and payout formula included in the awards. Upon the recommendation of management, however, our Compensation Committee approved payouts at the NEOs’ respective target levels.
2021 AIP Award Values
Each NEO’s target AIP award value was set in his respective employment agreement as a percentage of his base salary as follows, with an opportunity to earn 0% to 200% of the target value:
Named Executive Officer	2021 Base Salary	Target Award Percentage	Minimum AIP Award for 2021 Performance	Target AIP Award for 2021 Performance	Maximum AIP Award for 2021 Performance
John (“Jack”) A. Taylor	$1,000,000	100%	$0	$1,000,000	$2,000,000
Marcin Urbaszek	$560,000	75%	$0	$420,000	$840,000
Stephen Alpart	$600,000	75%	$0	$450,000	$900,000
Peter Morral	$600,000	75%	$0	$450,000	$900,000
Steven Plust	$600,000	75%	$0	$450,000	$900,000
2022 PROXY STATEMENT / 39

Compensation Discussion and Analysis
Our Compensation Committee believes these award values appropriately reflect internal pay equity considerations, will motivate achievement of the performance goals described below and are competitive within the marketplace for talent, while the cap of 200% of target helps protect our Company against imprudent risk taking.
2021 AIP Award Structure
The percentage of each NEO’s target award value earned was dependent on achievement of a mix of strategic objectives and financial metrics portrayed below:
Our Compensation Committee assigned even weighting to the strategic component and financial component to recognize the value of both qualitative and quantitative measures of corporate performance and to incentivize a range of achievements relevant to our growing company’s long-term success. Detailed information about these performance goals and 2021 results follows.
Strategic Component of 2021 AIP Awards – Goals and Results
Our Compensation Committee established specific assessment factors for each of the strategic objectives in the AIP awards for 2021, as follows:
Objective	Percentage of Strategic Component	Summary of Assessment Factors
Balance sheet management	30%	• Create a diversified and stable funding profile • Maintain appropriate balance sheet leverage • Manage corporate liquidity Grow equity capital
Risk management	30%	• Mitigate credit risk, financing and liquidity risk, internal control and operational risk, and IT infrastructure and cybersecurity risk • Assess business counterparties
Stockholder/investor focus	20%	• Generate quality financial disclosures • Engage equity and debt investors through our investor relations function • Attend relevant industry conferences and execute marketing efforts
Enhancing franchise value	20%	• Enhance the Company’s brand in the commercial real estate market • Maintain a skilled and experienced team • Expand the Company’s reputation as a quality business counterparty
40 / investors.gpmtreit.com

Compensation Discussion and Analysis
The NEOs are evaluated collectively with respect to their performance against these objectives. To the extent that achievement of any of these qualitative metrics exceeded the target level of performance, our Compensation Committee had the discretion under the AIP to apply an aggregate multiplier of between one and two based on the actual achievement of the qualitative metric above target. To the extent that achievement of any of these qualitative metrics fell below the target level of performance, our Compensation Committee had the discretion under the AIP to apply an aggregate multiplier of between zero and one based on the actual achievement of the qualitative metric below target.
At the conclusion of the one-year performance period, our Compensation Committee conducted a thorough assessment of our Company’s and executives’ performance against the factors set forth above. The committee considered key achievements from 2021 corresponding to each category, including the following highlights:
•
We have continued to diversify and grow our funding sources while maintaining conservative levels of liquidity and leverage to drive overall balance sheet management strategy

•
Our ongoing and active asset management has significantly helped us maintain a favorable credit risk profile

•
We expanded our sources of capital with an issuance in the preferred equity market, which was facilitated in part by an investment-grade rating from Egan Jones

•
We have expanded and improved our financial disclosures, maintained an active stockholder dialogue and broadened our overall equity investor base by successfully establishing our Company as a significant participant in the preferred equity market

•
We have continued to expand our Company’s profile across the capital and lending markets, establishing new lending relationships through our direct originations platform and reestablishing our Company as a repeat issuer in the CRE Collateralized Loan Obligations (CLO) market

Following this review, our Compensation Committee determined that the NEOs had achieved the objectives of the Strategic Component of the 2021 AIP awards at target levels of performance.
Financial Component of 2021 AIP Awards – Goals, Results and Adjustment
The Financial Component of the AIP awards is split between absolute and relative measures of “Core” ROAE performance, with a heavier weighting on the absolute value. This mix and weighting of absolute and relative measures places a premium on achieving the “Core” ROAE goal established in our Company’s internal financial plan while also providing an incentive to outperform peers that are relevant comparators for corporate performance.
“Core” ROAE is calculated as the ratio of (i) our Company’s Distributable Earnings generated during the performance period to (ii) our Company’s average stockholders’ equity during the performance period, as measured on each of the first and last day of the period. For these purposes, Distributable Earnings are as reported in our Company’s publicly filed financial reports, excluding the effects of certain non-cash items and one-time charges that we believe are not indicative of our Company’s overall operating performance. Distributable Earnings is used to calculate this “Core” ratio instead of GAAP earnings as it is a better measure of a commercial mortgage REIT’s run-rate operating performance and is intended to over time serve as a general, though imperfect, proxy for our taxable income. As such, Distributable Earnings is considered a key indicator of our ability to generate sufficient income to pay our dividends, which is the primary focus of income-oriented investors who comprise a meaningful segment of our stockholder base.
Our Compensation Committee selected Core “ROAE” as the financial metric to be used in the AIP because it is an important valuation metric for commercial mortgage REITs like our Company that reflects efficient use of investors’ capital and management’s sound investment decisions. “Core” ROAE emphasizes the efficient generation of earnings from our Company’s equity capital that can be distributed to our Company’s stockholders as dividends, substantially reflects performance over time and encompasses all aspects of investment activities, including interest income received on loans net of borrowing costs, as well as realized gains and losses on investments, if any.
To measure relative “Core” ROAE performance, our Company’s absolute result is compared to the results of the companies in its Performance Group. See “How Executive Compensation Is Determined – Peer Groups” above for a description of the Performance Group and a list of companies included.
2022 PROXY STATEMENT / 41

Compensation Discussion and Analysis
Our Compensation Committee established the following pay-out matrix to determine achievement under the Financial Component of the 2021 AIP awards. The percentage earned is to be linearly interpolated when the level of performance is between Threshold and Target or between Target and Maximum.

Level of Performance	Absolute “Core” ROAE	Percentage Earned
Below Threshold	≤2.0%	0% of Target
Threshold	2.0%	25% of Target
Target	4.0%	100% of Target
Maximum	≥7.5%	200% of Target
Actual	5.9%	155.1% of Target

Level of Performance	Relative “Core” ROAE	Percentage Earned
Below Threshold	≤25th percentile	0% of Target
Threshold	25th percentile	25% of Target
Target	50th percentile	100% of Target
Maximum	≥75th percentile	200% of Target
Actual	37.7th percentile	63.1% of Target
As is indicated above, the Company’s actual “Core” ROAE for 2021 was 5.9% (155.1% of absolute target), which was at the 37.7th percentile among the Performance Peer Group (63.1% of relative target). The overall financial component was 124.4% of target following application of the higher weighting to the absolute metric, as shown below:

Total Financial Component Results
	Absolute Performance Percentage Earned (66.7% weighting)	Relative Performance Percentage Earned (33.3% weighting)	Total Percentage Earned before adjustment
	155.1 of Target	63.1% of Target	124.4% of Target
Upon the recommendation of management, however, our Compensation Committee decided to discount the overperformance of our Company’s actual versus target “Core” ROAE results out of consideration for the ongoing impacts of the COVID-19 pandemic on our Company’s investment portfolio credit performance. Our Compensation Committee determined that the Financial Component of the AIP awards should be deemed earned at 100% of target for 2021 performance, rather than the 124.4% of target based on the actual financial results as applied to the formula.
AIP Award Payouts as Adjusted
The 100% of target deemed earned from the Strategic Component combined with the 100% of target deemed earned from the Financial Component to generate AIP payouts equal to each NEO’s respective target award, as shown below:

2021 AIP Award Payouts
		Strategic Component Percentage Earned (50% weighting)	Financial Component Percentage Earned (50% weighting)	Total Award Percentage Earned
	Formulaic Results	100% of Target	124.4% of Target	112.2% of Target
	Adjusted Results	100% of Target	100% of Target	100% of Target
42 / investors.gpmtreit.com

Compensation Discussion and Analysis
LTIP AWARDS GRANTED IN 2021
Our Compensation Committee granted the NEOs long-term incentive awards under our 2017 Equity Incentive Plan in early 2021 to reward key drivers of stockholder value and foster a sense of ownership and commitment to our Company’s long-term success. The employment agreements set forth the value of each NEO’s 2021 LTIP award and also provided that the 2021 awards be evenly split between performance-based and time-based vehicles.
The employment agreements further provided that the number of units granted to each NEO in early 2021 was to be determined by dividing (a) the award value set forth in the NEO’s employment agreement, by (b) the closing market price of our common stock on the NYSE on December 31, 2020, which is the date that the Internalization became effective and the NEOs became employed by our Company.
Named Executive Officer	RSU Award Value per Employment Agreement	PSU Award Value(1) per Employment Agreement	Total 2021 LTIP Award Value per Employment Agreement
John (“Jack”) A. Taylor	$1,125,000	$1,125,000	$2,250,000
Marcin Urbaszek	$335,000	$335,000	$670,000
Stephen Alpart	$600,000	$600,000	$1,200,000
Peter Morral	$600,000	$600,000	$1,200,000
Steven Plust	$600,000	$600,000	$1,200,000

(1)
As described in the footnotes to the “Summary Compensation Table” and “Grants of Plan-Based Awards Table” in the “Executive Compensation” section below, the fair value of the PSUs reported in those tables is higher than reflected above. The discrepancy reflects the difference between the $9.99 stock price on December 31, 2020 (which was used to calculate the number of units granted, per the NEOs’ employment agreements) and the $14.15 stock price on July 14, 2021, the date that our Compensation Committee approved the performance metrics applicable to the outstanding awards (which was used to compute the accounting value of the units under FASB ASC Topic 718 that are reported in the compensation tables below).

The even split of performance-based and time-based vehicles is designed to motivate achievement of financial objectives while encouraging retention and stock ownership. The ultimate value of both the PSUs and the RSUs is dependent on our long-term success as reflected in the price of our Company’s common stock.
The treatment of the awards upon the NEO’s termination of employment in connection with death, disability, retirement or a change of control of our Company is described in detail in “Executive Compensation – Potential Payments Upon Termination or Change of Control” later in this proxy statement. The award agreements provide for “double trigger” vesting, meaning that vesting is not accelerated upon a change of control unless the change of control is accompanied by a qualifying termination of employment.
PSU Awards
The PSU awards granted to the NEOs in early 2021 have a three-year performance period of January 1, 2021, through December 31, 2023. All of the PSUs that have been earned through satisfaction of the performance metrics will vest at the conclusion of the performance period on a one-for-one basis of one share of common stock per PSU, subject to the NEO’s continued employment and other terms and conditions contained in the respective award agreement.
The percentage of the target number of PSUs granted that will be earned is dependent on our Company’s absolute and relative “Core” ROAE performance during the three-year period. The absolute and relative measures are evenly weighted to align the NEOs’ focus on execution of our Company’s long-term plan while accounting for independent economic and real estate market forces. Actual units earned will be between 0% and 200% of target levels. Because 2021 was the first year that PSUs were granted, no PSU performance period has been completed and there is no equity award earn-out to report.
The significance and calculation of “Core” ROAE are described above under “2021 AIP Awards.” We believe that “Core” ROAE is a critical metric for our Company and its stockholders, and our Compensation Committee
2022 PROXY STATEMENT / 43

Compensation Discussion and Analysis
used it to measure corporate performance on both an annual and long-term basis to align pay and performance. The threshold, target and maximum levels of absolute performance are different for the PSUs than for the AIP awards to reflect the equity awards’ longer performance period. The “Core” ROAE level used for target absolute performance is intended to be challenging but achievable. Relative “Core” ROAE will be calculated using the same Performance Group used in the AIP awards. See “How Executive Compensation Is Determined – Peer Groups” above for a description of the Performance Group and a list of companies included.
The PSU awards are accompanied by dividend equivalent rights that accrue during the performance period but are paid out upon vesting only with respect to shares that have been earned through satisfaction of the performance metrics. Upon the payment of any dividend (other than non-cash extraordinary dividends) by our Company to its common stockholders, dividend equivalent rights accrue with respect to all outstanding PSUs. No dividend equivalent rights are paid out with respect to shares not earned or PSUs that have terminated before vesting.
RSU Awards
The RSUs granted to the NEOs in early 2021 vest ratably over a three-year period – 33% on each of January 1, 2022, and January 1, 2023, and 34% on January 1, 2024 – subject to the NEO’s continued employment and other terms and conditions contained in the respective award agreement. The RSU awards are accompanied by dividend equivalent rights that, upon the payment of any dividend (other than non-cash extraordinary dividends) by our Company to its common stockholders, pay out with respect to all outstanding RSUs.
BENEFITS
Our NEOs receive the same benefits package available to our other employees, which consists primarily of health and wellness offerings, a 401(k) savings plan with a Company contribution and paid time off.
Executive Compensation Policies and Practices
STOCK OWNERSHIP GUIDELINES
Our Compensation Committee believes that ownership of our Company’s common stock by our executive officers directly aligns their interests with those of our other stockholders and helps balance the incentives for risk taking inherent in equity-based awards. Accordingly, our Compensation Committee has adopted the following stock ownership guidelines:
Executive Officer	Minimum Ownership Level
Chief Executive Officer	Market value of stock held ≥5x base salary
Other executive officers	Market value of stock held ≥3x base salary
All restricted shares and RSUs, whether or not vested, are included in determining whether an executive officer satisfies the applicable minimum ownership level. Shares underlying unvested PSUs are not included.
An executive officer is expected to attain the minimum ownership level within five years of appointment. If the minimum amount is not attained by such date – or is not maintained after such date – the officer is expected to retain at least 75% of the shares issued upon settlement of equity awards (net of shares withheld to satisfy tax obligations) until attaining the ownership level. As of December 31, 2021, all of our NEOs held the minimum ownership level.
44 / investors.gpmtreit.com

Compensation Discussion and Analysis
PROHIBITION AGAINST HEDGING AND PLEDGING
Our Board has adopted, as part of our Insider Trading Policy, prohibitions against our officers, directors and employees engaging in transactions designed to profit from fluctuations in the price of our securities, such as short sales or purchasing our securities on margin. In addition, such persons are prohibited from purchasing or selling puts or calls or other derivative securities on our securities, pledging our securities as collateral for a loan or entering into hedging or monetization transactions or similar arrangements with respect to our securities.
FORFEITURE AND CLAWBACK POLICY
The 2017 Equity Incentive Plan includes forfeiture and clawback provisions that are triggered by a restatement of incorrect financial results. In the case of a restatement, our Compensation Committee will review all cash and equity awards (whether granted under the 2017 Equity Incentive Plan or otherwise) held by executive officers that were earned based on performance or vested during the course of the financial period subject to such restatement or were granted during or within one year following such financial period.
If any award would have been lower or would not have vested, been earned or been granted based on the restated financial results, our Compensation Committee may (i) cancel the award, in whole or in part, whether or not vested, earned or payable or (ii) require the executive officer to repay to our Company an amount equal to all or any portion of the value of any gains from the grant, vesting or payment of the award that would not have been realized had the restatement not occurred. Our Compensation Committee will determine, in its sole discretion, whether such a forfeiture or clawback is appropriate, and any forfeiture or clawback will be undertaken to the extent permitted by governing law.
COMPENSATION RISK ASSESSMENT
Our Compensation Committee reviewed our Company’s compensation programs and plans for both executive officers and other employees in early 2022 to assess whether those programs and plans create incentives for risk-taking behavior that could damage our Company and its stockholders. Following this assessment, our Compensation Committee determined that the risks arising from our Company’s compensation programs and plans for executive officers and other employees are not reasonably likely to have a material adverse effect on our Company.
When making this determination, our Compensation Committee specifically considered the following features of our executive compensation program:
Risk-Mitigating Features of Executive Compensation Program

•
Earnout of performance-based equity (PSU) and annual cash (AIP) awards is capped at 200% of target

•
Performance-based awards have a sliding scale earnout structure, not an all-or-nothing structure

•
A significant percentage of the NEOs’ total direct compensation is paid as equity with three-year vesting

•
PSUs have a three-year performance period

•
The forfeiture and clawback policy described above allows recoupment of cash or equity awards upon a financial restatement

•
As described above, all officers and employees are prohibited from hedging Company securities through our Insider Trading Policy

•
Executive stock ownership levels are high and are required to remain high in accordance with the stock ownership guidelines described above

2022 PROXY STATEMENT / 45

Compensation Committee Report
Compensation Committee Report

Our Compensation Committee has reviewed and discussed the “Compensation Discussion and Analysis” required by Item 402(b) of Regulation S-K with management.
Based on such review and discussions, our Compensation Committee recommended to our Board that the “Compensation Discussion and Analysis” be included in this proxy statement.
Submitted by the Compensation Committee of the Company’s Board:
Hope B. Woodhouse (Chair)
Tanuja M. Dehne
W. Reid Sanders
46 / investors.gpmtreit.com

Executive Compensation
Executive Compensation

Summary Compensation Table
The following table shows the cash and equity compensation awarded to or earned by our NEOs for services rendered to us during the fiscal years presented:
Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Stock Awards(2) ($)	Non-Equity Incentive Plan Compensation(3) ($)	All Other Compensation(4) ($)	Total(5) ($)
John (“Jack”) A. Taylor President and Chief Executive Officer	2021	1,000,000	—	2,718,454	1,000,000	8,700	4,727,154
	2020	—	1,000,000	2,199,995	—	—	3,199,995
	2019	—	—	1,199,981	—	—	1,199,981
Marcin Urbaszek Vice President, Chief Financial Officer and Treasurer	2021	560,000	—	809,487	420,000	8,700	1,798,187
	2020	—	420,000	809,990	—	—	1,229,990
	2019	—	—	249,987	—	—	249,987
Stephen Alpart Vice President and Chief Investment Officer	2021	600,000		1,449,848	450,000	8,700	2,508,548
	2020	—	450,000	1,349,992	—	—	1,779,992
	2019	—	—	749,981	—	—	749,344
Peter Morral(6) Vice President and Chief Development Officer	2021	600,000		1,449,848	450,000	8,700	2,508,548
	2020	—	450,000	1,449,988	—	—	1,899,988
Steven Plust Vice President and Chief Operating Officer	2021	600,000	—	1,449,848	450,000	8,700	2,508,548
	2020	—	450,000	1,349,992	—	—	1,844,407
	2019	—	—	749,981	—	—	749,981

(1)
The amounts in this column for 2020 represent one-time cash awards paid in connection with the Internalization process, as discussed above in “Compensation Discussion and Analysis.”

(2)
The amounts in this column are calculated based on the number of restricted stock awards, RSUs and PSUs awarded and the fair market value of our common stock on the date the award was made in accordance with FASB ASC Topic 718. See Note 13 to our consolidated financial statements included in our 2021 Annual Report on Form 10-K for assumptions used to calculate our stock awards.

The 2021 amounts in this table reflect the fair market value of each NEO’s RSUs plus the target payout for the PSUs on the grant date. The RSU award values are calculated using the closing market price of our common stock on the NYSE on December 31, 2020 ($9.99), which is the date that the terms of those awards became set under the NEO’s respective employment agreement. The PSU award values are calculated using the target number of PSUs granted on January 29, 2021, and the closing market price of our common stock on the NYSE on July 14, 2021 ($14.15), which is the date that our Compensation Committee approved the applicable performance metrics.
Under the terms of the NEOs’ employment agreements, the target number of PSUs granted to each NEO on January 29, 2021, was determined by dividing (a) the PSU award value set forth in the NEO’s
2022 PROXY STATEMENT / 47

Executive Compensation
employment agreement, by (b) the closing market price of our common stock on the NYSE on December 31, 2020 ($9.99), which is the date that the Internalization became effective and the NEOs became employed by our Company. The difference between the closing market price of our common stock on the NYSE on December 31, 2020 (the $9.99 value used to determine the number of PSUs granted) and the closing market price of our common stock on the NYSE on July 14, 2021 (the $14.15 value used for FASB ASC Topic 718 purposes) accounts for a reported PSU value that is higher than the value included in the NEOs’ employment agreements. See the “Grants of Plan-Based Awards in 2021” table and footnotes below for more information.
As described above in “Compensation Discussion and Analysis,” the actual number of PSUs earned will be determined after a three-year performance period beginning on January 1, 2021, and ending on December 31, 2023. Depending on our Company’s performance during this time with respect to the awards’ metrics, 0% to 200% of the target number of PSUs granted to the NEOs can be earned. The grant date fair value of RSUs plus the grant date fair value of the PSUs assuming maximum potential payout amounts are as follows: (a) Mr. Taylor, $4,311,913; (b) Mr. Urbaszek, $1,283,979; (c) Mr. Alpart, $2,299,697; (d) Mr. Morral, $2,299,697; and (e) Mr. Plust, $2,299,697.
(3)
The amounts in this column for 2021 represent payments made to the NEOs under the AIP in early 2022 based on performance during 2021. The AIP and these awards are described above in “Compensation Discussion and Analysis.”

(4)
The values in this column represent Company contributions into each NEO’s 401(k) savings plan for 2021 service.

(5)
Any cash compensation paid to our NEOs by our Former Manager during 2019 and 2020 is not included in this Summary Compensation Table.

(6)
Mr. Morral was not an NEO in 2019.

48 / investors.gpmtreit.com

Executive Compensation
Grants of Plan-Based Awards in 2021
The following table shows the cash incentive awards made under our AIP, and the PSU and RSU awards made under our 2017 Equity Incentive Plan, to our NEOs during 2021.
Name	Award Type	Grant Date(1)	Date of Compensation Committee Meeting at which Grant Was Approved(1)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards(4)			All Other Stock Awards: Number of Shares of Stock or Units(6) (#)	Grant Date Fair Value of Stock Awards(7) ($)
				Threshold ($)(3)	Target ($)	Maximum ($)	Threshold (#)(5)	Target (#)	Maximum (#)
John (“Jack”) A. Taylor	AIP	—	—	125,000	1,000,000	2,000,000	—	—	—	—	—
	PSU	1/29/2021	12/10/2020	—	—	—	28,153	112,612	225,224	—	1,593,460
	RSU	1/29/2021	12/10/2020	—	—	—	—	—	—	112,612	1,124,994
Marcin Urbaszek	AIP	—	—	52,500	420,000	840,000	—	—	—	—	—
	PSU	1/29/2021	12/10/2020	—	—	—	8,383	33,533	67,066	—	474,492
	RSU	1/29/2021	12/10/2020	—	—	—	—	—	—	33,533	334,995
Stephen Alpart	AIP	—	—	56,250	450,000	900,000	—	—	—	—	—
	PSU	1/29/2021	12/10/2020	—	—	—	15,015	60,060	120,120	—	849,849
	RSU	1/29/2021	12/10/2020	—	—	—	—	—	—	60,060	599,999
Peter Morral	AIP	—	—	56,250	450,000	900,000	—	—	—	—	—
	PSU	1/29/2021	12/10/2020	—	—	—	15,015	60,060	120,120	—	849,849
	RSU	1/29/2021	12/10/2020	—	—	—	—	—	—	60,060	599,999
Steven Plust	AIP	—	—	56,250	450,000	900,000	—	—	—	—	—
	PSU	1/29/2021	12/10/2020	—	—	—	15,015	60,060	120,120	—	849,849
	RSU	1/29/2021	12/10/2020	—	—	—	—	—	—	60,060	599,999
(1)
Our Compensation Committee approved the dollar values for the NEOs’ equity awards at a meeting held on December 10, 2020, and specified in those approvals that on January 29, 2021, 50% of each NEO’s equity award value would be granted as RSUs and 50% of the equity award value would be granted as PSUs. As described in note 7 below, the PSUs have a “grant date” of July 14, 2021, for purposes of calculating their grant date value in accordance with FASB ASC Topic 718.

(2)
These columns show the potential payments for each of the NEOs under our AIP for 2021 performance. Actual payment amounts are determined in accordance with the performance metrics and calculation formula described above in “Compensation Discussion and Analysis.” The amounts paid to the NEOs in early 2022 for 2021 performance are included in the “Non-Equity Incentive Plan Compensation” column in the “Summary Compensation Table.”

(3)
As described above in “Compensation Discussion and Analysis,” 50% of the AIP was subject to quantitative metrics – absolute “Core” ROAE and relative “Core ROAE – that have threshold performance levels, and 50% was subject to qualitative metrics. To the extent that achievement of any of the qualitative metrics exceeded the target level of performance, our Compensation Committee had the discretion to apply an aggregate multiplier of between one and two based on the actual achievement of the qualitative metric above target. To the extent that achievement of any of the qualitative metrics fell below the target level of performance, our Compensation Committee had the discretion to apply an aggregate multiplier of between zero and one based on the actual achievement of the qualitative metric below target. The amounts in this column reflect threshold performance for each of the quantitative metrics and a determination of zero with respect to the qualitative metrics. Performance below the threshold levels for the quantitative metrics, when paired with a determination of zero with respect to the qualitative metrics, would yield a payout of $0.

(4)
These columns show the potential number of PSUs that could be earned by each of the NEOs during the three-year performance period of January 1, 2021, to December 31, 2023. As described above in

2022 PROXY STATEMENT / 49

Executive Compensation
“Compensation Discussion and Analysis,” 0% to 200% of the target number of PSUs granted to the NEOs can be earned depending on our Company’s performance during this period with respect to the awards’ metrics.
Any PSUs earned during the performance period will vest at the conclusion of the performance period, subject to the NEO’s continued employment and other terms and conditions contained in the respective award agreement. The PSU awards are accompanied by dividend equivalent rights that accrue during the performance period but are paid out upon vesting only with respect to shares that have been earned through satisfaction of the performance metrics. Upon the payment of any dividend (other than non-cash extraordinary dividends) by our Company to its common stockholders, dividend equivalent rights accrue with respect to all outstanding PSUs. No dividend equivalent rights are paid out with respect to shares not earned or PSUs that have terminated before vesting.
In accordance with actions taken by our Compensation Committee at its meeting held on December 10, 2020, and the terms of the NEOs’ employment agreements, the target number of PSUs granted to each NEO on January 29, 2021, was determined by dividing (a) the PSU award value set forth in the NEO’s employment agreement, by (b) the closing market price of our common stock on the NYSE on December 31, 2020 ($9.99), which is the date that the Internalization became effective and the NEOs became employed by the Company. See note 7 for information about the accounting value assigned to these awards.
(5)
The amounts in this column reflect performance equal to threshold levels with respect to both absolute “Core” ROAE and relative “Core” ROAE. Performance below those levels would yield an earn-out of zero PSUs.

(6)
The RSUs reflected in this column vest ratably over a three-year period, subject to the NEO’s continued employment and other terms and conditions contained in the respective award agreement. The RSU awards are accompanied by dividend equivalent rights that, upon the payment of any dividend (other than non-cash extraordinary dividends) by our Company to its common stockholders, pay out with respect to all outstanding RSUs.

In accordance with actions taken by our Compensation Committee at its meeting held on December 10, 2020, and the terms of the NEOs’ employment agreements, the number of RSUs granted to each NEO on January 29, 2021, was determined by dividing (a) the RSU award value approved in the NEO’s employment agreement, by (b) the closing market price of our common stock on the NYSE on December 31, 2020 ($9.99), which is the date that the Internalization became effective and the NEOs became employed by the Company pursuant to their respective employment agreements. See note 7 for information about the accounting value assigned to these awards.
(7)
The values in this column represent the grant date fair value of the PSU and RSU awards, computed in accordance with FASB ASC Topic 718. The RSU award values are calculated using the closing market price of our common stock on the NYSE on December 31, 2020 ($9.99), which is the date that the terms of those awards became set under the NEO’s respective employment agreement. The PSU award values are calculated using the closing market price of our common stock on the NYSE on July 14, 2021 ($14.15), which is the date that our Compensation Committee approved the performance metrics to apply to the PSUs that had been granted on January 29, 2021. The difference between the closing market price of our common stock on the NYSE on December 31, 2020 (the $9.99 value used to determine the number of PSUs granted) and the closing market price of our common stock on the NYSE on July 14, 2021 (the $14.15 value used for FASB ASC Topic 718 purposes) accounts for a reported PSU value that is higher than the value included in the NEOs’ employment agreements.

50 / investors.gpmtreit.com

Executive Compensation
Outstanding Equity Awards at 2021 Fiscal Year-End
The following table sets forth information concerning unvested restricted stock, RSU and PSU awards held by each of the NEOs as of December 31, 2021.
		Stock Awards
Name	Grant Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested(1) ($)	Equity Incentive Plan Awards: Number of Unearned Units That Have Not Vested (#)	Equity Incentive Plan Awards: Market Value or Payout Value of Unearned Units That Have Not Vested(1) ($)
John (“Jack”) A. Taylor	1/29/2021	—	—	112,612(2)	1,318,687
	1/29/2021	112,612(3)	1,318,687	—	—
	12/31/2020	100,100(4)	1,172,171	—	—
	1/29/2020	43,314(5)	507,207	—	—
	1/28/2019	20,715(5)	242,573	—	—
Marcin Urbaszek	1/29/2021	—	—	33,533(2)	392,671
	1/29/2021	33,533(3)	392,671	—	—
	12/31/2020	56,056(4)	656,416	—	—
	1/29/2020	9,024(5)	105,671	—	—
	1/28/2019	4,316(5)	50,540	—	—
Stephen Alpart	1/29/2021	—	—	60,060(2)	703,303
	1/29/2021	60,060(3)	703,303	—	—
	12/31/2020	60,060(4)	703,303	—	—
	1/29/2020	27,071(5)	317,001	—	—
	1/28/2019	12,947(5)	151,169	—	—
Peter Morral	1/29/2021	—	—	60,060(2)	703,303
	1/29/2021	60,060(3)	703,303	—	—
	12/31/2020	60,060(4)	703,303	—	—
	1/29/2020	30,680(5)	359,263	—	—
	1/28/2019	11,652(5)	136,445	—	—
Steven Plust	1/29/2021	—	—	60,060(2)	703,303
	1/29/2021	60,060(3)	703,303	—	—
	12/31/2020	60,060(4)	703,303	—	—
	1/29/2020	27,071(5)	317,001	—	—
	1/28/2019	12,947(5)	151,169	—	—

(1)
The values in this column are based on the $11.71 closing market price of our common stock on the NYSE on December 31, 2021.

(2)
The number of PSUs listed is the target number that can be earned during the three-year performance period of January 1, 2021, to December 31, 2023. As described above in “Compensation Discussion and Analysis,” the actual number of PSUs earned will be determined after a three-year performance period beginning on January 1, 2021, and ending on December 31, 2023. Depending on our Company’s performance during this time with respect to the awards’ metrics, 0% to 200% of the target number of PSUs granted to the NEOs can be earned. Any PSUs earned during the performance period will vest at the conclusion of the performance period, subject to the NEO’s continued employment and other terms and conditions contained in the respective award agreement.

(3)
These RSUs will vest at the rate of 33% on January 1, 2022, and January 1, 2023, and 34% on January 1,

2022 PROXY STATEMENT / 51

Executive Compensation
2024, subject to the NEO’s continued employment and other terms and conditions contained in the respective award agreement.
(4)
These RSUs will vest on the fifth anniversary of the grant date, or December 31, 2025, subject to the NEO’s continued employment and other terms and conditions contained in the respective award agreement.

(5)
These shares of restricted stock vest at the rate of 33% on each of the first and second anniversaries of the grant date and 34% on the third anniversary of the grant date, subject to the NEO’s continued employment and other terms and conditions contained in the respective award agreement.

52 / investors.gpmtreit.com

Executive Compensation
Stock Vested in 2021
The following table sets forth information concerning the shares of restricted stock held by our NEOs that vested during the year ended December 31, 2021.
	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(1) ($)
John (“Jack”) A. Taylor	61,605	580,787
Marcin Urbaszek	12,673	119,493
Stephen Alpart	38,022	358,508
Peter Morral	32,763	309,080
Steven Plust	38,022	358,508

(1)
The values in this column are based on the closing market price of our common stock on the NYSE on such date or, to the extent the NYSE was closed on such date, the closing market price of our common stock on the most recent NYSE trading date prior to the vesting date.

Nonqualified Deferred Compensation
Although certain equity awards granted to the NEOs have features that could be deemed subject to Section 409A of the Internal Revenue Code, we do not currently maintain a nonqualified deferred compensation plan that provides for deferral of compensation on a basis that is not tax-qualified for the NEOs.
Potential Payments upon Termination or Change
in Control
Our NEOs’ employment agreements provide for payment of various compensation and benefits to our NEOs upon certain types of termination of employment, including the following:
Termination without Cause or Resignation for Good Reason (not related to a Change of Control) – if, at any time other than during the three-month period immediately prior to (or otherwise in connection with or in anticipation of a “Change of Control” (as defined below)) or during the twenty-four (24) month period immediately following a Change of Control, or a Change-in-Control Period, (i) we terminate the employment of an NEO involuntarily without “Cause” (as defined below) or because of death or disability or (ii) an NEO resigns for “Good Reason” (as defined below), the NEO will generally be entitled to the following:
•
All accrued and unpaid base salary and benefits;

•
Severance payments equal to 2.0 times for Mr. Taylor, 1.5 times for Messrs. Alpart and Plust and 1.0 times for Messrs. Morral and Urbaszek the sum of the NEO’s then-applicable base salary and target cash bonus, if any, payable in equal installments over twelve months;

•
To the extent not yet paid, if applicable and earned based on actual performance, the NEO’s prior year’s cash bonus, payable at the same time the prior year’s cash bonuses are paid to other executive officers;

•
A prorated cash bonus equal to the cash bonus that the NEO would have received for the fiscal year, if any, based on actual performance prorated for the number of days the NEO was employed by us during that fiscal year, payable at the same time cash bonuses are paid to other executive officers for that fiscal year;

•
Reimbursement for Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, or COBRA, premiums for the NEO and such executive officer’s eligible dependents for up to eighteen (18) months;

2022 PROXY STATEMENT / 53

Executive Compensation
•
Unvested time-based equity awards will continue to vest as if the NEO had remained employed by us through the applicable vesting date; and

•
Unvested performance-based equity awards will be prorated for the number of days in the applicable performance period and vest at the end of the applicable performance period based on actual performance; provided, however, that if any such termination occurs before the end of a performance period for the performance awards granted in 2021, those awards will be converted to time-based equity awards in an amount equal to the target number of 2021 performance-based shares and vest in full at the end of the 2021 performance period.

Termination without Cause or Resignation for Good Reason (related to a Change of Control) – if, during a Change-in-Control Period, (i) we terminate the employment of an NEO involuntarily without Cause (as defined below) or because of death or disability or (ii) an NEO resigns for Good Reason (as defined below), the NEO will generally be entitled to the following:
•
All accrued and unpaid base salary and benefits;

•
Severance payments equal to 2.5 times for Mr. Taylor, 2.0 times for Messrs. Alpart and Plust and 1.5 times for Messrs. Morral and Urbaszek the sum of the NEO’s then-applicable base salary and target cash bonus, if any, payable in a lump sum on the Release Deadline (as defined below);

•
To the extent not yet paid, if applicable and earned based on actual performance, the NEO’s prior year’s cash bonus, payable at the same time the prior year’s cash bonuses are paid to other executive officers;

•
A prorated cash bonus equal to the NEO’s target cash bonus prorated for the number of days such executive officer was employed by us during that fiscal year, payable within ten (10) days after the Release Deadline;

•
Reimbursement for COBRA premiums for the NEO and such executive officer’s eligible dependents for up to eighteen (18) months;

•
Unvested time-based equity awards will immediately vest upon the NEO’s termination of employment; provided, however, in limited circumstances, to the extent necessary to avoid the imposition of certain taxes, such awards will continue to vest as if such executive officer had remained employed by us through the applicable vesting date; and

•
Unvested performance-based equity awards will immediately vest at the target amount upon the NEO’s termination of employment; provided, however, in limited circumstances, if necessary to avoid certain adverse tax consequences, settlement of the awards will occur at the end of the applicable performance period.

Termination upon Death, Disability or Retirement – if an NEO’s employment terminates because of such executive officer’s (i) death, (ii) disability or (iii) “Retirement,” which is defined by the employment agreements as the executive officer’s resignation (other than for Good Reason) after the age of 65 with five years of service with the Company, inclusive of service with our Former Manager, such executive officer will generally be entitled to the following:
•
All accrued and unpaid base salary and benefits;

•
To the extent not yet paid, if applicable and earned based on actual performance, the NEO’s prior year’s cash bonus, payable at the same time the prior year’s cash bonuses are paid to other executive officers;

•
A prorated cash bonus equal to the NEO’s target cash bonus prorated for the number of days such executive officer was employed by us during that fiscal year, payable within ten days after the Release Deadline (as defined below);

•
For termination because of disability only, reimbursement for COBRA premiums for the NEO and such executive officer’s eligible dependents for up to eighteen (18) months; and

•
Unvested equity awards will receive the same treatment that unvested equity awards do for terminations without Cause or resignations for Good Reason (not related to a Change of Control), as described above; provided, however, if the termination is the result of the NEO’s retirement during a

54 / investors.gpmtreit.com

Executive Compensation
Change-in-Control Period, unvested equity awards will receive the same treatment that unvested equity awards do for terminations without Cause or resignations for Good Reason (related to a Change of Control), as described above, except that the number of performance-based equity awards vesting will be prorated based on the number of days such executive officer was employed by us during the applicable performance period.
Each NEO’s receipt of severance payments and other post-termination benefits is subject to, among other conditions, such executive officer executing a separation agreement and release of claims that is effective no later than sixty (60) days following the termination of such executive officer’s employment, or the Release Deadline, and such executive officer’s continued compliance with the non-competition and non-solicitation provisions contained in such executive officer’s Employment Agreement. For more information regarding the non-competition and non-solicitation provisions in our NEOs’ employment agreements, please see the “Compensation Discussion and Analysis – How Executive Compensation Is Determined – Employment Agreements” above.
As used in our NEOs’ employment agreements:
•
“Cause” generally includes an NEO’s: (i) gross negligence or willful misconduct in the performance of his duties and responsibilities to our Company; (ii) commission of any act of fraud, theft, embezzlement or any other willful misconduct that injures our Company; (iii) conviction of, or pleading guilty or nolo contendere to, any felony or a lesser crime involving moral turpitude; (iv) willful violation of any material written policy of our Company; (v) alcohol abuse or other substance abuse that materially impairs his ability to perform his obligations; (vi) unauthorized and willful use or disclosure of any proprietary information or trade secrets of our Company or other parties; and (vii) material and willful breach of any restrictive covenants to our Company;

•
“Change of Control” has the same definition as is given to such term in our 2017 Equity Incentive Plan, provided that a management-led buyout is not considered a Change of Control;

•
“Good Reason” with respect to an NEO generally includes: (i) a change in such executive officer’s title or reporting relationship or a material reduction in such executive officer’s duties, authority or responsibilities; (ii) a reduction in such executive officer’s base salary or target cash bonus of 10% or more; (iii) a material change in the geographic location of such executive officer’s primary work location; and (iv) a material breach by our Company of a material provision of such executive officer’s employment agreement.

2022 PROXY STATEMENT / 55

Executive Compensation
The following table sets forth estimates of the potential benefits to our NEOs in connection with certain termination and change in control events, assuming such events occurred on December 31, 2021. The actual payments due upon the occurrence of such events could materially differ from the estimates provided in the table if such events occur on a different date.
Name and Form of Benefit	Termination without Cause or Resignation for Good Reason (not related to a Change of Control) ($)	Termination without Cause or Resignation for Good Reason (related to a Change of Control) ($)	Death ($)	Disability ($)	Retirement(1) ($)
John (“Jack”) A. Taylor
Severance	4,000,000	5,000,000	0	0	0
Cash Bonus(2)	1,000,000	1,000,000	1,000,000	1,000,000	1,000,000
Equity(3)	4,559,324	4,559,324	4,559,324	4,559,324	4,559,324
Other Benefits(4)	60,851	60,851	0	60,851	0
Totals	9,620,175	10,620,175	5,559,324	5,620,175	5,559,324
Marcin Urbaszek
Severance	980,000	1,470,000	0	0	0
Cash Bonus(2)	420,000	420,000	420,000	420,000	420,000
Equity(3)	1,597,970	1,597,970	1,597,970	1,597,970	1,597,970
Other Benefits(4)	60,851	60,851	0	60,851	0
Totals	3,058,821	3,548,821	2,017,970	2,078,821	2,017,970
Stephen Alpart
Severance	1,575,000	2,100,000	0	0	0
Cash Bonus(2)	450,000	450,000	450,000	450,000	450,000
Equity(3)	2,578,519	2,578,519	2,578,519	2,578,519	2,578,519
Other Benefits(4)	60,851	60,851	0	60,851	0
Totals	4,664,370	5,189,370	3,028,519	3,089,370	3,028,519
Peter Morral
Severance	1,050,000	1,575,000	0	0	0
Cash Bonus(2)	450,000	450,000	450,000	450,000	450,000
Equity(3)	2,605,616	2,605,616	2,605,616	2,605,616	2,605,616
Other Benefits(4)	74,835	74,835	0	74,835	0
Totals	4,180,451	4,705,451	3,055,616	3,130,451	3,055,616
Steven Plust
Severance	1,575,000	2,100,000	0	0	0
Cash Bonus(2)	450,000	450,000	450,000	450,000	450,000
Equity(3)	2,578,519	2,578,519	2,578,519	2,578,519	2,578,519
Other Benefits(4)	60,851	60,851	0	60,851	0
Totals	4,664,370	5,189,370	3,028,519	3,089,370	3,028,519

(1)
As of December 31, 2021, Mr. Taylor was the only NEO who was Retirement eligible, but we have reflected the amounts that would have been paid upon Retirement on December 31, 2021, had all NEOs been so eligible.

(2)
Cash bonus amounts reflect pro-rated AIP payments for actual 2021 performance for a termination without Cause or resignation for Good Reason not related to a Change of Control, and pro-rated AIP payments for target performance for a termination without Cause or resignation for Good Reason related to a Change of Control, death, disability or Retirement.

(3)
Comprised of outstanding unvested shares of restricted stock and restricted stock units held by the NEO as of December 31, 2021, that would have vested in full upon a termination without Cause or resignation for Good Reason related to a Change of Control. The values are based on the $11.71 closing market price of our common stock on the NYSE on December 31, 2021.

56 / investors.gpmtreit.com

Executive Compensation
Note that while settlement is not accelerated upon a termination without Cause or resignation for Good Reason not related to a Change of Control, death, disability or Retirement, outstanding equity awards would not be forfeited but would instead continue to vest without regard to continued service. Therefore, the value of such awards, based on the closing market price of our common stock on the NYSE on December 31, 2021, has been included in this table for such events.
(4)
Assumes reimbursement of COBRA premiums for eighteen (18) months after the termination of the NEO’s employment.

Pay Ratio Disclosure
As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are providing the following information about the relationship between the annual total compensation of our median employee and the annual total compensation of our Chief Executive Officer.
As of December 31, 2021, we had 33 employees. All of these employees were located in the United States and working for our Company full time. To identify the median employee, we calculated all employees’ total 2021 total compensation in accordance with the requirements of the “Summary Compensation Table,” using annualized amounts for anyone who was employed by us for only part of the year.
We have determined that the median of the annual total compensation of all employees of our Company who were employed by us as of our determination date of December 31, 2021, other than the CEO, was $285,996 in 2021, and our CEO’s annual total compensation was $4,727,154 in 2021. These amounts were calculated in accordance with the requirements of the “Summary Compensation Table.” The ratio of these amounts is 1:16.5.
The ratio stated above is a reasonable estimate calculated in a manner consistent with the applicable SEC regulations under Item 402(u) of Regulation S-K and is not necessarily comparable to the ratios reported by other companies.
2022 PROXY STATEMENT / 57

Proposal 2: Approval of Advisory Vote on Executive Compensation
Proposal 2: Approval of Advisory Vote on Executive Compensation

The SEC adopted rules pursuant to Section 951 of the Dodd-Frank Act that require public companies to provide stockholders with periodic advisory (nonbinding) votes on executive compensation, also referred to as “say-on-pay” proposals.
We are asking you to vote “FOR” the adoption of the following resolution:
RESOLVED: That the stockholders of the Company approve, on an advisory basis, the compensation paid to the named executive officers of the Company, as described in the “Compensation Discussion and Analysis,” the compensation tables and the related disclosure contained in this proxy statement.
For more information regarding our executive compensation, please see the “Compensation Discussion and Analysis” and “Executive Compensation” sections above.
Because this say-on-pay vote is advisory in nature, it is not binding on us, our Board or our Compensation Committee. However, our Board values our stockholders’ opinion, and our Compensation Committee will take into account the outcome of this vote when considering future executive compensation arrangements.
Our Board has determined that our Company will hold an advisory vote on executive compensation on an annual basis. We currently expect to conduct the next advisory vote on executive compensation at our annual meeting of stockholders in 2023.
Voting Recommendation

PROPOSAL 2: APPROVAL OF ADVISORY VOTE ON EXECUTIVE COMPENSATION
The Board of Directors recommends that you vote FOR this “Say on Pay” advisory proposal. Our executive compensation program is designed to reward performance and align with stockholders’ interests.
“FOR”
58 / investors.gpmtreit.com

Proposal 3: Approval of Proposed 2022 Omnibus Incentive Plan
Proposal 3: Approval of Proposed
2022 Omnibus Incentive Plan

On March 17, 2022, on the recommendation of our Compensation Committee, our Board approved the Granite Point Mortgage Trust Inc. 2022 Omnibus Incentive Plan, or the 2022 Plan, subject to stockholder approval at our Annual Meeting. The 2022 Plan will supersede the Granite Point Mortgage Trust Inc. 2017 Equity Incentive Plan, or the 2017 Plan, if it is approved by our stockholders, in which case it will become effective on the date it is approved by our stockholders, or the Effective Date.
If approved, the maximum number of shares of Granite Point Mortgage Trust Inc.’s common stock that may be issued under the 2022 Plan will be 7,250,000, which is also the maximum number of shares that may be issued pursuant to incentive stock options under the 2022 Plan, subject to adjustment upon certain changes in our Company’s capitalization. As of April 4, 2022, 138,952 shares remained available for grants under the 2017 Plan, which is the only plan under which equity-based compensation may currently be awarded to our executives, other employees, non-employee directors and other service providers. After the Effective Date of the 2022 Plan, no awards will be granted under the 2017 Plan.
Our Compensation Committee and Board have determined that an increase in the number of shares available for grants is necessary as a part of our continuing effort to attract, retain and motivate employees and other service providers and to align their interests with those of our stockholders.
This proposal is being submitted to our stockholders in compliance with the NYSE Corporate Governance Standards concerning stockholder approval of equity compensation plans and/or material revisions to these plans.
While equity incentive awards are an important part of our pay-for-performance compensation program, our Board and Compensation Committee are mindful of their responsibility to our stockholders to exercise judgment in granting equity-based awards. We review a number of relevant metrics to assess the cumulative impact of our equity compensation programs, including burn rate. Our Company’s burn rate for the 2021 fiscal year was 1.7% and the three-year average gross burn rate for fiscal 2019 through 2021 was 1.2%. As of December 31, 2021, the potential equity dilution under the 2017 Plan was approximately 4.6%.
As of the April 4, 2022, there were 58,855,577 shares outstanding. Including the shares requested under the 2022 Plan, the potential equity dilution from all equity incentive awards outstanding would result in a potential dilution of approximately 15.7%.
The annual share usage under the 2017 Plan for the last three fiscal years was as follows:
	2019	2020	2021
Burn Rate(1)	0.5%	1.4%	1.7%
Restricted Stock Awards Granted	277,107	367,489	0
Restricted Stock Unit Awards Granted	0	403,903	564,415
Performance Stock Unit Awards Granted(2)	0	0	347,896
Weighted Average Common Stock Outstanding	53,087,395	55,156,482	54,593,499

(1)
Burn rate represents (a) the number of shares subject to equity awards that we granted during the applicable fiscal year divided by (b) the basic weighted average common shares outstanding for the applicable fiscal year.

(2)
PSUs are subject to satisfaction of the applicable performance criteria over a three-year performance period; PSUs reported in this table reflect target level of performance.

2022 PROXY STATEMENT / 59

Proposal 3: Approval of Proposed 2022 Omnibus Incentive Plan
As of December 31, 2021, the following awards were outstanding under the 2017 Plan:
•
Unvested Shares of Restricted Stock............................................. 264,662

•
Restricted Stock Unit Awards Outstanding................................. 933,283

•
Performance Stock Unit Awards Outstanding (at target)..... 347,896

Based solely on the closing price of the Company’s common stock, as reported on the New York Stock Exchange on April 4, 2022, which was $11.09 per share, the maximum aggregate market value of the 7,250,000 shares that could be issued under the 2022 Plan is $80,402,500.
Overview
The 2022 Plan provides for the grant of stock options (including incentive stock options and non-qualified stock options), stock appreciation rights, restricted stock, restricted stock units, dividend equivalent rights, or DERs, other stock-based awards and other cash-based awards to employees, non-employee directors and certain consultants of our Company and its subsidiaries and certain of its affiliates.
The 2022 Plan aims to reflect certain “best practices” that are consistent with the interests of our stockholders and with our corporate governance policies.
Key Practices Reflected in the 2022 Plan

•
No Single-Trigger Acceleration of Awards upon a Change in Control – Awards will not accelerate simply upon the occurrence of a change in control unless the awards are not assumed or adequately substituted by an acquirer or the applicable participant experiences a qualifying termination of employment or service within twenty-four (24) months following the change in control.

•
No Liberal Share Recycling – Any shares tendered or withheld in payment of the exercise price or purchase price of an award and shares tendered or withheld to satisfy tax withholding obligations related to an award will not become available for future grant or sale under the 2022 Plan.

•
No Repricing of Awards Without Stockholder Approval – The 2022 Plan does not permit the repricing of outstanding stock options or stock appreciation rights to reduce their exercise or base price, or the exchange of underwater stock options or stock appreciation rights for cash or by substitution for new awards with a lower exercise or base price without stockholder approval, other than in limited circumstances involving a corporate event that involves the adjustment of awards in order to preserve the aggregate value.

•
Clawback – Awards under the 2022 Plan are subject to our Company’s applicable clawback policies, as currently in effect or may be adopted. To the extent our Company has not adopted a clawback policy, the 2022 Plan authorizes the Administrator to determine that certain executive officer awards be forfeited or repaid by the executive officer in the event of restatements of incorrect financial results.

•
Limits on Awards to Non-Employee Directors – The awards granted to any non-employee director in a calendar year, when aggregated with cash fees, may not exceed $750,000. Our Board may make exceptions to increase the limit to $1,500,000 for individual non-employee directors in extraordinary circumstances, such as where a non-employee director serves as a member of a special committee of the Board.

•
No Evergreen Provision – There is no evergreen feature under which the shares authorized for issuance under the 2022 Plan may automatically be replenished.

•
No Tax Gross Ups – There are no excise tax gross-up features under the 2022 Plan.

60 / investors.gpmtreit.com

Proposal 3: Approval of Proposed 2022 Omnibus Incentive Plan
A summary of material provisions of the 2022 Plan is set forth below. The summary is qualified by reference to the full text of the 2022 Plan, which is attached as Appendix B to this proxy statement.
Summary of the Material Features of the 2022 Plan
The purpose of the 2022 Plan is provide employees, non-employee directors and certain consultants of our Company and its subsidiaries and certain of its affiliates with the opportunity to receive equity awards. The 2022 Plan is intended to stimulate the efforts of employees, non-employee directors and certain consultants towards our success, as well as assist in recruitment and retention.
All employees (including officers and directors who are employees) of our Company or its subsidiaries and non-employee directors of our Company and consultants engaged by our Company or its subsidiaries who are natural persons who render certain bona fide services are eligible to participate in the 2022 Plan at the discretion of the 2022 Plan’s Administrator, who is generally our Compensation Committee, provided that our Board may serve as the Administrator in its discretion and certain powers may be delegated to our Company’s Chief Executive Officer, as described further below. Additionally, subject to the approval of our Board and an effective securities registration statement or applicable exemption covering such awards, employees and consultants of other affiliates of our Company may be granted awards under the 2022 Plan. As of April 4, 2022, 32 employees, five non-employee directors and no consultants would be eligible to participate in the 2022 Plan under its terms.
The Administrator may make awards based on, among other factors, an individual’s capacity for contributing to our future growth and profitability. Each award will be evidenced by a written or electronic agreement or communication between our Company and the participant setting forth the terms and conditions of the award. Unless determined otherwise by the Administrator, awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of a given participant, only by such participant. If the Administrator makes an award transferable, such award will contain such additional terms and conditions as the Administrator deems appropriate.
The Administrator administers the 2022 Plan and grants awards under the 2022 Plan. The Administrator has the power to interpret the 2022 Plan and awards thereunder, to determine the terms and conditions of awards, to approve forms of award agreement, to select participants who may be granted awards and to make all other determinations necessary or advisable for the administration of the 2022 Plan. In addition, the Administrator may delegate to our Company’s Chief Executive Officer the authority to make and amend up to a specified aggregate number of awards to employees and consultants who are not subject to the restrictions of Section 16(b) of the Exchange Act, provided that the Administrator must determine any relevant exercise or purchase price of such awards and must specify the group of employees and consultants to whom such awards may be made.
Except as provided below, our Board or its delegate is permitted to amend or terminate the 2022 Plan at any time, provided that any termination does not affect the validity of previously granted awards and may not materially impair the rights of any participant with respect to previously granted awards without the participant’s written consent. Our Board and Compensation Committee will not have the right, without stockholder approval, to:
•
Increase the maximum number of shares covered by the 2022 Plan or change the class of employees eligible to receive any awards;

•
Make any other amendment to the 2022 Plan that would constitute a modification, revision or amendment requiring stockholder approval pursuant to any applicable law or regulation or rule of the principal exchange on which our shares are traded;

•
Cancel outstanding stock options or stock appreciation rights with exercise or base prices in excess of the fair market value of a share in exchange for cash or the grant in substitution therefor of new awards having a lower exercise or base price; or

•
Amend outstanding stock options or stock appreciation rights to reduce the exercise price or base price thereof, except as provided in the 2022 Plan with respect to limited circumstances involving a corporate event that involves the adjustment of awards in order to preserve the aggregate value.

2022 PROXY STATEMENT / 61

Proposal 3: Approval of Proposed 2022 Omnibus Incentive Plan
SHARES AVAILABLE FOR ISSUANCE
The maximum number of shares that may be issued under the 2022 Plan will be 7,250,000 shares, which is also the maximum number of shares that may be issued pursuant to incentive stock options under the 2022 Plan, subject to adjustment upon certain changes in our Company’s capitalization. The shares issued under the 2022 Plan may be authorized and unissued shares, treasury shares, shares previously issued under the 2022 Plan that return to the 2022 Plan in accordance therewith or shares that have been or may be acquired by our Company in the open market, in private transactions or otherwise.
If any shares subject to an award are forfeited, cancelled, exchanged or surrendered or if an award otherwise terminates or expires without a distribution of shares to the participant, or if an award is settled in cash, the shares with respect to such award will, to the extent of any such forfeiture, cancellation, exchange, surrender, termination, expiration or cash settlement, again be available for awards under the 2022 Plan. However, the following shares will not become available for future grant or sale under the 2022 Plan: (i) shares tendered or withheld in payment of an exercise or purchase price of an award and (ii) shares tendered or withheld to satisfy the tax withholding obligations related to an award.
Outstanding awards granted under the 2017 Plan will remain in effect and be administered thereunder, but after the Effective Date, awards may only be issued under the 2022 Plan. As of April 4, 2022, there were 138,952 shares remaining for issuance under the 2017 Plan and no shares available for issuance under any other plan.
AWARD LIMITATIONS
No non-employee director may receive any combination of awards in a single calendar year having a value that exceeds $750,000 in the aggregate when combined with the non-employee director’s cash fees for the calendar year; provided that the limitation may increase to $1,500,000 in extraordinary circumstances, such as where a non-employee director serves as a member of a special committee of the Board, as our Board may determine in its discretion.
TYPES OF AWARDS
The Administrator has the discretion to award stock options, stock appreciation rights, restricted stock, restricted stock units, dividend equivalent rights, other stock-based awards and other cash-based awards.
Options
A stock option is the right to acquire shares at a fixed exercise price for a fixed period of time. Under the 2022 Plan, the Administrator may grant non-qualified stock options to employees, consultants and non-employee directors and/or incentive stock options to employees (which entitle employees, but not the Company, to more favorable tax treatment). The Administrator will determine the number of shares covered by each option.
The exercise price of the shares subject to each option is set by the Administrator but cannot be less than 100% of the fair market value (on the date of grant) of the shares covered by the option. An exception may be made for any options that the Administrator grants in substitution for options held by employees of companies that our Company acquires (in which case the exercise price preserves the economic value of the employee’s cancelled option from his or her former employer). In addition, the exercise price of an incentive stock option must be at least 110% of fair market value if (on the grant date) the participant owns stock possessing more than 10% of the total combined voting power of all classes of stock of our Company or any of its subsidiaries. The aggregate fair market value of the shares (determined on the grant date) covered by incentive stock options which first become exercisable by any participant during any calendar year also may not exceed $100,000. The exercise price of each option must be paid in full in cash or check at the time of exercise. The Administrator also may permit payment through the tender of shares that are already owned by the participant, a net exercise arrangement, or by such other method as the Administrator may permit, including under a broker-assisted (or other) cashless exercise program or any combination of the foregoing methods.
Options become exercisable at the times and on the terms established by the Administrator. The Administrator also establishes the time at which options expire, but the expiration may not be later than 10 years after the
62 / investors.gpmtreit.com

Proposal 3: Approval of Proposed 2022 Omnibus Incentive Plan
grant date. In addition, a participant who owns stock possessing more than 10% of the total combined voting power of all classes of stock of our Company or any of its subsidiaries may not be granted an incentive stock option that is exercisable after five years from the option’s grant date.
Unless otherwise provided by the Administrator, a participant’s unvested stock options will be forfeited on the date a participant ceases to be a “service provider” (as defined in the 2022 Plan). Moreover, unless otherwise provided in an applicable award agreement, a participant may generally exercise their vested stock options for the following time periods following their cessation of service, provided that, stock options may not be exercised after their expiration date:
•
If a participant ceases to be a service provider for a reason other than the participant’s death, “disability” (as defined in the 2022 plan) or a termination for “cause” (as defined in the 2022 Plan), the participant’s vested stock options are generally exercisable for 90 days following the participant’s termination;

•
If a participant ceases to be a service provider as a result of the participant’s death or disability, the participant’s vested stock options are generally exercisable for twelve (12) months following the participant’s termination; and

•
If a participant ceases to be a service provider on account of the participant’s termination for cause by the Company or one of its subsidiaries, any stock option held by the participant (whether or not vested) will terminate as of the date the participant ceases to be a service provider.

In addition, if a participant has engaged in conduct that constitutes cause at any time while the participant is a service provider or after the participant ceases to be a service provider, any stock option held by the participant (whether or not then vested) will immediately terminate. If a participant has engaged in conduct that constitutes cause, in addition to the immediate termination of all of the participant’s stock options, the participant will forfeit all shares underlying any exercised portion of any stock option for which the Company has not yet delivered the share certificates, upon refund by our Company of the exercise price paid by the participant for such shares (subject to any right of setoff by our Company).
Stock Appreciation Rights
Stock appreciation rights, or SARs, are awards that grant the participant the right to receive an amount (in the form of cash, shares of equal value, or a combination thereof, as determined by the Administrator) equal to (i) the number of shares exercised, times (ii) the amount by which the fair market value of a share on the date of exercise exceeds the exercise price. SARs may be granted separately or in tandem with any stock option. The exercise price is set by the Administrator but cannot be less than 100% of the fair market value of the covered shares on the grant date. A SAR may be exercised only if it becomes vested based on the vesting schedule established by the Administrator. SARs expire under the same rules that apply to stock options, meaning that the expiration may not be later than 10 years after the grant date. Tandem SARs are exercisable only during the period when the stock option related to the tandem SAR is also exercisable.
Restricted Stock
Awards of restricted stock are shares that vest in accordance with the terms and conditions established by the Administrator. The Administrator determines the number of shares of restricted stock granted to any participant.
In determining whether an award of restricted stock should be made, and/or the period of restriction for any such award, the Administrator may impose whatever conditions it determines to be appropriate. A holder of restricted stock will have full voting rights, unless determined otherwise by the Administrator. A holder of restricted stock also generally will be entitled to receive all dividends and other distributions paid with respect to the restricted shares (whether in cash or property) unless the Administrator provides otherwise, provided that, if the restricted stock vests based on the achievement of performance goals, such dividends or distributions will be held by the Company (unsegregated as a part of its general assets) until the period of restriction with respect to the award lapses (and will be forfeited if the underlying restricted shares are forfeited) and be paid or distributed to the participant as soon as practicable after the period of restriction lapses (if the restricted shares are not forfeited).
2022 PROXY STATEMENT / 63

Proposal 3: Approval of Proposed 2022 Omnibus Incentive Plan
Restricted Stock Units
Restricted stock units represent a right to receive shares at a future date determined in accordance with the participant’s award agreement. No monetary payment is required for receipt of restricted stock units or the shares issued in settlement of the award, the consideration for which is furnished in the form of the participant’s service to our Company or its subsidiaries. In determining whether an award of restricted stock units should be made, and/or the vesting schedule for any such award, the Administrator may impose whatever conditions to vesting it determines to be appropriate, including, without limitation, performance goals. Our Company may settle the restricted stock units in cash, in shares or in a combination of both.
Dividend Equivalent Rights
The Administrator is generally permitted to, in its discretion as reflected by the terms of the applicable award agreement, authorize the crediting of DERs to a participant in an amount equal to the dividends and other distributions declared on shares, to be credited as of the dividend payment dates, during the period between the date an award is granted, and the date such award is exercised, vests or expires, as determined by the Administrator. Such DERs will be converted to cash or additional shares by such formula and at such time and subject to such limitation as may be determined by the Administrator. If a DER is credited in respect of another award under the 2022 Plan, then, unless otherwise stated in the applicable award agreement or determined by the Administrator, in no event will the DER be in effect for a period beyond the time during which the applicable related portion of the underlying award has been exercised or otherwise settled, or has expired, been forfeited or otherwise lapsed, as applicable. The term of a DER will be set by the Administrator in its discretion and payment of a DER may be in cash, shares or a combination thereof.
Other Stock-Based Awards and Other Cash-Based Awards
The Administrator may grant cash awards based on time-based service conditions or upon the attainment of performance goals or a combination thereof, or Other Cash-Based Awards, as well as awards of a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares, including but not limited to unrestricted shares awarded as a bonus or upon the attainment of performance goals, or Other Stock-Based Awards, if the Administrator deems such awards to be consistent with the purposes of the 2022 Plan. Such awards need not be subject to any performance goals or vesting criteria. The Administrator may determine the terms and conditions of such awards in its discretion.
CHANGE IN CONTROL
Except as otherwise provided in an applicable award agreement or another applicable agreement with a given participant, in the event of a “change in control” (as defined in the 2022 Plan) with respect to (i) any award that is not assumed, continued or substituted by the successor or its affiliate for an equivalent award and (ii) any award that is so assumed, continued or substituted, but during the 24- month period after the change in control the participant’s employment or service is terminated without cause or by the participant for “good reason” (as defined in the 2022 Plan), then:
•
Awards will become fully vested and exercisable and the restrictions applicable to them will lapse;

•
Performance conditions related to awards for which the performance period has not been completed as of the date of the change in control will be deemed achieved at 100% of target performance levels for the entire performance period (and not pro-rata); and

•
Options and stock appreciation rights will be exercisable for their full term.

An award will be considered assumed, continued or substituted in connection with a change in control if, following the change in control, (i) the award has a value at least equal to the value of the award being substituted; (ii) for awards other than Other Cash-Based Awards, the award relates to a publicly-traded equity security of the successor involved in the change in control or another publicly traded entity that is affiliated with the successor following the change in control; (iii) it is the same type of award as the award being substituted; (iv) it is vested to the extent the award being substituted was vested at the time of the change in control and (v) it has other terms and conditions that are the same or more favorable to the participant than the terms and conditions of the award being substituted, in each case, as reasonably determined by the
64 / investors.gpmtreit.com

Proposal 3: Approval of Proposed 2022 Omnibus Incentive Plan
Administrator, except that, performance goals may be deemed achieved at the greater of target or actual level of performance (determined as of the date of the change in control) and, if the award relates to shares, the award may be converted or modified to instead confer the right to receive shares of publicly-traded common stock of the surviving or acquiring entity (or ultimate parent thereof) or such other security or entity as may be determined by the Administrator before the change in control.
CHANGES IN CAPITALIZATION
Upon any “change in capitalization” (as defined in the 2022 Plan), the Administrator may make equitable substitutions or proportionate adjustments in its discretion to (i) the aggregate number of shares reserved for issuance under the 2022 Plan and the maximum number of shares or cash that may be subject to awards granted to any participant in any calendar year, (ii) the kind and number of securities subject to, and the exercise price or purchase of, any outstanding stock options and stock appreciation rights granted under the 2022 Plan, (iii) the kind, number and purchase price of shares, or the amount of cash or amount or type of other property, subject to outstanding awards granted under the 2022 Plan or (iv) performance goals or performance periods; provided, however, that any fractional shares resulting from the adjustment will be eliminated. Such other equitable substitutions or adjustments may be made as may be determined by the Administrator.
Additionally, in connection with a change in capitalization, the Administrator may generally provide for the cancellation of any outstanding award in exchange for payment in cash or other property having an aggregate fair market value equal to the fair market value of the shares, cash or other property covered by such award, reduced by its aggregate exercise price or base price; provided, however, that if the exercise price or base price of any outstanding award is equal to or greater than the fair market value of the shares, cash or other property covered by such award, the Administrator may cancel such award without the payment of any consideration to the participant.
CLAWBACK AND OTHER POLICIES
All awards granted under the 2022 Plan are subject to any incentive compensation clawback or recoupment policy of our Company or its subsidiaries currently in effect or as may be adopted by our Company or its subsidiaries and, in each case, as may be amended from time to time. No such policy adoption or amendment will require a participant’s prior consent. All awards granted under the 2022 Plan are subject to any other applicable Company or subsidiary policies, such as insider trading policies.
To the extent our Company has not adopted a clawback or recoupment policy covering awards, the 2022 Plan authorizes the Administrator to determine that certain executive officer awards be forfeited or repaid by the executive officer in the event of restatements of incorrect financial results. Such awards could include those that were earned based on performance or vested during the course of the financial period subject to the restatement or those that were granted during or within the one year following such financial period.
CESSATION OF SERVICE
Except as otherwise set forth in the 2022 Plan or in any individual service, employment or severance agreement or award agreement with the participant, or except as otherwise provided by the Administrator, upon a participant ceasing to be a service provider for any reason, all of the participant’s awards that are unvested or unexercisable shall be immediately terminated and forfeited without consideration.
PLAN TERM
No award may be granted under the 2022 Plan on or after the tenth anniversary of the Effective Date, but awards granted before that time may extend beyond that date in accordance with their terms.
CERTAIN FEDERAL INCOME TAX CONSEQUENCES
The following is a summary of the United States federal income tax consequences of awards under the 2022 Plan. It does not purport to be a complete description of all applicable rules, and those rules (including those
2022 PROXY STATEMENT / 65

Proposal 3: Approval of Proposed 2022 Omnibus Incentive Plan
summarized here) are subject to change. Tax consequences for any particular individual may be different. This discussion also does not address the tax consequences under applicable state and local law.
Options
An optionee generally will not recognize taxable income upon the grant of a non-qualified stock option. Rather, at the time of exercise of the option, the optionee will recognize ordinary income for income tax purposes in an amount equal to the excess, if any, of the fair market value of the shares of our common stock purchased over the exercise price. We generally will be entitled to a tax deduction at such time and in the same amount, if any, the optionee recognizes as ordinary income. The optionee’s tax basis in any shares of our common stock received upon exercise of an option will be the fair market value of the shares of our common stock on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the optionee) depending upon the length of time such shares were held by the optionee.
Incentive stock options are eligible for favorable federal income tax treatment if certain requirements are satisfied. An employee granted an incentive stock option generally does not realize compensation income for federal income tax purposes upon the grant of the option. At the time of exercise of an incentive stock option, no compensation income is realized by the optionee other than tax preference income for purposes of the federal alternative minimum tax on individual income. If the shares of our common stock acquired on exercise of an incentive stock option are held for at least two years after grant of the option and one year after exercise, the excess of the amount realized on the sale over the exercise price will be taxed as capital gain. However, if the shares of our common stock acquired on exercise of an incentive stock option are disposed of within less than two years after grant or one year of exercise, the optionee will realize taxable compensation income equal to the excess of the fair market value of the shares on the date of exercise or the date of sale, whichever is less, over the exercise price, and any additional amount realized will be taxed as capital gain (a “disqualifying disposition”). If a participant recognizes ordinary income due to a disqualifying disposition of an incentive stock option, we would generally be entitled to a deduction in the same amount.
SARs
A participant who is granted a SAR generally will not recognize ordinary income upon receipt of the SAR. Rather, at the time of exercise of such SAR, the participant will recognize ordinary income for income tax purposes in an amount equal to the value of any cash received and the fair market value on the date of exercise of any shares of our common stock received. We generally will be entitled to a tax deduction at the same time, and in the same amount that, ordinary income is recognized by such participant. The participant’s tax basis in any share of our common stock received upon exercise of a SAR will be the fair market value of the share of our common stock on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares were held by the participant.
Restricted Stock
A participant generally will not be taxed upon the grant of restricted stock, but rather will recognize ordinary income in an amount equal to the fair market value of the shares of our common stock at the time the shares are no longer subject to a “substantial risk of forfeiture” (within the meaning of the Internal Revenue Code). We generally will be entitled to a deduction at the time when, and in the amount, the participant recognizes ordinary income on account of the lapse of the restrictions. A participant’s tax basis in the shares will equal their fair market value at the time the restrictions lapse, and the participant’s holding period for capital gains purposes will begin at that time. Under Section 83(b) of the Internal Revenue Code, a participant may elect to recognize ordinary income at the time the shares of restricted stock are awarded in an amount equal to their fair market value at that time, notwithstanding the fact such shares of restricted stock are subject to restrictions and a substantial risk of forfeiture. If such an election is made, no additional taxable income will be recognized by such participant at the time the restrictions lapse. The participant will have a tax basis in the shares equal to their fair market value on the date of their award, and the participant’s holding period for
66 / investors.gpmtreit.com

Proposal 3: Approval of Proposed 2022 Omnibus Incentive Plan
capital gains purposes will begin at that time. We generally will be entitled to a tax deduction at the time when, and to the extent, ordinary income is recognized by such participant.
Restricted Stock Units and Other Stock-Based Awards
In general, the grant of restricted stock units (including performance stock units and Other Stock-Based Awards with vesting criteria) will not result in income for the participant or in a tax deduction for us. Upon the settlement of such an award in cash or shares (or upon grant of an Other Stock-Based Award without vesting criteria), the participant will recognize ordinary income equal to the aggregate value of the payment received, and we generally will be entitled to a tax deduction at the same time and in the same amount. In addition, Federal Insurance Contributions Act, or FICA, taxes are imposed on restricted stock units in the year of vesting (which may occur prior to the year of settlement).
DERs
In general, DERs are generally taxable as ordinary income when the participant receives a payout of the DER, and we generally will be entitled to a tax deduction at the same time and in the same amount.
Other Cash-Based Awards
A participant who receives an Other Cash-Based Award will realize compensation taxable as ordinary income in an amount equal to the cash paid at the time of such payment. Income tax withholding requirements generally apply to amounts that are recognized as ordinary income and we generally will be entitled to a deduction in the same amount and at the same time that the participant recognizes ordinary income.
Section 409A
Section 409A of the Internal Revenue Code provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted under the 2022 Plan with a deferral feature will be subject to the requirements of Section 409A. If an award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation. Participants are solely responsible for the payment of any taxes and penalties incurred under Section 409A.
NEW PLAN BENEFITS
No awards have been granted, and no shares have been issued under the 2022 Plan. Future grants under the 2022 Plan will be made at the discretion of the Administrator and, accordingly, are not yet determinable except with respect to the grants automatically made to independent directors under our Director Compensation Policy as described below. In addition, the value of the awards granted under the 2022 Plan will depend on a number of factors, such as the fair market value of our common stock on future dates. Consequently, it is not possible to determine the benefits that might be received by participants receiving discretionary grants under the 2022 Plan.
Each current independent director is expected to receive a restricted stock unit grant on the date of the Annual Meeting, assuming his or her re-election to the Board, which value depends on the director’s committee membership and Board responsibilities in accordance with the sections of this proxy statement titled “Director Compensation – Annual Retainers for Independent Directors” and “– Supplemental Chair Compensation.” Restricted stock units with an aggregate grant date value of $662,500 are expected to be granted on the date of the Annual Meeting to independent directors. The number of units granted will be determined based on the closing price of our common stock on the date of the Annual Meeting. Based on the closing price of our common stock on April 4, 2022, up to 59,738 restricted stock units are expected to be granted in the aggregate. Such grants will be subject to stockholder approval of the 2022 Plan.
2022 PROXY STATEMENT / 67

Proposal 3: Approval of Proposed 2022 Omnibus Incentive Plan
The following table summarizes the equity awards currently contemplated to be made under the 2022 Plan, as described in the two immediately preceding paragraphs:
Name and Position	Value(1) ($)	Units(2) (#)
John (“Jack”) A. Taylor President and Chief Executive Officer	—	—
Marcin Urbaszek Vice President, Chief Financial Officer and Treasurer	—	—
Stephen Alpart Vice President and Chief Investment Officer	—	—
Peter Morral Vice President and Chief Development Officer	—	—
Steven Plust Vice President and Chief Operating Officer	—	—
All current executive officers as a group	—	—
All current directors who are not executive officers as a group	662,500	59,738
All employees, including all current officers who are not executive officers, as a group	—	—

(1)
Restricted stock units with an aggregate grant date value of $662,500 are expected to be granted on the date of the Annual Meeting to independent directors automatically in accordance with our Director Compensation Policy. Such grants will be made under the 2022 Plan if the 2022 Plan is approved by our stockholders.

(2)
The number of restricted stock units granted to our independent directors will be determined based on the closing price of our common stock on the date of the Annual Meeting. The number of restricted stock units cited in the table is an estimate that is calculated by dividing $662,500 by $11.09, which is the closing price of our common stock on April 4, 2022.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
The Equity Compensation Plan Table below presents information regarding our 2017 Equity Incentive Plan as of December 31, 2021:
Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Options, Warrants and Rights(1) (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in the First Column of this Table)(2) (c)(2)
Equity Compensation Plans Approved by Stockholders	1,281,179	—	914,782
Equity Compensation Plans Not Approved by Stockholders	—	—	—
Total	1,281,179	—	914,782

(1)
Column (a) includes shares issuable pursuant to outstanding RSUs and PSUs under the 2017 Equity Incentive Plan. PSUs are subject to satisfaction of the applicable performance criteria over a three-year performance period; outstanding PSUs reported in column (a) reflect target level of performance.

68 / investors.gpmtreit.com

Proposal 3: Approval of Proposed 2022 Omnibus Incentive Plan
RSUs and PSUs are not reflected in the weighted exercise price in column (b) as these awards do not have an exercise price.
(2)
Column (c) consists of shares available for future issuance under the 2017 Equity Incentive Plan. Under the 2017 Equity Incentive Plan, the Company may grant awards consisting of restricted common stock, restricted stock units, dividend equivalent rights and other equity-based awards.

REGISTRATION WITH THE SEC
We intend to file with the SEC a registration statement on Form S-8 covering the shares reserved for issuance under the 2022 Plan.
Summary and Voting Recommendation
We believe strongly that the approval of the 2022 Plan is important to our continued success. Awards such as those provided under the 2022 Plan constitute an important incentive and help us attract and retain high-performing individuals.
PROPOSAL 3: APPROVAL OF PROPOSED 2022 OMNIBUS INCENTIVE PLAN The Board of Directors recommends that you vote to approve the proposed Granite Point Mortgage Trust Inc. 2022 Omnibus Incentive Plan.	“FOR”
2022 PROXY STATEMENT / 69

Proposal 4: Ratification of Appointment of Independent Auditor
Proposal 4: Ratification of Appointment of Independent Auditor

We are asking our stockholders to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022. Although ratification is not required by our Bylaws or otherwise, our Board is submitting the selection of Ernst & Young LLP to our stockholders for ratification as a matter of good corporate practice.
In the event stockholders do not ratify the appointment, the appointment will be reconsidered by our Audit Committee. Even if the selection is ratified, our Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of our Company. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she so desires and is expected to be available to respond to appropriate questions.
Audit and Non-Audit Fees
We retained Ernst & Young LLP to audit our consolidated financial statements for the year ended December 31, 2021.
The table below presents the aggregate fees billed to us for professional services performed by Ernst & Young LLP for the years ended December 31, 2021 and 2020:
	Year Ended December 31,
	2021		2020
Audit fees(1)		$1,063,000	$1,352,000
Audit-related fees		$—	$—
Tax fees(2)		$226,281	$165,208
All other fees	$		$—
Total		$1,289,281	$1,517,208

(1)
Audit fees pertain to the audit of our annual Consolidated Financial Statements, including review of the interim financial statements contained in our Quarterly Reports on Form 10-Q, comfort letters to underwriters in connection with our registration statements and security offerings, attest services, consents to the incorporation of the Ernst & Young LLP audit report in publicly filed documents and assistance with and review of documents filed with the SEC.

(2)
Tax fees pertain to services performed for tax compliance, including REIT compliance, tax planning and tax advice, including preparation of tax returns and claims for refund and tax-payment planning services. Tax planning and advice also includes assistance with tax audits and appeals, and tax advice related to specific transactions.

70 / investors.gpmtreit.com

Proposal 4: Ratification of Appointment of Independent Auditor
Audit Services Pre-Approval Policy
The services performed by Ernst & Young LLP in 2021 were pre-approved by our Audit Committee in accordance with the pre-approval policy set forth in our Audit Committee Charter. This policy requires that all engagement fees and the terms and scope of all audit and non-audit services be reviewed and approved by the Audit Committee in advance of their formal initiation.
Voting Recommendation

PROPOSAL 4: RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT AUDITOR
The Board of Directors recommends that you vote in favor of the appointment of Ernst & Young LLP as our independent auditor for the year ending December 31, 2022.
“FOR”
2022 PROXY STATEMENT / 71

Audit Committee Report
Audit Committee Report

Our Board has appointed an Audit Committee presently composed of independent directors Stephen G. Kasnet, W. Reid Sanders and Hope B. Woodhouse. Mr. Kasnet serves as Chair of the Audit Committee. Each of the directors on our Audit Committee is an independent director under the SEC rules and NYSE listing standards. Our Board has determined that each of Mr. Kasnet and Ms. Woodhouse satisfies the definition of financial sophistication and is an “audit committee financial expert,” as defined under rules and regulations promulgated by the SEC.
Our Audit Committee’s responsibility is one of oversight with respect to the preparation, review and audit of our financial statements and the qualifications, independence and performance of our internal auditors and independent registered public accounting firm, as set forth in its charter which is available on our website at www.gpmtreit.com. It is not the duty of our Audit Committee to prepare our financial statements or to plan or conduct audits. Our management is responsible for preparing our financial statements and for developing, maintaining and evaluating our internal controls. Our independent registered public accounting firm is responsible for auditing our consolidated financial statements and for expressing an opinion as to whether they fairly present our financial position, results of operations and cash flows in conformity with generally accepted accounting principles. Our Audit Committee has the sole authority and responsibility to select, evaluate and, as appropriate, replace our independent registered public accounting firm.
Our Audit Committee reviews our financial reporting process on behalf of our Board. In performance of its oversight function, our Audit Committee has met and held discussions with management and our independent registered public accounting firm, Ernst & Young LLP, or EY, with respect to our audited consolidated financial statements for fiscal year 2021 and related matters. Management advised our Audit Committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles, and our Audit Committee has reviewed and discussed the consolidated financial statements with management and EY. EY presented to and reviewed with our Audit Committee the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board, or PCAOB, and the SEC. EY also provided to our Audit Committee the written disclosures and letter required by the applicable requirements of the PCAOB regarding EY’s communications with our Audit Committee concerning its independence, and, in connection therewith, our Audit Committee discussed with EY their views as to its independence. Our Audit Committee also reviewed, among other things, the audit and non-audit services performed by, and the amount of fees paid for such services to, EY. Our Audit Committee meetings regularly include executive sessions with EY without the presence of our management.
In undertaking its oversight function, our Audit Committee relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and on EY’s representation included in their report on our financial statements. Our Audit Committee is not, however, professionally engaged in the practice of accounting or auditing and does not provide any expert or other special assurance or professional opinion as the sufficiency of the external or internal audits or whether our Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.
Based on the review and discussions referred to above, our Audit Committee recommended to our Board that the audited consolidated financial statements for the year ended December 31, 2021, be included in our Annual Report on Form 10-K for the year ended December 31, 2021, for filing with the SEC.
Submitted by the Audit Committee of the Company’s Board:
Stephen G. Kasnet (Chair)
W. Reid Sanders
Hope B. Woodhouse
72 / investors.gpmtreit.com

Other Matters
Other Matters

Meeting Matters
Our Board does not intend to bring other matters before the Annual Meeting except items incident to the conduct of the meeting. However, on all matters properly brought before the meeting by our Board or others, the persons named as proxy holders in the accompanying proxy, or their substitutes, will vote on such matters in their discretion to the extent permitted by law.
Stockholder Proposals and Director Nominations for 2023 Annual Meeting
PROPOSALS INCLUDED IN THE PROXY STATEMENT
If a stockholder intends to submit a proposal for inclusion in our proxy statement for our 2023 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act, the stockholder proposal must be received by the Secretary of Granite Point Mortgage Trust Inc., 3 Bryant Park, Suite 2400A, New York, New York 10036, on or before December 19, 2022. A proposal must comply with all of the requirements of Rule 14a-8 under the Exchange Act to be included in our proxy statement and proxy card relating to such meeting.
We suggest such proposals be submitted by certified mail, return receipt requested. Nothing in this section shall be deemed to require us to include any stockholder proposal that does not meet all the requirements for such inclusion established by the SEC in effect at that time.
DIRECTOR NOMINATIONS OR OTHER PROPOSALS
Outside of Rule 14a-8(e), stockholders may nominate candidates for election to our Board or propose business for consideration at our 2023 annual meeting of stockholders under Maryland law and our Bylaws. Our Bylaws provide that, with respect to an annual meeting of stockholders, nominations of individuals for election to our Board and the proposal of other business to be considered by stockholders may be made only (i) pursuant to our notice of the meeting, (ii) by or at the direction of our Board or (iii) by a stockholder who was a stockholder of record both at the time of giving the notice required by our Bylaws and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice provisions set forth in our Bylaws.
Under our Bylaws, notice of such a nomination or proposal of other business must generally be provided to the Secretary not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. Accordingly, any stockholder who intends to submit such a nomination or such a proposal at our 2023 annual meeting of stockholders must notify us in writing of such proposal by 5:00 p.m., Eastern Time, on December 19, 2022, but not earlier than November 19, 2022. In addition, any such nomination or proposal must include the information required by our Bylaws.
Annual Report
A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as filed with the SEC, will be sent to any stockholder, without charge, upon written request to Granite Point Mortgage Trust Inc., Attention: Investor Relations, 3 Bryant Park, Suite 2400A, New York, New York 10036. You also may obtain our Annual Report on Form 10-K on the Internet at the SEC’s website, www.sec.gov, or on our website at www.gmptreit.com.
2022 PROXY STATEMENT / 73

Frequently Asked Questions
Frequently Asked Questions

What is the purpose of the Annual Meeting?
The purpose of the Annual Meeting is to vote on the following matters:
(1)
To elect as directors the five nominees named in this proxy statement;

(2)
To approve on an advisory basis the compensation of our named executive officers;

(3)
To approve the proposed Granite Point Mortgage Trust Inc. 2022 Omnibus Incentive Plan;

(4)
To ratify the appointment of Ernst & Young LLP to serve as our independent auditor for our fiscal year ending December 31, 2022; and

(5)
To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Are there any matters to be voted on at the Annual Meeting that are not included in this proxy statement?
We currently are not aware of any business to be acted upon at the Annual Meeting other than as described in this proxy statement. If, however, other matters are properly brought before the Annual Meeting, or any adjournment or postponement of the Annual Meeting, your proxy includes discretionary authority on the part of the individuals appointed to vote your shares of common stock or act on those matters according to their best judgment.
Why is the Company holding a virtual annual meeting?
We have elected to conduct our Annual Meeting in a virtual format in order to better facilitate stockholder participation by enabling stockholders to participate fully, and equally, from any location at no cost. We believe this approach increases our ability to engage with all stockholders, regardless of size, resources or physical location, and also provides cost savings for the Company. We have designed this virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, the online format allows stockholders to communicate with us in advance of, and during, the meeting so they can ask any appropriate questions to management and our Board.
Who is entitled to vote at the Annual Meeting?
Our Board has set April 4, 2022, as the record date for the Annual Meeting. This means that the holders of our common stock as of the close of business on that date are entitled to receive notice of, and to vote at, the Annual Meeting and any postponements or adjournments thereof. On the record date, there were 53,855,577 shares of our common stock outstanding and entitled to vote at the Annual Meeting.
A list of the holders of our common stock as of the record date will be available at our principal executive office, during normal business hours for the ten days preceding the Annual Meeting, for examination by any registered holder of common stock as of the record date for any purpose pertaining to the Annual Meeting. Our principal executive office is located at 3 Bryant Park, Suite 2400A, New York, New York 10036.
What are my voting rights?
You are entitled to one vote for each share of our common stock held by you on the record date on all matters presented at the Annual Meeting or any adjournment or postponement thereof. There is no cumulative voting.
How many shares must be present to hold the Annual Meeting?
The presence, in person or represented by proxy, of the holders of shares of our common stock entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting will constitute a quorum for the
74 / investors.gpmtreit.com

Frequently Asked Questions
transaction of business at the Annual Meeting. Your shares will be counted toward the quorum if you submit a proxy or vote at the Annual Meeting. Shares represented by proxies marked “abstain” and “broker non-votes” also are counted in determining whether a quorum is present.
What is a proxy?
A proxy is your designation of another person to vote shares of our common stock that you own. The person you designate is called a proxy holder. If you designate someone as your proxy holder in a written document, that document also is called a proxy or a proxy card. When you designate a proxy holder, you also may direct the proxy holder how to vote your shares. We refer to this as your “proxy vote.” Two executive officers have been designated as proxy holders for our Annual Meeting: John (“Jack”) A. Taylor, our President and Chief Executive Officer, and Michael J. Karber, our Vice President, General Counsel and Secretary.
What is a proxy statement?
A proxy statement is a document that SEC regulations require us to make available to you by Internet or, if you request, by mail when we ask you to designate proxy holders to vote your shares of our common stock at a meeting of our stockholders. This proxy statement includes information regarding the matters to be acted upon at the Annual Meeting and certain other information required by regulations of the SEC and rules of the NYSE.
Why did I receive a notice instead of a full set of proxy materials?
As permitted by SEC rules, we have elected to provide access to our proxy materials over the Internet, which reduces the environmental impact and costs of our Annual Meeting. Accordingly, we mailed a Notice of Availability to beneficial owners and the holders of record of our common stock who have not previously requested a printed set of proxy materials. All holders of common stock will be able to access our proxy materials on the website referred to in the Notice of Availability (www.proxyvote.com) or request to receive a printed set of our proxy materials. Instructions on how to access our proxy materials over the Internet or request a printed copy of our proxy materials may be found in the Notice of Availability.
Why did I receive more than one notice or printed set of proxy materials?
If you receive more than one Notice of Availability or printed set of proxy materials, it likely means that you hold shares of our common stock in more than one account. To ensure that all of your shares are voted, you should vote once for each control number you receive, as described below under “How can I vote prior to the Annual Meeting?”
How can I obtain a paper copy or an electronic copy of the proxy materials?
To obtain a paper copy or an electronic copy of the proxy materials, you will need your control number, which was provided to you in the Notice of Availability or the proxy card included with your printed set of proxy materials. Once you have your control number, you may request a paper copy or an electronic copy of our proxy materials using any of the following methods: (i) visit www.proxyvote.com and enter your control number when prompted; (ii) call 1-800-579-1639 and enter your control number when prompted; or (iii) send an email requesting electronic delivery of the materials to sendmaterial@proxyvote.com.
What is the difference between a stockholder of record and a beneficial owner?
If your shares of common stock are registered directly in your name with our transfer agent, Equiniti Trust Company, you are considered the stockholder of record with respect to those shares.
If your shares of common stock are held in a brokerage account, or by a bank, trustee or other nominee, you are considered the beneficial owner of shares held in “street name.” As the beneficial owner, you have the right to direct your broker, bank, trustee or other nominee on how to vote the shares that you beneficially own and you are also invited to attend our Annual Meeting. However, beneficial owners generally cannot vote their shares directly because they are not the stockholder of record; instead, beneficial owners must instruct the broker, bank, trustee or other nominee how to vote their shares using the method described below under “How can I vote prior to the Annual Meeting?”
2022 PROXY STATEMENT / 75

Frequently Asked Questions
Where can I find the voting results of the Annual Meeting?
We plan to publish the final voting results in a Current Report on Form 8-K filed with the SEC within four business days following the Annual Meeting.
How can I vote prior to the Annual Meeting?
Stockholders of Record. If you are a holder of record of our common stock, you may vote your shares or submit a proxy to be voted at the Annual Meeting by one of the following methods:
Vote by Internet: You may authorize your proxy online via the Internet by accessing the website www.proxyvote.com and following the instructions provided on the Notice of Availability or proxy card.
Vote by Telephone: You may authorize your proxy by touch-tone telephone by calling the number and following the instructions provided on the Notice of Availability or proxy card.
Vote by Mail: If you request paper copies of the proxy materials to be sent to you by mail, you may authorize your proxy by completing, signing and dating your proxy card and returning it in the reply envelope included with the paper proxy materials.
Beneficial Owners. If your shares of common stock are held in a brokerage account or by a bank, trustee or other nominee, you are considered the beneficial owner of shares held in “street name.” If you hold your shares in street name, you must vote your shares in the manner prescribed by your broker, bank, trustee or other nominee, which is similar to the voting procedures for stockholders of record. Other than ratifying the appointment of Ernst & Young LLP as our independent auditor for the year ending December 31, 2022, your broker, bank, trustee or other nominee is not permitted to vote your shares of stock on any proposal unless you provide them with specific instructions on how to vote your shares of common stock. You should instruct your broker, bank, trustee or other nominee how to vote your shares of common stock by following the directions provided by such party. However, if you request the proxy materials by mail after receiving a Notice of Availability from your broker, bank, trustee or other nominee, you will receive a voting instruction form (not a proxy card) to use in directing such party how to vote your shares.
Can I vote my shares during the Annual Meeting?
You may vote your shares during the Annual Meeting until such time as the Chair declares the polls closed by visiting www.virtualshareholdermeeting.com/GPMT2022 and following the instructions. You will need the 16-digit control number included in your proxy card, voting instructions form or Notice of Availability.
How are abstentions and broker non-votes treated?
Under NYSE rules, brokers, banks, trustees or other nominees who hold shares for a beneficial owner have the discretion to vote on a limited number of “routine” proposals when they have not received voting instructions from the beneficial owner at least ten days prior to the annual meeting. A “broker non-vote” occurs when a broker, bank, trustee or other nominee does not receive such voting instructions and does not have the discretion to vote the shares. Pursuant to Maryland law, abstentions and broker non-votes are not included in the determination of the shares of common stock voting on such matters, but are counted for quorum purposes.
The only “routine” matter to be voted on at our Annual Meeting is Proposal 4: Ratification of Appointment of Independent Auditor. Therefore, if you do not provide voting instructions to your broker, bank, trustee or other nominee, they may vote your shares only on Proposal 4.
Your vote is important. We urge you to vote, or to instruct your broker, bank, trustee or other nominee how to vote, your shares on all matters before the Annual Meeting. For more information regarding the effect of abstentions and broker non-votes on the outcome of a vote, please see “How does our Board recommend that I vote my shares and what vote is required for approval of each proposal at the Annual Meeting?” and “If I submit my proxy, how will my shares of common stock be voted?” below.
76 / investors.gpmtreit.com

Frequently Asked Questions
How does our Board recommend that I vote my shares and what vote is required for approval of each proposal at the Annual Meeting?
Proposal	Board Recommendation	Available Voting Options	Voting Approval Standard	Effect of an Abstention	Effect of a Broker Non-Vote
1 Election of directors	FOR each of the five nominees	FOR, AGAINST or ABSTAIN, with respect to each nominee	A nominee who receives a majority of all votes cast FOR such nominee is elected as a director	No Effect	No Effect
2 Approval of advisory vote on executive compensation	FOR	FOR, AGAINST or ABSTAIN	Majority of all votes cast FOR the proposal	No Effect	No Effect
3 Approval of proposed 2022 Omnibus Incentive Plan	FOR	FOR, AGAINST or ABSTAIN	Majority of all votes cast FOR the proposal	No Effect	No Effect
4 Ratification of appointment of independent auditor	FOR	FOR, AGAINST or ABSTAIN	Majority of all votes cast FOR the proposal	No Effect	Not Applicable
If I submit my proxy, how will my shares of common stock be voted?
How Do You Hold Your Shares?	How Your Shares Will Be Voted if You Specify How to Vote:	How Your Shares Will Be Voted if You Do Not Specify How to Vote:
Stockholder of Record (your shares are registered in your name)	The named proxy holders will vote your shares as you direct on the proxy card.	The named proxy holders will vote as recommended by our Board. In the case of Proposal 1, that means your shares will be voted FOR each director nominee. In the case of Proposals 2-4, that means your shares will be voted FOR each proposal.
Beneficial Owner (your shares are held in “street name”)	Your broker, bank, trustee or other nominee will vote your shares as you direct them to.	Your broker, bank, trustee or other nominee may use its discretion to vote only on items deemed by the NYSE to be “routine,” such as Proposal 4: Ratification of Appointment of Independent Auditor. For non-routine items, such as Proposals 1-3, your shares will be considered “uninstructed” and result in a broker non-vote.
Can I change my vote after submitting my proxy?
You may change your vote at any time before the proxy is exercised. For holders of record of our common stock, if you voted by mail, you may revoke your proxy at any time before it is voted at the Annual Meeting by executing and delivering a timely and valid later-dated proxy, by voting via the Internet during the virtual Annual Meeting or by giving written notice of such revocation to the Secretary. If you voted by Internet or telephone, you may also change your vote with a timely and valid later-dated Internet or telephone vote, as the case may be, or by voting via the Internet during the Annual Meeting. Attendance at the virtual Annual Meeting will not have the effect of revoking a proxy unless (i) you give proper written notice of revocation to the Secretary before the proxy is exercised or (ii) you vote online during the Annual Meeting.
Notices of revocation of proxies should be sent to Granite Point Mortgage Trust Inc., Attention: Michael J. Karber, Vice President, General Counsel and Secretary, 3 Bryant Park, Suite 2400A, New York, New York 10036.
2022 PROXY STATEMENT / 77

Frequently Asked Questions
Who will count the votes?
Broadridge Financial Solutions, Inc., our independent proxy tabulator, will count the votes.
How can I attend the Annual Meeting?
The Annual Meeting will be conducted virtually via the Internet on Thursday, June 2, 2022. You can attend the meeting by logging in to www.virtualshareholdermeeting.com/GPMT2022 and following the instructions provided on your Notice of Availability. We recommend that you log in at least ten minutes before the Annual Meeting to ensure you are logged in when the meeting starts. Only stockholders who own shares of our common stock as of the record date, April 4, 2022, may submit questions and vote at the Annual Meeting. You may still virtually attend the Annual Meeting if you vote by proxy in advance of the Annual Meeting.
If you wish to attend the virtual Annual Meeting at a location provided by us, our legal counsel, Skadden, Arps, Slate, Meagher & Flom LLP, will air the webcast at its offices located at One Manhattan West, New York, New York 10001. Please note that no members of management or our Board will be in attendance at this location, and you will not have the ability to vote your shares during the Annual Meeting from this location. If you wish to attend the Annual Meeting via webcast at Skadden, Arps, Slate, Meagher & Flom LLP’s offices, you must complete and return the Reservation Request Form found at the end of this proxy statement.
How can I submit questions for the Annual Meeting?
You may submit questions prior to the meeting at www.proxyvote.com or during the meeting by logging in to www.virtualshareholdermeeting.com/GPMT2022. Questions pertinent to matters to be acted upon at the Annual Meeting, as well as appropriate questions regarding the business and operations of the Company, will be answered during the Annual Meeting, subject to time constraints. In the interests of time and efficiency, we reserve the right to group questions of a similar nature together to facilitate the question-and-answer portion of the meeting. We may not be able to answer all questions submitted in the allotted time.
What is householding?
We may send a single Notice of Availability, as well as other stockholder communications, to any household at which two or more stockholders reside unless we receive other instructions from you. This practice, known as “householding,” is designed to reduce duplicate mailings and printing and postage costs, and conserve natural resources. If your Notice of Availability is being householded and you wish to receive multiple copies of the Notice of Availability, or if you are receiving multiple copies and would like to receive a single copy, you may contact:
Broadridge Financial Solutions, Inc.
Householding Department
51 Mercedes Way
Edgewood, New York 11717
1-866-540-7095
If you participate in householding and would like to receive a separate copy of our Annual Report on Form 10-K, Notice of Availability or proxy statement, please contact Broadridge in the manner described above. Broadridge will deliver the requested documents to you promptly upon receipt of your request.
Who pays for the cost of proxy preparation and solicitation?
We will pay the cost of soliciting proxies and may make arrangements with brokerage houses, custodians, nominees and other fiduciaries to send proxy materials to beneficial owners of our common stock. We will reimburse these third parties for reasonable out-of-pocket expenses. In addition to solicitation by mail, our directors and officers may solicit proxies by telephone, electronic transmission and personally. Our directors and officers will not receive any special compensation for such services. We have retained Alliance Advisors, LLC, to assist in the solicitation of proxies for the Annual Meeting for a fee of $15,000, plus associated costs and expenses.
78 / investors.gpmtreit.com

Frequently Asked Questions
Who can help answer my questions?
If you have any questions or need assistance voting your shares or if you need additional copies of this proxy statement or the enclosed proxy card, please contact our Investor Relations department at our principal executive office:
Granite Point Mortgage Trust Inc.
Attention: Investor Relations
3 Bryant Park, Suite 2400A
New York, New York 10036
Phone 212-364-5500
Email: investors@gpmtreit.com
2022 PROXY STATEMENT / 79

Appendix A – Definitions and GAAP Reconciliation
Appendix A – Definitions and GAAP Reconciliation

Debt-to-Equity
Definition: Borrowings outstanding on repurchase facilities, securitized debt obligations, asset-specific financings, convertible senior notes and senior secured term loan facilities, less cash, divided by total stockholders’ equity.
Distributable Earnings
DEFINITION AND USE
Beginning with our Annual Report on Form 10-K for the year ended December 31, 2020, and for all subsequent reporting periods ending on or after December 31, 2021, we have elected to present Distributable Earnings, a measure that is not prepared in accordance with GAAP, as a supplemental method of evaluating our operating performance. Distributable Earnings replaces our prior presentation of Core Earnings with no changes to the definition. In order to maintain our status as a REIT, we are required to distribute at least 90% of our taxable income as dividends. Distributable Earnings is intended to serve as a general proxy for our taxable income, although it is not a perfect substitute for it, and, as such, is considered a key indicator of our ability to generate sufficient income to pay our common dividends and in determining the amount of such dividends, which is the primary focus of income-oriented investors who comprise a meaningful segment of our stockholder base. We believe providing Distributable Earnings on a supplemental basis to our net income (loss) and cash flow from operating activities, as determined in accordance with GAAP, is helpful to stockholders in assessing the overall performance of our business.
We use Distributable Earnings to evaluate our performance, excluding the effects of certain transactions and GAAP adjustments we believe are not necessarily indicative of our current loan portfolio and operations. For reporting purposes, we define Distributable Earnings as net income (loss) attributable to our stockholders, computed in accordance with GAAP, excluding: (i) non-cash equity compensation expenses; (ii) depreciation and amortization; (iii) any unrealized gains (losses) or other similar non-cash items that are included in net income for the applicable reporting period (regardless of whether such items are included in other comprehensive income (loss) or in net income for such period); and (iv) certain non-cash items and one-time expenses. Distributable Earnings may also be adjusted from time to time for reporting purposes to exclude one-time events pursuant to changes in GAAP and certain other material non-cash income or expense items approved by a majority of our independent directors. The exclusion of depreciation and amortization from the calculation of Distributable Earnings only applies to debt investments related to real estate to the extent we foreclose upon the property or properties underlying such debt investments.
While Distributable Earnings excludes the impact of the unrealized non-cash current provision for credit losses, we expect to only recognize such potential credit losses in Distributable Earnings if and when such amounts are deemed non-recoverable. This is generally at the time a loan is repaid, or in the case of foreclosure, when the underlying asset is sold, but non-recoverability may also be concluded if, in our determination, it is nearly certain that all amounts due will not be collected. The realized loss amount reflected in Distributable Earnings will equal the difference between the cash received, or expected to be received, and the carrying value of the asset, and is reflective of our economic experience as it relates to the ultimate realization of the loan. During the year ended December 31, 2021, we recorded a $20.0 million benefit from provision for credit losses, which has been excluded from Distributable Earnings consistent with other unrealized gains (losses) and other non-cash items pursuant to our existing policy for reporting Distributable Earnings referenced above. During the year ended December 31, 2021, we recorded a $(8.9) million loss on early extinguishment of debt, which has been excluded from Distributable Earnings consistent with certain one-time expenses pursuant to our existing policy for reporting Distributable Earnings as a helpful indicator in assessing the overall run-rate operating performance of our business.
2022 PROXY STATEMENT / A-1

Appendix A – Definitions and GAAP Reconciliation
Distributable Earnings does not represent net income (loss) or cash flow from operating activities and should not be considered as an alternative to GAAP net income (loss), or an indication of our GAAP cash flows from operations, a measure of our liquidity, or an indication of funds available for our cash needs. In addition, our methodology for calculating Distributable Earnings may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures, and, accordingly, our reported Distributable Earnings may not be comparable to the Distributable Earnings reported by other companies.
RECONCILIATION TO RELATED GAAP MEASURE
($ in millions, except per share data)	2021
GAAP Net Income	$67.6
Adjustments:
(Benefit from) Provision for Credit Losses	$(20.0)
Loss on Extinguishment of Debt	$8.9
Non-Cash Equity Compensation	$7.6
Distributable Earnings Before Write-off	$64.0
Write-off of Loan Held-for-Investment	$(9.7)
Distributable Earnings	$54.3
Basic Wtd. Avg. Common Shares	54,593,499
Distributable Earnings Per Basic Share Before Loan Write-off	$1.17
Distributable Earnings Per Basic Share	$0.99
GAAP Net Income
Definition: GAAP net income (loss) attributable to our common stockholders after deducting dividends attributable to our cumulative redeemable preferred stock.
Stabilized LTV
Definition: The fully funded loan amount (plus any financing that is pari passu with or senior to such loan), including all contractually provided for future fundings, divided by the as stabilized value (as determined in conformance with the Uniform Standards of Professional Appraisal Practice) set forth in the original appraisal. As stabilized value may be based on certain assumptions, such as future construction completion, projected re-tenanting, payment of tenant improvement or leasing commissions allowances or free or abated rent periods, or increased tenant occupancies.
A-2 / investors.gpmtreit.com

Appendix B – Text of 2022 Omnibus Incentive Plan
Appendix B – Text of 2022 Omnibus
Incentive Plan

GRANITE POINT MORTGAGE TRUST INC.
2022 OMNIBUS INCENTIVE PLAN
1.
Purposes of the Plan. This Plan is intended to provide Employees, Consultants and Non-Employee Directors with the opportunity to receive Awards. The Company believes that the provision of Awards under the Plan will encourage Participants to work to obtain a proprietary interest in the Company and thereby remain in the service of the Participating Companies, will assist the Participating Companies in attracting new personnel with outstanding qualifications, will enhance the incentive for Participants to contribute materially to the growth of the Participating Companies and will align the economic interests of the Participants with those of Company stockholders, thereby benefiting the Company and the Company’s stockholders.

2.
Definitions. As used herein, the following definitions will apply:

(a)
“Act” means the Securities Act of 1933, as amended.

(b)
“Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, any Participating Company as of any date of determination.

(c)
“Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any non-U.S. country or jurisdiction where Awards are, or will be, granted under the Plan.

(d)
“Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, DERs, Other Stock-Based Awards or Other Cash-Based Awards.

(e)
“Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. Each Award Agreement is subject to the terms and conditions of the Plan.

(f)
“Beneficial Owner” (or any variant thereof) has the meaning defined in Rule 13d-3 under the Exchange Act.

(g)
“Board” means the Board of Directors of the Company.

(h)
“Cause” has the meaning assigned to such term in any individual service, employment or severance agreement or Award Agreement with the Participant or, if no such agreement exists or if such agreement does not define “Cause,” (i) the Participant’s conviction (including a guilty plea or plea of nolo contendere) of any felony or any other crime involving fraud, dishonesty or moral turpitude; (ii) the Participant’s commission or attempted commission of or participation in a fraud or act of dishonesty or misrepresentation in the performance of the Participant’s duties; (iii) the Participant’s material violation of any contract or agreement between the Participant and a Participating Company, or of any Participating Company policy, or of any statutory duty the Participant owes to a Participating Company; (iv) the Participant’s failure to carry out the lawful and ethical directions of the person(s) to whom the Participant reports, which failure is not promptly corrected after notification; (v) the Participant’s unauthorized use of confidential information of a Participating Company or breach of any agreement with a Participating Company relating to non-solicitation, non-competition or the ownership or protection of the intellectual property of any Participating Company; or (vi) the Participant’s gross negligence or willful misconduct in the performance of the Participant’s duties.

2022 PROXY STATEMENT / B-1

Appendix B – Text of 2022 Omnibus Incentive Plan
(i)
“Change in Capitalization” means any (i) merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase or other reorganization or corporate transaction or event; (ii) special or extraordinary dividend or other extraordinary distribution (whether in the form of cash, Common Stock, or other property), stock split, reverse stock split, subdivision or consolidation; (iii) combination or exchange of shares; or (iv) other change in corporate structure, which, in any such case, the Administrator determines, in its sole discretion, affects the Common Stock such that an adjustment pursuant to Section 15 hereof is appropriate.

(j)
“Change in Control” means the occurrence of any of the following events:

(i)
any Person, other than a Company Affiliate, any trustee, fiduciary or other Person holding securities under any employee benefit plan or trust of the Company, is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or any Affiliate thereof) representing 50% or more of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (1) of paragraph (iii) below;

(ii)
members of the Board at the beginning of any consecutive 24-calendar-month period (the “Incumbent Directors”) cease for any reason other than due to death to constitute at least a majority of the members of the Board; provided that any Director whose election, or nomination for election by the Company’s stockholders, was approved or ratified by a vote of at least a majority of the members of the Board then still in office who were members of the Board at the beginning of such 24-calendar-month period, shall be deemed to be an Incumbent Director; provided, however, that any individual who was initially elected as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-12 (as proposed) of Regulation 14A promulgated under the Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any person or entity other than the Board, shall not be deemed to be an Incumbent Director;

(iii)
there is consummated a merger or consolidation of the Company or any direct or indirect Subsidiary with any other corporation or other entity, other than (1) a merger or consolidation (A) which results in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary, more than 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation and (B) immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the Company, the entity surviving such merger or consolidation or, if the Company or the entity surviving such merger or consolidation is then a Subsidiary, the ultimate parent thereof, or (2) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing 50% or more of the combined voting power of the Company’s then outstanding securities; or

(iv)
the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than (1) a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least fifty percent (50%) of the combined voting power of the voting securities of which are owned by shareholders of the Company following the completion of such transaction in substantially the same proportions as their ownership of the

B-2 / investors.gpmtreit.com

Appendix B – Text of 2022 Omnibus Incentive Plan
Company immediately prior to such sale or (2) a sale or disposition of all or substantially all of the Company’s assets immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the entity to which such assets are sold or disposed or, if such entity is a subsidiary, the ultimate parent thereof.
Notwithstanding the foregoing, (i) a Change in Control shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the holders of Shares immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions and (ii) for each Award that constitutes deferred compensation under Section 409A, and to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A, a Change in Control shall be deemed to have occurred under the Plan with respect to such Award only if a change in the ownership or effective control of the Company or a change in ownership of a substantial portion of the assets of the Company shall also be deemed to have occurred under Section 409A.
(k)
“Change in Control Protection Period” means the period commencing upon, and ending twenty-four (24) months following, the occurrence of a Change in Control.

(l)
“Code” means the U.S. Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

(m)
“Common Stock” means the Company’s common stock, par value $0.01 per share, either currently existing or authorized hereafter.

(n)
“Company” means Granite Point Mortgage Trust Inc., a Maryland corporation, or any successor thereto.

(o)
“Compensation Committee” means the Compensation Committee of the Board.

(p)
“Consultant” means any natural person, other than an Employee or Non-Employee Director, engaged by a Participating Company to render services to such entity if the person: (i) renders bona fide services to the Participating Company; and (ii) renders services not in connection with the offer or sale of securities in a capital-raising transaction and does not directly or indirectly promote or maintain a market for any Participating Company’s securities.

(q)
“Director” means a member of the Board.

(r)
“Disability” means, unless otherwise provided in the Participant’s Award Agreement, the occurrence of an event which would entitle the Participant to the payment of disability income under an approved long-term disability income plan or a long-term disability of the Company or a Participating Company as determined by the Administrator in its absolute discretion or pursuant to any other standard as may be adopted by the Administrator. Notwithstanding the foregoing, no circumstances or condition shall constitute a Disability to the extent that, if it were, a 20% tax would be imposed under Section 409A; provided that, in such a case, the event or condition shall continue to constitute a Disability to the maximum extent possible (e.g., if applicable, in respect of vesting without an acceleration of distribution) without causing the imposition of such 20% tax.

(s)
“DER” means any dividend equivalent right granted under Section 11 of the Plan to receive (or have credited) the equivalent value (in cash or Shares) of dividends paid on Common Stock.

(t)
“Effective Time” means the date the Plan is adopted by the Board, at 12:01 a.m. Eastern Standard Time on such date.

(u)
“Employee” means an employee of a Participating Company.

(v)
“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

(w)
“Fair Market Value” means the value of one share of Common Stock, determined as follows: (i) if the Shares are then listed on a national stock exchange, the closing sales price per Share

2022 PROXY STATEMENT / B-3

Appendix B – Text of 2022 Omnibus Incentive Plan
on the exchange on the applicable date, or if there is no closing price on that date, then on the last preceding date on which there was a sale of Shares on such exchange, as determined by the Administrator; (ii) if the Shares are not then listed on a national stock exchange but are then traded on an over-the-counter market, the average of the closing bid and asked prices for the Shares in such over-the-counter market on the applicable date, or if there are no such closing bid and asked prices on that date, then for the last preceding date on which there was a sale of such Shares in such market, as determined by the Administrator; (iii) if neither (i) nor (ii) applies, such value as the Administrator in its discretion may in good faith determine. Notwithstanding the foregoing, with respect to any “stock right” within the meaning of Section 409A, Fair Market Value shall not be less than the “fair market value” of the Shares determined in accordance with Treasury Regulation 1.409A-1(b)(5)(iv).
(x)
“Fiscal Year” means the fiscal year of the Company.

(y)
“Good Reason” has the meaning assigned to such term in any individual service, employment or severance agreement or Award Agreement with the Participant or, if no such agreement exists or if such agreement does not define “Good Reason,” “Good Reason” and any provision of this Plan that refers to “Good Reason” shall not be applicable to such Participant.

(z)
“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(aa)
“Non-Employee Director” means a Director who is not an Employee.

(bb)
“Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(cc)
“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(dd)
“Option” means a stock option granted pursuant to the Plan.

(ee)
“Other Cash-Based Award” means cash awarded based on time-based service conditions or upon the attainment of Performance Goals, a combination thereof or otherwise as permitted under the Plan.

(ff)
“Other Stock-Based Award” means a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, including but not limited to unrestricted Shares awarded as a bonus or upon the attainment of Performance Goals or otherwise as permitted under the Plan.

(gg)
“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(hh)
“Participant” means the holder of an outstanding Award.

(ii)
“Participating Companies” means the Company and its Subsidiaries, and, subject to approval by the Board, other Affiliates of the Company provided that Shares to be issued in respect of Awards granted to Employees or Consultants of such other Affiliates shall be subject to an effective securities registration statement or applicable exemption covering such Awards.

(jj)
“Performance-Based Award” means an Award that is earned or becomes vested on account of achievement of one or more Performance Goals.

(kk)
“Performance Goals” means the goal(s) determined by the Administrator in its discretion to be applicable to a Participant for a Performance Period.

(ll)
“Performance Period” means the time period during which the performance objectives or continued status as an Employee, Director or Consultant must be met.

(mm)
“Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture, as provided in Section 7.

(nn)
“Person” has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof.

B-4 / investors.gpmtreit.com

Appendix B – Text of 2022 Omnibus Incentive Plan
(oo)
“Plan” means this Granite Point Mortgage Trust Inc. 2022 Omnibus Incentive Plan, as it may be amended or restated from time to time.

(pp)
“Prior Plan” means the Granite Point Mortgage Trust Inc. 2017 Equity Incentive Plan.

(qq)
“Restricted Stock” means Shares issued pursuant to an Award of Restricted Stock under Section 7 of the Plan.

(rr)
“Restricted Stock Unit” or “RSU” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 8. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(ss)
“Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(tt)
“Section 16(b)” means Section 16(b) of the Exchange Act.

(uu)
“Section 409A” means Section 409A of the Code and any regulations or guidance promulgated thereunder.

(vv)
“Service Provider” means an Employee, Director or Consultant. A Participant shall not be deemed to have ceased to be a Service Provider until they are no longer serving in any capacity as a Service Provider, unless otherwise determined by the Administrator.

(ww)
“Share” means a share of the Common Stock, as adjusted in accordance with Section 15 of the Plan.

(xx)
“Stock Appreciation Right” or “SAR” means an Award, granted alone or in connection with an Option, that pursuant to Section 9 is designated as a Stock Appreciation Right.

(yy)
“Stockholder Approval Date” means the date of stockholder approval of the Plan in accordance with Section 30 herein.

(zz)
“Subsidiary” means any corporation, partnership, limited liability company or other entity at least 50% of the economic interest in the equity of which is owned, directly or indirectly, by the Company or by another Subsidiary; provided that there is an unbroken chain of ownership up to the Company.

(aaa)
“Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company or other entity acquired by a Participating Company or with which a Participating Company combines.

(bbb)
“Successor” means, in the event of a Change in Control, the acquiring or succeeding company (or an Affiliate thereof).

(ccc)
“Tax Obligations” means tax and social insurance liability obligations and requirements in connection with the Awards, including, without limitation, (a) all U.S. and non-U.S. federal, state, and local taxes (including the Participant’s employment tax obligations) that are required to be withheld by a Participating Company, (b) the Participant’s and, to the extent required by the Company (or the employing Participating Company), the Company’s (or the employing Participating Company’s) fringe benefit tax liability, if any, associated with the grant, vesting, or sale of Shares, and (c) any other Company (or employing Participating Company) taxes, the responsibility for which the Participant has agreed to bear with respect to such Award (or exercise thereof or issuance of Shares thereunder).

3.
Stock Subject to the Plan.

(a)
Stock Subject to the Plan. Subject to adjustment in accordance with Section 15 of the Plan, the maximum number of Shares that may be issued under the Plan is equal to 7,250,000 Shares (the “Share Limit”), which shall also be the maximum number of Shares that may be issued in respective of Incentive Stock Options under the Plan. Shares issued under the Plan may, in whole or in part, consist of authorized and unissued Shares, treasury Shares, Shares previously issued under the Plan but that become available again for issuance in accordance with Section 3(b) or Shares that have been or may be reacquired by the Company in the open market, in private transactions or otherwise.

2022 PROXY STATEMENT / B-5

Appendix B – Text of 2022 Omnibus Incentive Plan
(b)
Share Recycling. If any Shares subject to an Award are forfeited, cancelled, exchanged or surrendered or if an Award otherwise terminates or expires without a distribution of Shares to the Participant, or if an award is settled in cash, the Shares with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination, expiration or cash settlement, again be available for Awards under the Plan. The following Shares will not become available for future grant or sale under the Plan: (i) Shares tendered or withheld in payment of an exercise or purchase price of an Award; and (ii) Shares tendered or withheld to satisfy the tax withholding obligations related to an Award.

(c)
Maximum Awards to Non-Employee Directors. A Non-Employee Director may not be granted Awards during any single calendar year that, when aggregated with such Non-Employee Director’s cash fees for such calendar year, exceed seven-hundred-fifty-thousand dollars ($750,000) in total value (the “Director Limit”), calculating the value of any such Awards based on the grant date fair value of such Awards for the Company’s financial reporting purposes; provided, that, the Board may make exceptions to increase the Director Limit to one-million-five-hundred-thousand dollars ($1,500,000) for individual Non-Employee Directors in extraordinary circumstances, such as where a Non-Employee Director serves as a member of a special committee of the Board.

(d)
Substitute Awards. In connection with an entity’s merger or consolidation with a Participating Company or a Participating Company’s acquisition of an entity’s property or stock, the Administrator may grant Awards in substitution for any options or other stock or stock-based awards granted before such merger or consolidation by such entity or its Affiliate. Substitute Awards may be granted on such terms and conditions as the Administrator deems appropriate, notwithstanding limitations on Awards in the Plan. Substitute Awards will not count against the Share Limit (nor shall Shares subject to a Substitute Award be added to the Shares available for Awards under the Plan), except that Shares acquired by exercise of substitute Incentive Stock Options will count against the maximum number of Shares that may be issued pursuant to the exercise of Incentive Stock Options under the Plan.

(e)
Successor to the Prior Plan. The Plan is intended as the successor to the Prior Plan. Following the Stockholder Approval Date, no additional stock awards may be granted under the Prior Plan, however, all outstanding stock awards granted under the Prior Plan will remain subject to the terms of the Prior Plan.

4.
Administration of the Plan.

(a)
Administrator. The Plan shall be administered by the Compensation Committee (the “Administrator”). The Board retains the right to ratify, approve or amend any grants, and act on behalf of the Compensation Committee, as it deems appropriate, in which case, all references to the Administrator shall be deemed to refer to the Board.

(b)
Powers of the Administrator. Subject to the provisions of the Plan, the Administrator will have the authority, in its discretion:

(i)
to determine the Fair Market Value;

(ii)
to select the Service Providers to whom Awards may be granted hereunder;

(iii)
to determine the number of Shares to be covered by each Award granted hereunder;

(iv)
to approve forms of Award Agreements for use under the Plan;

(v)
to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;

(vi)
to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

B-6 / investors.gpmtreit.com

Appendix B – Text of 2022 Omnibus Incentive Plan
(vii)
to prescribe, amend and rescind rules and regulations relating to the Plan, including (but not limited to) rules and regulations relating to sub-plans established for the purpose of satisfying applicable non-U.S. laws;

(viii)
to modify or amend each Award (subject to Section 22), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards and to extend the maximum term of an Option (subject to Section 6(b) regarding Incentive Stock Options);

(ix)
to allow Participants to satisfy Tax Obligations in such manner as prescribed in Section 17 of the Plan;

(x)
to authorize any person to execute on behalf of the Company any instrument required to affect the grant of an Award previously granted by the Administrator;

(xi)
to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award; and

(xii)
to make all other determinations deemed necessary or advisable for administering the Plan.

(c)
Delegation of Authority. Notwithstanding the foregoing, subject to the requirements of Applicable Law, the Administrator may delegate to the Chief Executive Officer of the Company the authority to make, and amend, up to a specified aggregate number of Awards to Employees and Consultants who are not subject to the restrictions of Section 16(b) of the Exchange Act, provided that the Administrator shall determine any relevant exercise or purchase price of such Awards and shall specify the group of Employees and Consultants to whom such Awards may be made. The grant of authority under this Section 4(c) shall be subject to such conditions and limitations as may be determined by the Administrator. If the Chief Executive Officer makes grants pursuant to the delegated authority under this Section 4(c), references in the Plan to the “Administrator,” as they relate to making, or amending, such Awards, shall be deemed to refer to the Chief Executive Officer.

(d)
Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.

(e)
No Liability. Under no circumstances shall any Participating Company, the Administrator, or the Board incur liability for any indirect, incidental, consequential or special damages (including lost profits) of any form incurred by any person, whether or not foreseeable and regardless of the form of the act in which such a claim may be brought, with respect to the Plan or the Participating Companies, the Administrator’s or the Board’s roles in connection with the Plan.

5.
Eligibility. Awards under the Plan may only be granted to Employees, Consultants and Non-Employee Directors of Participating Companies.

6.
Stock Options.

(a)
Limitations. Each Option will be designated in the applicable Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Participating Companies) exceeds one hundred thousand dollars ($100,000), such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted. The Administrator, in its sole discretion, shall determine the number of Shares subject to each Option. The Administrator may grant Incentive Stock Options, Nonqualified Stock Options, or a combination thereof.

(b)
Term of Option. The term of each Option will be stated in the Award Agreement. In the case of any Option, the term will be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock

2022 PROXY STATEMENT / B-7

Appendix B – Text of 2022 Omnibus Incentive Plan
representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary of the Company, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.
(c)
Option Exercise Price and Consideration.

(i)
The per Share exercise price for the Shares to be issued pursuant to the exercise of an Option will be determined by the Administrator, but will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. In addition, in the case of an Incentive Stock Option granted to an Employee who owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Subsidiary of the Company, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant. Notwithstanding the foregoing provisions of this Section 6(c)(i), Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.

(ii)
Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will determine conditions that must be satisfied before the Option may be exercised.

(iii)
Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. Such consideration may consist entirely of: (1) cash; (2) check; (3) subject to the Administrator’s approval and such restrictions as the Administrator deems appropriate, by delivering other Shares (including Shares acquired in connection with the exercise of an Option, such as a net exercise arrangement), provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided further that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; or (4) such other method as the Administrator may permit, including consideration received by the Company under a broker-assisted (or other) cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; or (5) any combination of the foregoing methods of payment.

(d)
Exercise of Option.

(i)
Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

(ii)
An Option will be deemed exercised when the Company receives: (1) notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (2) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued.

B-8 / investors.gpmtreit.com

Appendix B – Text of 2022 Omnibus Incentive Plan
(iii)
Subject to Section 3(b), exercising an Option will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(iv)
Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability or termination for Cause, the Participant may exercise Participant’s Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for 90 days following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination, the Participant is not vested as to Participant’s entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise Participant’s Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(v)
Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise Participant’s Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant ceasing to be a Service Provider as a result of the Participant’s Disability. Unless otherwise provided by the Administrator, if on the date of termination, the Participant is not vested as to Participant’s entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise Participant’s Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(vi)
Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant’s death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to Participant’s entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(vii)
Termination for Cause. If a Participant ceases to be a Service Provider on account of Participant’s termination for Cause by a Participating Company, any Option held by the Participant (whether or not then vested) shall terminate as of the date the Participant ceases to be a Service Provider. In addition, notwithstanding the foregoing, if a Participant has engaged in conduct that constitutes Cause at any time while the Participant is a Service Provider or after the Participant ceases to be a Service Provider, any Option held by the Participant (whether or not then vested) shall immediately terminate. If a Participant has engaged in conduct that constitutes Cause, in addition to the immediate termination of all Options, the Participant shall automatically forfeit all

2022 PROXY STATEMENT / B-9

Appendix B – Text of 2022 Omnibus Incentive Plan
Shares underlying any exercised portion of an Option for which the Company has not yet delivered the share certificates, upon refund by the Company of the exercise price paid by the Participant for such Shares (subject to any right of setoff by the Company).
7.
Restricted Stock.

(a)
Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b)
Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(c)
Transferability. Except as provided in this Section 7, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(d)
Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(e)
Removal of Restrictions. Each certificate for a Share of Restricted Stock shall contain a legend giving appropriate notice of the restrictions in the Award. The Participant shall be entitled to have the legend removed from the stock certificate covering the Shares subject to restrictions when all restrictions on such Shares have lapsed. The Administrator may determine that the Company will not issue certificates for Shares of Restricted Stock until all restrictions on such Shares have lapsed, or that the Company will retain possession of certificates for Shares of Restricted Stock until all restrictions on such Shares have lapsed. Except as otherwise provided in this Section 7 or in an applicable Award Agreement, all restrictions imposed on Restricted Stock shall lapse upon the expiration of the Period of Restriction and the satisfaction of all conditions imposed by the Administrator. The Administrator may waive any or all restrictions and conditions of an Award of Restricted Stock.

(f)
Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g)
Dividends, DERs and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares (whether in cash or property), unless the Administrator provides otherwise, provided that, if an Award of Restricted Stock vests based on the achievement of Performance Goals, such dividends or distributions shall be held by the Company (unsegregated as a part of its general assets) until the Period of Restriction lapses (and shall be forfeited if the underlying Shares are forfeited) and paid over or distributed to the Participant as soon as practicable after the Period of Restriction lapses (if the Restricted Shares are not forfeited).

8.
Restricted Stock Units.

(a)
Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. The Administrator shall have complete discretion in determining the number of Restricted Stock Units granted to each Participant. After the Administrator determines that it will grant Restricted Stock Units under the Plan, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units.

(b)
Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Companywide, Participating Company, functional, or

B-10 / investors.gpmtreit.com

Appendix B – Text of 2022 Omnibus Incentive Plan
individual goals (including, but not limited to, continued employment), or any other basis determined by the Administrator in its discretion.
(c)
Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

(d)
Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may only settle earned Restricted Stock Units in cash, Shares, or a combination of both.

9.
Stock Appreciation Rights.

(a)
Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion, separately or in tandem with any Option (for all or a portion of the applicable Option). The Administrator shall have complete discretion to determine the number of SARs granted to any Service Provider.

(b)
Exercise Price and Other Terms. The per share exercise price for the Shares to be issued pursuant to exercise of a Stock Appreciation Right will be determined by the Administrator and will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. Otherwise, the Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan.

(c)
Tandem SARs. In the case of tandem SARs, the number of SARs granted to a Participant that shall be exercisable during a specified period shall not exceed the number of Shares that the Participant may purchase upon the exercise of the related Option during such period. Upon the exercise of an Option, the SARs relating to the Common Stock covered by such Option shall terminate. Upon the exercise of SARs, the related Option shall terminate to the extent of an equal number of Shares.

(d)
Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(e)
Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement.

Notwithstanding the foregoing, the rules of Section 6(b) relating to the maximum term and Section 6(d) relating to exercise also will apply to Stock Appreciation Rights and a tandem SAR shall be exercisable only during the period when the Option to which it is related is also exercisable.
(f)
Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i)
The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii)
The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.
10.
Other Stock- or Cash-Based Awards. The Administrator is authorized to grant Awards to Participants in the form of Other Stock-Based Awards or Other Cash-Based Awards, as deemed by the Administrator to be consistent with the purposes of the Plan. Awards granted pursuant to this paragraph may be

2022 PROXY STATEMENT / B-11

Appendix B – Text of 2022 Omnibus Incentive Plan
granted with value and payment contingent upon Performance Goals, but need not be subject to any Performance Goals or vesting criteria. The Administrator shall determine the terms and conditions of such Awards at the date of grant or thereafter.
11.
DERs. Subject to the other terms of the Plan, the Administrator shall be permitted to, in its discretion as reflected by the terms of the applicable Award Agreement, authorize the crediting of DERs to a Participant in an amount equal to the dividends and other distributions declared on Common Stock, to be credited as of the dividend payment dates, during the period between the date an Award is granted, and the date such Award is exercised, vests or expires, as determined by the Administrator. Such DERs shall be converted to cash or additional Shares by such formula and at such time and subject to such limitation as may be determined by the Administrator. If a DER is credited in respect of another Award hereunder, then, unless otherwise stated in the applicable Award Agreement, or, in the appropriate case, as determined by the Administrator, in no event shall the DER be in effect for a period beyond the time during which the applicable related portion of the underlying Award has been exercised or otherwise settled, or has expired, been forfeited or otherwise lapsed, as applicable. The term of a DER shall be set by the Administrator in its discretion and payment of a DER shall be in cash, Common Stock, or a combination thereof, as determined by the Administrator at the time of grant.

12.
Compliance With Section 409A of the Code. The Plan as well as payments and benefits under the Plan are intended to be exempt from, or to the extent subject thereto, to comply with Section 409A and, accordingly, to the maximum extent permitted, the Plan shall be interpreted in accordance therewith. Notwithstanding anything contained herein to the contrary, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A, a Participant shall not be considered to have terminated employment or service with the Participating Companies, for purposes of the Plan and no payment shall be due to the Participant under the Plan or any Award until the Participant would be considered to have incurred a “separation from service” from the Participating Companies within the meaning of Section 409A. Any payments described in the Plan that are due within the “short term deferral period” as defined in Section 409A shall not be treated as deferred compensation unless Applicable Law requires otherwise. Notwithstanding anything to the contrary in the Plan, to the extent that any Awards are payable upon a separation from service and such payment would result in the imposition of any individual tax and penalty interest charges imposed under Section 409A, the settlement and payment of such awards (or other amounts) shall instead be made on the first business day after the date that is six (6) months following such separation from service (or death, if earlier). Each amount to be paid or benefit to be provided under this Plan shall be construed as a separate identified payment for purposes of Section 409A. The Company and the other Participating Companies make no representation that any or all of the payments or benefits described in this Plan will be exempt from or comply with Section 409A and make no undertaking to preclude Section 409A from applying to any such payment. The Participant shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A. Notwithstanding anything to the contrary in the Plan or any Award, if and to the extent the Administrator shall determine that the terms of any Award may result in the failure of such Award to comply with or be exempt from the requirements of Section 409A, the Administrator shall have authority to take such action to amend, modify, cancel or terminate the Plan or any Award as it deems necessary or advisable to bring such Award into compliance with or maintain an exemption from Section 409A.

13.
Leaves of Absence/Transfer Between Locations. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Participant will not cease to be an Employee in the case of (a) any leave of absence approved by a Participating Company or (b) transfers between locations of a Participating Company or between Participating Companies. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by a Participating Company is not so guaranteed, then six (6) months following the first (1st) day of such leave, any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

14.
Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant,

B-12 / investors.gpmtreit.com

Appendix B – Text of 2022 Omnibus Incentive Plan
only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.
15.
Equitable Adjustments.

(a)
In the event of any Change in Capitalization, an equitable substitution or proportionate adjustment shall be made, in each case, as may be determined by the Administrator, in its sole discretion, in (i) the aggregate number of Shares reserved for issuance under the Plan and the maximum number of Shares or cash that may be subject to Awards granted to any Participant in any calendar year, (ii) the kind and number of securities subject to, and the exercise price or purchase of, any outstanding Options and Stock Appreciation Rights granted under the Plan, (iii) the kind, number and purchase price of Shares, or the amount of cash or amount or type of other property, subject to outstanding Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, DERs, Other Stock-Based Awards or Other Cash-Based Awards granted under the Plan or (iv) the Performance Goals and performance periods applicable to any Awards granted under the Plan; provided, however, that any fractional shares resulting from the adjustment shall be eliminated. Such other equitable substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion.

(b)
Without limiting the generality of the foregoing, in connection with a Change in Capitalization, the Administrator may provide, in its sole discretion, but subject in all events to the requirements of Section 409A of the Code, for the cancellation of any outstanding Award in exchange for payment in cash or other property having an aggregate Fair Market Value equal to the Fair Market Value of the Shares, cash or other property covered by such Award, reduced by the aggregate Exercise Price or base price thereof, if any; provided, however, that if the Exercise Price or base price of any outstanding Award is equal to or greater than the Fair Market Value of the Shares, cash or other property covered by such Award, the Administrator may cancel such Award without the payment of any consideration to the Participant.

(c)
The determinations made by the Administrator pursuant to this Section 15 shall be final, binding and conclusive.

16.
Change in Control (Double-Trigger Vesting). In the event that a Change in Control occurs, each Award granted under the Plan shall continue to operate in accordance with its terms, subject to adjustment (including, without limitation, assumption or conversion into equivalent awards of the acquirer’s equity) as provided in Section 15 hereof. In the event that (1) a Change in Control occurs, and, unless otherwise provided in the applicable Award Agreement or other applicable agreement between a Participant and a Participating Company, (i) the Participant’s employment or service is terminated by the Company, its successor or an Affiliate thereof without Cause or by the Participant for Good Reason (if applicable) during the Change in Control Protection Period, or (ii) for any reason, the Successor or its Affiliate does not assume or continue outstanding Awards or substitute Awards with equivalent awards, then:

(a)
any unvested or unexercisable portion of any Award carrying a right to exercise shall become fully vested and exercisable for the remainder of the applicable Award term;

(b)
the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to an Award granted under the Plan shall lapse and such Awards shall be deemed fully vested and any performance conditions imposed with respect to such Awards shall be deemed to be fully achieved; and

(c)
all Performance-Based Awards for which the Performance Period has not been completed as of the date of the Change in Control will, with respect to each Performance Goal or other vesting criteria, be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met, and vest and be paid out for the entire Performance Period (and not pro rata), with the manner of payment to be made in cash or Shares at the Administrator’s discretion; provided, however that if any such payment is to be made in Shares, the Administrator may in its reasonable discretion, provide such holders the consideration provided to other similarly situated stockholders in such Change in Control.

2022 PROXY STATEMENT / B-13

Appendix B – Text of 2022 Omnibus Incentive Plan
“Equivalent awards” for purposes of this Section 16 refers to awards that (a) have a value at least equal to the value of the Award being substituted; (b) for Awards other than Other Cash-Based Awards, relate to a publicly-traded equity security of the Successor involved in the Change in Control or another publicly traded entity that is affiliated with the Successor following the Change in Control; (c) be the same type of award as the Award being substituted; (d) be vested to the extent the Award being substituted was vested at the time of the Change in Control and (e) have other terms and conditions (including by way of example, vesting and exercisability) that are the same or more favorable to the Participant than the terms and conditions of the Award being substituted, in each case, as reasonably determined by the Administrator (as constituted prior to the Change in Control) in good faith, except that, Performance Goals may be deemed achieved at the greater of target or actual level of performance (determined as of the date of the Change in Control) and, if the Award relates to Shares, the Award may be converted or modified to instead confer the right to receive shares of publicly-traded common stock of the surviving or acquiring entity (or ultimate parent thereof) or such other security or entity as may be determined by the Administrator prior to the Change in Control. With respect to any Award that is considered deferred compensation under Section 409A, any settlement or payment under this Section 16 with respect to such Award shall not be made or occur until such time that such settlement or payment does not cause the Award to be subject to adverse tax consequences under Section 409A.
17.
Tax Withholding.

(a)
Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy all Tax Obligations with respect to such Award (or exercise thereof).

(b)
Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may set forth in an Award Agreement or otherwise permit the satisfaction of a Participant’s tax withholding obligations for such Tax Obligations, in whole or in part, by any of the following methods (without limitation): (i) causing the Participant to tender a cash payment; (ii) having the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the amount required to be withheld pursuant to the Tax Obligations but not to exceed the sum of all statutory maximum rates applicable in the Participant’s jurisdiction(s) (provided, in the case of a Participant who is an “officer” of the Company as defined in Rule 16a-1(f) promulgated pursuant to the Exchange Act, or any successor law (or any successor rule), that any withholding amount that exceeds the amount that is required to be withheld pursuant to the Tax Obligations for such Participant is approved in advance by the Administrator or the Board (such requirement, the “Section 16 Officer Condition”)); (iii) causing the Participant to deliver to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld pursuant to the Tax Obligations but not to exceed the sum of all statutory maximum rates applicable in the Participant’s jurisdiction(s), subject to the Section 16 Officer Condition; (iv) having the Company withhold from proceeds of the sale of Shares issued pursuant to an Award either through a voluntary sale or through a mandatory sale arranged by the Company or (v) by any other method acceptable to the Administrator in its discretion, provided that, in all instances, the satisfaction of the Tax Obligations will not result in any adverse accounting consequence to the Company, as the Administrator may determine in its sole discretion. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

18.
Cessation of Service. Except as otherwise set forth in the Plan or in any individual service, employment or severance agreement or Award Agreement with the Participant, or except as otherwise provided by the Administrator, upon a Participant ceasing to be a Service Provider for any reason, all of the Participant’s Awards that are unvested or unexercisable shall be immediately terminated and forfeited without consideration.

19.
No Effect on Employment or Service; No Rights to Future Awards. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with any Participating Company, nor will they interfere in any way with the Participant’s right or the right of any Participating Company to terminate such relationship at any time, with or

B-14 / investors.gpmtreit.com

Appendix B – Text of 2022 Omnibus Incentive Plan
without Cause, to the extent permitted by Applicable Laws. Nothing in the Plan shall entitle any Service Provider or any other person to any claim or right to be granted an Award.
20.
Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later (but not earlier) date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

21.
Term of Plan. Following adoption of the Plan by the Board, the Plan will become effective upon the approval of the Plan by the Company’s stockholders in accordance with Section 30. The Plan will continue in effect for a term of ten (10) years after the Stockholder Approval Date, unless terminated earlier under Section 22.

22.
Amendment and Termination of the Plan.

(a)
Amendment and Termination. The Board or its delegate may at any time amend, alter, suspend or terminate the Plan.

(b)
Stockholder Approval; No Repricing Without Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws. Without the approval of the Company’s stockholders, the Administrator cannot approve either (i) the cancellation of outstanding Options or SARs with an exercise or base price in excess of the Fair Market Value of a Share in exchange for cash or the grant in substitution therefor of new Awards having a lower exercise or base price or (ii) the amendment of outstanding Options or SARs to reduce the exercise price or base price thereof, except as provided in Section 15. This limitation shall not be construed to apply to “issuing or assuming an Option in a transaction to which Section 424(a) applies,” within the meaning of Section 424 of the Code.

(c)
Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will materially impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

23.
Conditions Upon Issuance of Shares.

(a)
Legal Compliance. Shares will not be issued pursuant to the exercise or vesting of an Award unless the exercise or vesting of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance. For the avoidance of doubt, no Common Stock shall be issued or transferred in connection with any Award hereunder unless and until all legal and contractual restrictions applicable to the issuance or transfer of such Common Stock have been complied with to the satisfaction of the Administrator.

(b)
Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

24.
Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

25.
Clawback; Other Participating Company Policies.

(a)
Notwithstanding any other provision of the Plan to the contrary, all Awards granted under the Plan shall be and remain subject to any incentive compensation clawback or recoupment policy of the applicable Participating Company currently in effect or as may be adopted by

2022 PROXY STATEMENT / B-15

Appendix B – Text of 2022 Omnibus Incentive Plan
the Participating Company and, in each case, as may be amended from time to time. No such policy adoption or amendment shall require a Participant’s prior consent. All Awards granted under the Plan shall be and remain subject to any other applicable policies of the Participating Companies, such as insider trading policies as they may exist from time to time.
(b)
To the extent that the applicable Participating Company has not adopted an incentive compensation clawback or recoupment policy covering Awards:

(i)
In the event of a restatement of incorrect financial results, the Administrator will review all cash and equity awards (whether granted under the Plan or otherwise) held by executive officers (within the meaning of Rule 3b-7 of the Exchange Act) of the Company that (x) were earned based on performance or vested during the course of the financial period subject to such restatement or (y) were granted during or within one year following such financial period.

(ii)
If any Award would have been lower or would not have vested, been earned or been granted based on such restated financial results, the Administrator shall, if it determines appropriate in its sole discretion and to the extent permitted by Applicable Laws, (x) cancel such Award, in whole or in part, whether or not vested, earned or payable or (y) require the executive officer to repay to the Company an amount equal to all or any portion of the value of any gains from the grant, vesting or payment of the Award that would not have been realized had the restatement not occurred.

26.
Limitations Applicable to Officers. Notwithstanding any other provision of the Plan, the Plan and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 and any amendments thereto) that are requirements for the application of such exemptive rule. To the extent permitted by Applicable Laws, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

27.
Funding of the Plan. This Plan shall be unfunded and is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended. No provision contained herein shall be construed to require that (a) any Participating Company be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Awards under this Plan, or (b) interest be paid or accrued on any Award or on any subsequent distribution of Common Stock, payment of cash, release or lapse of any restrictions on Common Stock, or any other distribution or payment of property or cash pursuant to the exercise of any rights provided by any Awards.

28.
No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Administrator shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be disregarded or otherwise eliminated.

29.
Governing Law. The Plan shall be administered, construed and governed in accordance with the Code and the laws of Maryland, without reference to principles of conflict of laws.

30.
Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

B-16 / investors.gpmtreit.com

Detach Here
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
GRANITE POINT MORTGAGE TRUST INC.
2022 ANNUAL MEETING OF STOCKHOLDERS
RESERVATION REQUEST FORM
If you wish to attend the webcast of Granite Point Mortgage Trust Inc.’s 2022 Annual Meeting of Stockholders (the “Annual Meeting”) at the offices of Skadden, Arps, Slate, Meagher & Flom LLP (located at One Manhattan West, New York, New York 10001), you must complete the following information and return the form to Granite Point Mortgage Trust Inc., Attention: Michael J. Karber, General Counsel and Secretary, 3 Bryant Park, Suite 2400A, New York, New York 10036. Please note that no members of management or our Board will be in attendance at Skadden, Arps, Slate, Meagher & Flom LLP’s offices and you will not have the ability to vote your shares from that location. This form must be received by Granite Point Mortgage Trust Inc. no later than May 31, 2022.
Your name and address:

Number of shares of Granite Point Mortgage Trust Inc. common stock you hold:

Please note that if you hold your shares through a bank, broker or other nominee (i.e., in street name), you may be able to authorize your proxy by telephone or the Internet, as well as by mail. You should follow the instructions you receive from your bank, broker or other nominee to vote these shares. Also, if you hold your shares in street name, you must obtain a proxy executed in your favor from your bank, broker or nominee to be able to vote via the Annual Meeting webcast. If the shares listed above are not registered in your name, identify the name of the registered stockholder below and include evidence that you beneficially own the shares.
Record stockholder:

  (name of your bank, broker or other nominee)

THIS IS NOT A PROXY CARD
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

GRANITE POINT
MORTGAGE TRUST

3 Bryant Park, 24th Floor, New York, NY 10036
212.364.5500 www.gpmtreit.com

GRANITE POINT MORTGAGE TRUST

SCAN TO
VIEW MATERIALS & VOTE

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D78533-P67382

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GRANITE POINT MORTGAGE TRUST INC.

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Tanuja M. Dehne	☐	☐	☐
1b. Stephen G. Kasnet	☐	☐	☐
1c. W. Reid Sanders	☐	☐	☐
1d. John A. Taylor	☐	☐	☐
1e. Hope B. Woodhouse	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

SCAN TO VIEW MATERIALS & VOTE GRANITE POINT MORTGAGE TRUST INC. 3 BRYANT PARK, SUITE 2400A NEW YORK, NY 10036 VOTE BY INTERNET Before The Meeting — Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time June 1, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting — Go to www.virtualshareholdermeeting.com/GPMT2022 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE — 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time June 1, 2022. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. D78533-P67382 GRANITE POINT MORTGAGE TRUST INC. The Board of Directors recommends you vote FOR the following proposal: 1. Election of Directors For Against Abstain Nominees: 1a. Tanuja M. Dehne For Against Abstain 1b. Stephen G. Kasnet 3. To approve the proposed Granite Point Mortgage Trust Inc. 2022 Omnibus Incentive Plan. 1c. W. Reid Sanders 4. To ratify the appointment of Ernst & Young LLP as our independent auditor for our fiscal year ending December 31, 2022. 1d. John A. Taylor 1e. Hope B. Woodhouse NOTE: To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. The Board of Directors recommends you vote FOR proposals 2, 3 and 4. 2. To approve on an advisory basis the compensation of our named executive officers.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Annual Report and Notice and Proxy Statement are available at www.proxyvote.com. D78534-P67382 GRANITE POINT MORTGAGE TRUST INC. Annual Meeting of Stockholders June 2, 2022 10:00 AM Eastern Time This proxy is solicited by the Board of Directors The undersigned hereby authorizes and appoints John A. Taylor and Michael J. Karber, and each of them, as proxy holders, with full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders to be held virtually onThursday, June 2, 2022, at 10:00 a.m. Eastern Time, and at any postponements or adjournments thereof, and to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and to otherwise represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. When properly executed, this proxy will be voted on the proposals set forth herein as directed by the stockholder, but if no direction is made in the space provided, this proxy will be voted FOR the election of all nominees for director, FOR the advisory vote on executive compensation, FOR the Omnibus Incentive Plan, FOR ratification of the independent auditor appointment, and according to the discretion of the proxy holders on any other matters that may properly come before the meeting or any postponement or adjournment thereof. This proxy is revocable. The undersigned hereby revokes all previous proxies relating to the shares covered hereby and acknowledges receipt of theNotice and Proxy Statement relating to the Annual Meeting of Stockholders. Continued and to be signed on reverse side